As filed with the Securities and Exchange Commission on April 27, 2009

Registration No. 333-62446

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

SEC File No. 811-09389

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 19	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 74	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF PACIFIC LIFE & ANNUITY COMPANY

(Exact Name of Registrant)

PACIFIC LIFE & ANNUITY COMPANY

(Name of Depositor)

700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Office)

(949) 219-7286
(Depositor’s Telephone Number, including Area Code)

Charlene Grant, Esq.
Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2009 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on __________________, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new date for a previously filed post-effective amendment.

Title of securities being registered: interests in the Separate Account under Pacific Select Estate Preserver-NY Flexible Premium Variable Life Insurance Policies.

Filing fee: None

PACIFIC SELECT ESTATE PRESERVER – NY	PROSPECTUS MAY 1, 2009

Pacific Select Estate Preserver – NY is a last survivor flexible premium variable life insurance policy issued by Pacific Life & Annuity Company.

•	Last survivor means the Policy insures the lives of two people and provides a Death Benefit that’s payable after both people have died.

•	Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.

•	Variable means the Policy’s value depends on the performance of the Investment Options you choose.

•	Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.

This prospectus provides information that you should know before buying a Policy. It’s accompanied by the current prospectuses for the Funds that provide the underlying portfolios for the Variable Investment Options offered under the Policy. The Variable Investment Options are funded by the Pacific Select Exec Separate Account of PL&A. Please read these prospectuses carefully and keep them for future reference.

Here’s a list of all of the Investment Options available under your Policy:

VARIABLE INVESTMENT OPTIONS
Pacific Select Fund

Small-Cap Growth International Value Long/Short Large-Cap International Small-Cap Mid-Cap Value Equity Index Small-Cap Index Diversified Research Equity American Funds® Asset Allocation	American Funds® Growth-Income American Funds® Growth Large-Cap Value Technology Short Duration Bond Floating Rate Loan Growth LT Focused 30 Health Sciences	Mid-Cap Equity International Large-Cap Small-Cap Value Multi-Strategy Main Street® Core Emerging Markets Money Market High Yield Bond Managed Bond	Inflation Managed Pacific Dynamix-Conservative Growth Pacific Dynamix-Moderate Growth Pacific Dynamix-Growth Large-Cap Growth Comstock Mid-Cap Growth Real Estate Small-Cap Equity Diversified Bond

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III
BlackRock Global Allocation V.I. Fund Class III

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Freedom Income Service Class 2
Fidelity VIP Freedom 2010 Service Class 2
Fidelity VIP Freedom 2015 Service Class 2
Fidelity VIP Freedom 2020 Service Class 2
Fidelity VIP Freedom 2025 Service Class 2
Fidelity VIP Freedom 2030 Service Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2

Janus Aspen Series
Overseas Portfolio Service Class
(formerly International Growth Portfolio Service Class)
INTECH Risk-Managed Core Portfolio Service Class
Enterprise Portfolio Service Class
(formerly Mid Cap Growth Portfolio Service Class)

Lazard Retirement Series, Inc.
Lazard Retirement US Strategic Equity Portfolio

Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Aggressive Growth Portfolio – Class II
Legg Mason Partners Variable Mid Cap Core Portfolio – Class II

MFS® Variable Insurance Trust
MFS New Discovery Series Service Class
MFS Utilities Series Service Class

Premier VIT
NACM Small Cap Portfolio
(formerly OpCap Small Cap Portfolio)

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II
T. Rowe Price Equity Income Portfolio – II

Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets Fund

FIXED OPTIONS

Fixed Account
Fixed LT Account

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Policy.

The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Policy is no longer offered for sale effective January 1, 2009.

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE PRESERVER – NY

This overview tells you some key things you should know about your Policy. It’s designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your registered representative for additional information about your Policy.

The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement.
Benefits of your policy
 Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments
•	change the Death Benefit Option
•	decrease the Policy’s Face Amount
•	change the Beneficiary
•	change your investment selections.

 Death Benefit

The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit is the minimum Death Benefit that we must pay to ensure that your Policy qualifies as life insurance.

You may choose one of four Death Benefit Options:

•	Option A – your Death Benefit will be the Face Amount of your Policy.

•	Option B – your Death Benefit will be the Face Amount of your Policy plus its Accumulated Value.

•	Option C – your Death Benefit will be the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

•	Option D – your Death Benefit will be the Face Amount of your Policy multiplied by a Death Benefit factor.

 Accumulated Value

Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the timing and amount of premium payments you’ve made, Policy charges, and how much you’ve borrowed or withdrawn from the Policy.

You can access your Accumulated Value in several ways:

•	Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

•	Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

•	Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while either Insured is alive.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.

 Investment Options

You can choose to allocate your net premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.

 Tax Benefits

Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You’ll also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.

Risks of your policy
 Long-term Financial Planning

This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the Fee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

 Last Survivor Policy

The Pacific Select Estate Preserver – NY is a last survivor policy. This means that the Death Benefit will not be paid to your Beneficiary until after the second person Insured under the Policy dies. This may be appropriate for two spouses who want to provide a Death Benefit for their children.

This may not be the right kind of Policy for someone who wants to provide a Death Benefit for his or her spouse. In that case, a policy that insures a single life may be more appropriate.

 Premium Payments

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.

 Lapse

Your Policy stays In Force as long as you have sufficient Accumulated Value to cover your monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed Policy.

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.

 Investment Performance

Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in Your Investment Options. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.

See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

 Withdrawals and Loans

Making a withdrawal or taking out a loan may:

•	change your Policy’s tax status
•	reduce your Policy’s Face Amount
•	reduce your Policy’s Death Benefit
•	reduce the Death Benefit Proceeds paid to your Beneficiary
•	make your Policy more susceptible to lapsing.

Be sure to plan carefully before using these Policy benefits.

Your Policy’s withdrawal feature is not available until your first Policy Anniversary.

 General Account

Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees is backed by our financial strength and claims paying ability. We may be unable to meet our obligations with regard to the General Account interest guarantee.

 Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.

If your Policy is a Modified Endowment Contract, all distributions you receive during the life of the Policy may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable Life Insurance and Your Taxes.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees
This table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum sales load imposed on premiums	Upon receipt of premium	0% of premium paid during first 10 Policy Years, and 3.0% of premium paid thereafter

Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of Policy or decrease in Face Amount during the first 10 Policy Years

Underwriting surrender charge[2]		$2.00–$17.30 per $1,000 of initial Face Amount

Charge at end of Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$9.58 per $1,000 of initial Face Amount

Sales surrender charge		The smaller of the following amounts: • 70% of premiums you’ve made, or • 70% of the sales surrender target[3]

The maximum sales surrender target is $57.47 per $1,000 of initial Face Amount

Charge at end of Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$5.40 per $1,000 of initial Face Amount

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal[4]

Transfer fees	Upon transfer of Accumulated Value between Investment Options	Maximum $25 per transfer in excess of 12 in a Policy Year[4]

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[7]

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy	Upon request of duplicate Policy[5]	$50

Illustration request	Upon request of Policy Illustration in excess of 1 per year	$25

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100 per Insured[6]

Adding or increasing an optional Rider	Upon approval of specific request	$100 per Insured

[1]	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

[2]	The underwriting surrender charge is based on your Policy’s Joint Equal Age at issue. The underwriting surrender charge reduces to $0 at the end of Policy Year 10. The underwriting surrender charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information on this charge for your Policy. The surrender charge for your Policy will be stated in the Policy Specifications.

[3]	The sales surrender target is $2.78—$57.47 per $1,000 of initial Face Amount, based on the Joint Equal Age of the Insureds. You’ll find sales surrender targets for the Policy in your Policy Specifications. The sales surrender charge reduces to $0 at the end of Policy Year 10. The sales surrender charges shown in the table may not be typical of the charges you will pay.

[4]	We do not currently impose this charge.

[5]	Certificate of Coverage is available without charge.

[6]	We charge a maximum of $50 for a request for Risk Class change on Policies issued on or before April 30, 2004.

[7]	We do not currently charge administrative or underwriting service fees.

FEE TABLES

Periodic charges other than Fund operating expenses
This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.01–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.00–$31.76 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$0.01 per $1,000 of a discounted Net Amount At Risk	Same

Administrative charge[2]	Monthly Payment Date	$7.50	Same

Mortality and expense risk
Face amount charge Minimum and maximum	Monthly Payment Date	$0.09–$0.64 per $1,000 of initial Face Amount[3]	Same
Charge during Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$0.16 per $1,000 of initial Face Amount	Same

Asset charge[2]	Monthly Payment Date	0.90% annually (0.075% monthly) of Accumulated Value in Investment Options[4]	Same

Loan interest charge	Policy Anniversary	4.10% of Policy’s Loan Account balance annually[5]	Same

OPTIONAL BENEFITS Minimum and Maximum[6]

Individual Annual Renewable Term Rider	Monthly Payment Date, beginning on effective date of coverage for each Coverage Segment	$0.09–$7.93 per $1,000 of a discounted Net Amount At Risk	$0.02–$6.42 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male select non-smoker who is Age 56 at Policy issue		$0.97 per $1,000 of a discounted Net Amount At Risk	$0.11 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a female select non-smoker who is Age 53 at Policy issue		$0.52 per $1,000 of a discounted Net Amount At Risk	$0.06 per $1,000 of a discounted Net Amount At Risk

Last survivor Added Protection Benefit Rider
Cost of insurance[2]	Monthly Payment Date, beginning on effective date of coverage for each Coverage Segment	$0.01–$9.33 per $1,000 of a discounted Net Amount At Risk	$0.00–$7.85 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$0.01 per $1,000 of a discounted Net Amount At Risk	$0.01 per $1,000 of a discounted Net Amount At Risk

		AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Mortality and expense risk face amount charge	Monthly Payment Date, beginning on effective date of coverage for each Coverage Segment	$0.10–$0.46 per $1,000 of Coverage Segment	$0
Charge during Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$0.16 per $1,000 of Coverage Segment	$0

[1]	Cost of insurance rates are based on the Ages, Risk Classes, and genders (unless unisex rates are required) of the Insureds. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you increase the Face Amount of your Policy, you may request personalized Illustrations of your future benefits under the Policy based upon the Insureds’ Risk Classes, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Face Amount.

[2]	When the younger person Insured by your Policy reaches Age 100, this charge is reduced to $0.

[3]	Starting in Policy Year 11 and thereafter, the mortality and expense risk face amount charge is reduced to $0. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information on this charge for your Policy. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

[4]	Starting in Policy Year 11, the mortality and expense risk asset charge is reduced to 0.30% annually (0.025% monthly), and further reduces to 0.05% annually (0.0042% monthly) in Policy Year 21 and thereafter.

[5]	In addition to the loan interest charge, the Loan Account Value that is used to secure Policy Debt will be credited interest at a minimum of 3.1% in years 1-10; 3.70% in years 11-20 and 3.85% thereafter. Interest on the Loan Account and Policy Debt accrues daily. On each policy anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

[6]	Riders are briefly described under The Death Benefit: Optional Riders and more information appears in the SAI. Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

Total annual Fund operating expenses

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2008, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum[1]

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	4.88%

	Minimum	Maximum[1]

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	1.64%

[1]	Pacific Life Fund Advisors, LLC, adviser to Pacific Select Fund, and other advisers to the Funds and/or other service providers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses to the other Funds. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2010. There can be no assurance that expense waivers or reimbursement contracts will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

The American Funds Growth-Income Portfolio, the American Funds Growth Portfolio, the American Funds Asset Allocation Portfolio, the BlackRock Global Allocation V.I. Portfolio, the Fidelity Freedom Income Portfolio, the Fidelity Freedom 2010 Portfolio, the Fidelity Freedom 2015 Portfolio, the Fidelity Freedom 2020 Portfolio, the Fidelity Freedom 2025 Portfolio and the Fidelity Freedom 2030 Portfolio are a type of portfolio classified as “fund of funds”, which invest in shares of underlying mutual funds. Some funds of funds may have fees higher than other available investment options. The fees for the funds of funds Investment Options available under your Policy are in the range of total portfolio operating expenses disclosed above. For more information on these portfolios, please see the prospectuses for the Funds.

TERMS USED IN THIS PROSPECTUS

In this prospectus, you and your mean the policyholder or Owner. PL&A, we, us and our refer to Pacific Life & Annuity Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a Pacific Select Estate Preserver – NY variable life insurance policy, unless we state otherwise.

We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below.

If you have any questions, please ask your registered representative or call us at 1-888-595-6997.

Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account, on any Business Day.

Age – at issue, an Insured’s Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation date in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Class – a subgroup of Insureds determined by a number of factors, including the Age, Risk Class, smoking status and gender (unless unisex rates are required) of both Insureds, and the Policy Date and duration.

Death Benefit – the amount which is payable on the date of the Survivor’s death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Survivor’s death, adjusted as provided in the Policy.

Face Amount – the amount used in determining the Death Benefit. The Face Amount may be increased or decreased under certain circumstances.

Fixed Options – the Fixed Account and Fixed LT Account, which are part of our General Account.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Guideline Minimum Death Benefit – the minimum Death Benefit needed for the Policy to qualify as life insurance under Section 7702 of the Tax Code.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate of return.

In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Survivor.

Investment Option – a Variable Investment Option or Fixed Option.

Insured – a person on whose life the Policy is issued. Collectively referred to as the Insureds.

Joint Equal Age – a calculation that combines the Ages and insurance risks of two people Insured by a Policy. It changes many possible combinations of Ages, Risk Classes, nonstandard ratings and genders for the Insureds into a two life status used in some Policy calculations.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it’s the same day each month thereafter.

Net Amount At Risk – the difference between the Death Benefit payable if both Insureds died and the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it’s In Force. Two or more Owners are called Joint Owners.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries. The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We’ll send you updated Policy Specification pages if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost.

Risk Class – is based on an Insured’s gender, health, tobacco use and is used to calculate certain Policy charges.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Survivor – the living Insured after one of the Insureds dies.

Tax Code – the Internal Revenue Code.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.

Variable Investment Option – a Variable Account.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us.

PACIFIC SELECT ESTATE PRESERVER – NY BASICS

Pacific Select Estate Preserver – NY is a last survivor flexible premium variable life insurance policy that insures the lives of two people and pays Death Benefit Proceeds after both people have died.

A Pacific Select Estate Preserver – NY life insurance Policy is a contract with Pacific Life & Annuity Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Your Policy will be In Force until one of the following happens:

•	the Survivor under the Policy dies
•	the grace period expires and your Policy lapses, or
•	you surrender your Policy.

If your Policy is not In Force when the Survivor dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insureds, and Beneficiaries

Owners
You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you’ve given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your registered representative for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your financial advisor or a lawyer about designating ownership interests.

The Insureds
This Policy insures the lives of two people who are between the Ages of 20 and 85 at the time you apply for your Policy, and who have given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Survivor dies.

Each Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we’re referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries
Here are some things you need to know about naming Beneficiaries:

•	You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

•	You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

•	You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary is living when the Death Benefit Proceeds are payable, you as the Policy Owner will receive the Death Benefit Proceeds. If you’re no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while either Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your registered representative for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Timing of Payments, Forms and Requests

Effective date
Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the appropriate mailing address. See Where To Go For More Information: How To Contact Us on the back cover of this prospectus. Sending any application, premium payment, form, request or other correspondence to any other address may result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.

Proper form
We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your registered representative if you have questions about the proper form required for a request.

When we make payments and transfers
We’ll normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend
•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets.

We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 10 days or more.

We pay interest at an annual rate of at least 3% on Death Benefit Proceeds, calculated from the day the Survivor dies to the day we pay the Death Benefit Proceeds.

Statements and Reports We’ll Send You

We send the following statements and reports to Policy Owners:

•	a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

•	a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

•	financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We’ll also send you financial statements that we receive from the other Funds.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your policy. We assume transactions are accurate unless you notify us in writing within 90 days from the date of the transaction confirmation on which the error occurred or if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to Pacific Life as undeliverable multiple times, we will discontinue mailing to your last known address. Pacific Life will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access documents online by visiting PacificLife.com, or receive copies of documents from Pacific Life upon request.

Prospectus and Fund Report Format Authorization
Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

We may accept telephone or electronic instructions if you completed the appropriate section on your application, or you may give us authorization later by completing a Telephone and Electronic Authorization Form. As long as we have your signed authorization on file, you may give us instructions regarding the following Policy transactions by telephone or electronically through our website:

•	change your premium allocations
•	make transfers between Investment Options
•	give us instructions regarding the dollar cost averaging or portfolio rebalancing services
•	request a Policy loan (by telephone only).

Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a Telephone and Electronic Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

•	If your Policy is jointly owned, all Joint Owners must sign the telephone and electronic authorization. We’ll take instructions from any Owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We’ll send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically
•	neither we, the Administrator, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures
•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

Understanding Policy Expenses and Cash Flow (including fees and charges of fund portfolios)

The chart to the right illustrates how cash normally flows through a Policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.

THE DEATH BENEFIT

We’ll pay Death Benefit Proceeds to your Beneficiary after the Survivor dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

The Face Amount

Your Policy’s initial amount of insurance coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.

The minimum Face Amount when a Policy is issued is usually $100,000, but we may reduce this in some circumstances. You’ll find your Policy’s Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

The Death Benefit

This Policy offers four Death Benefit Options, Options A, B, C and D. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

Here are some things you need to know about the Death Benefit:

•	You chose your Death Benefit Option on your Policy application.

•	If you did not choose a Death Benefit Option, we’ll assume you chose Option A.

•	The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Guideline Minimum Death Benefit.

•	The Death Benefit will never be lower than the Face Amount of your Policy if you’ve chosen Option A, B or D. The Death Benefit Proceeds will always be reduced by any Policy Debt.

•	We’ll pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the deaths of both Insureds.

•	After the younger Insured reaches Age 100, the Death Benefit equals the Accumulated Value.

Choosing Your Death Benefit Option

You chose one of the following four options for the Death Benefit on your application. The graphs below help you compare the options using several hypothetical examples.

Option A – the Face Amount of your Policy.	Option B – the Face Amount of your Policy plus its Accumulated Value.

The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.
Option C – the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.	Option D – the Face Amount of your Policy multiplied by a Death Benefit Factor.

The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.	The Death Benefit gradually increases over time no matter how your Investment Options perform, as long as there is enough Accumulated Value to keep your Policy in force.

The examples are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

How we calculate the Death Benefit for Option D

If you choose Option D, we’ll calculate the Death Benefit by multiplying the Face Amount by a Death Benefit factor. The Death Benefit factor is a number from 1.0 to 2.0. A factor of 1.0 means the Death Benefit equals the Face Amount. A factor of 2.0 means the Death Benefit is two times the Face Amount.

The factor changes on each Policy Anniversary and is based on the Joint Equal Age of the Insureds and the number of completed Policy Years. Generally, the Death Benefit factor will reach the maximum of 2.0 when Joint Equal Age plus the number of completed Policy Years is between 85 and 90.

You’ll find more information about the Death Benefit factor in Appendix A and in your Policy.

The Guideline Minimum Death Benefit

The Guideline Minimum Death Benefit is the minimum Death Benefit needed for your Policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. If the amount of the Death Benefit under the Death Benefit Option you choose is less than the Guideline Minimum Death Benefit, we’ll adjust your Death Benefit to equal the Guideline Minimum Death Benefit.

We calculate the Guideline Minimum Death Benefit by multiplying the Accumulated Value of your Policy by a Death Benefit Percentage. This percentage is based on the Age of the younger Insured and will decrease over time. You’ll find a table of Guideline Minimum Death Benefit percentages in Appendix A and in your Policy.

If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. We will not charge you a withdrawal fee for these withdrawals. Please turn to Withdrawals, Surrenders and Loans for information about making withdrawals.

Comparing the Death Benefit Options

The tables below compare the Death Benefits provided by the Policy’s four Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts At Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate per $1,000 of the discounted Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

Example A assumes the following:

•	the Insureds are male and female non-smokers, each Age 45 at the time the Policy was issued
•	Face Amount is $1,000,000
•	Accumulated Value at Policy Year 20 is $600,000
•	total premiums paid into the Policy at Policy Year 20 is $300,000
•	the Death Benefit percentage for the Guideline Minimum Death Benefit is 111%
•	the Death Benefit factor for Death Benefit Option D at Policy Year 20 is 123.2%
•	the Guideline Minimum Death Benefit is $666,000 (Accumulated Value times a Death Benefit percentage factor of 111%)

		The Death Benefit is the larger
Example A		of these two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under the	Minimum	used for cost of
Option	calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Face Amount	$1,000,000	$666,000	$397,540.07
Option B	Face Amount plus Accumulated Value	$1,600,000	$666,000	$996,064.11
Option C	Face Amount plus premiums less distributions	$1,300,000	$666,000	$696,802.09
Option D	Face Amount times Death Benefit factor	$1,232,000	$666,000	$628,969.36

Example B uses the same assumptions as Example A, but has an Accumulated Value of $1,400,000. Because Accumulated Value has increased, the Guideline Minimum Death Benefit is now $1,554,000 ($1,400,000 times a Death Benefit factor of 111%).

		The Death Benefit is the larger
Example B		of these two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under the	Minimum	used for cost of
Option	calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Face Amount	$1,000,000	$1,554,000	$150,177.26
Option B	Face Amount plus Accumulated Value	$2,400,000	$1,554,000	$994,096.16
Option C	Face Amount plus premiums less distributions	$1,300,000	$1,554,000	$150,177.26
Option D	Face Amount times Death Benefit factor	$1,232,000	$1,554,000	$150,177.26

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds as of the end of the day the Survivor dies. If that person dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.

Your Policy’s Beneficiary must send us proof that both Insureds died while the Policy was In Force, along with payment instructions. If both Insureds die at the same time, or if it’s not clear who died first, we’ll assume the younger Insured died first.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you’ve added, minus any Policy Debt, minus any overdue charges.

We’ll pay interest at an annual rate of at least 3% on the Death Benefit Proceeds, calculated from the day the Survivor dies to the day we pay the Death Benefit Proceeds.

It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we’ll be required to pay them to the state.

Changing your Death Benefit Option

You can change your Death Benefit Option while your Policy is in Force. Here’s how it works:

•	You can change the Death Benefit Option once in any Policy Year.

•	You must send us your Written Request.

•	You can change from any Death Benefit Option to Option A or Option B.

•	The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we’ll process it that day.

•	We may charge you a fee of up to $100 each time you request to change your Death Benefit Option.

•	The Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change.

•	Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you’ve told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in Variable Life Insurance and Your Taxes.

Decreasing the Face Amount

You can decrease your Policy’s Face Amount starting on the first Policy Anniversary as long as we approve it. Here’s how it works:

•	You can decrease the Face Amount as long as at least one of the Insureds is alive.

•	You can only decrease the Face Amount once in any Policy Year.

•	You must send us your request in writing while your Policy is In Force.

•	The decrease will become effective on the first Monthly Payment Date on or after we receive and approve your request.

•	Decreasing the Face Amount can affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	We can refuse your request to make the Face Amount less than $100,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

If you decrease your Face Amount in the first 10 Policy Years, we’ll deduct a surrender charge from your Policy’s Accumulated Value. You’ll find more detailed information about how we calculate surrender charges in the SAI.

Decreasing the Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

•	part of your premium payments to you if you’ve chosen the Guideline Premium Test, or

•	make distributions from the Accumulated Value, which may be taxable. For more information, please see Variable Life Insurance and Your Taxes.

We will not decrease the Face Amount if it means your Policy will be treated as a Modified Endowment Contract, unless you’ve told us in writing that this would be acceptable to you.

Optional Riders

There are two optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your registered representative for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered by PL&A.

•	Individual Annual Renewable Term Rider
Provides level or varying term insurance on either or both Insureds.

•	Last Survivor Added Protection Benefit Rider
Provides level or varying term insurance on both Insureds.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your insurance professional to decide whether an optional benefit is appropriate for you.

Certain restrictions may apply and are described in the Rider or benefit. We’ll add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

More detailed information appears in the SAI. To obtain a copy of the SAI, visit our website at www.Pacificlifeandannuity.com. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See Variable Life Insurance and Your Taxes for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you’ve chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you’ve taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We may accept premium payments in amounts less than $50.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you chose a fixed amount of at least $50 for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer plan payments, which are paid automatically).

•	If you have any Policy Debt, we’ll treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we’ll treat it as a premium payment.

You do not have to make the premium payments you’ve scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to Your Policy’s Accumulated Value for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank
•	by cashier’s check, if it originates in a U.S. bank
•	by money order in a single denomination of more than $10,000, if it originates in a U.S. bank
•	by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner
•	wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

•	cash
•	credit card or check drawn against a credit card account
•	traveler’s checks
•	cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank
•	money order in a single denomination of $10,000 or less
•	third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner
•	wires that originate from foreign bank accounts.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer plan
Once you’ve made your first premium payment, you can make monthly premium payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

•	You can choose any day between the 4th and 28th of the month.

•	If you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your Policy’s monthly anniversary. If your Policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

•	If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.

Deductions From Your Premiums

We deduct a premium load from each premium payment you make. The load is made up of two charges:

Sales load
During the first 10 Policy Years, we deduct a 0% sales load from each premium payment you make. The sales load is 3% after the 10th Policy Year. This charge helps pay for the cost of distributing our Policies.

Premium based charges
We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.

We deduct 1.50% from each premium payment to compensate us for certain costs or lost investment opportunities we incur associated with certain policy acquisition expenses that we are generally required to capitalize and amortize over a 10-year period, rather than deduct them currently for federal income tax purposes, which may result in a higher corporate federal income tax liability for us in the year the expenses were incurred. These consequences are often referred to as the deferred acquisition cost (“DAC tax”).

We reserve the right to increase or decrease these loads and charges. Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after the younger Insured reaches Age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

•	If accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

•	If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit or would be equal to it once we applied your premium payment.

You’ll find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you’ve chosen on your application on the day we receive them. Please turn to Your Investment Options for more information about the Investment Options.

Portfolio optimization
The service. Portfolio optimization is an asset allocation service that is offered at no additional charge for use within your Policy. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your Policy, portfolio optimization can help with decisions about how you should allocate your Accumulated Value among available Investment Options. The theory behind portfolio optimization is that diversification among asset classes can help reduce volatility over the long term.

As part of the portfolio optimization service, several asset allocation models have been developed (portfolio optimization models or models), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the portfolio optimization service and select one of the portfolio optimization models, your initial Net Premium (in the case of a new application) or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select. Subsequent Net Premium will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your Accumulated Value quarterly, semi-annually, or annually, to maintain the current allocations of your portfolio optimization model, since changes in the net asset values of the underlying portfolios in each model will alter your asset allocation over time. If you also allocate part of your Net Premium or Accumulated Value outside the models with our Portfolio Optimization Plus feature, as described below, and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to portfolio optimization and elect periodic rebalancing, only the Investment Options within your model will be rebalanced.

If you subscribe to portfolio optimization, Pacific Life Fund Advisors LLC (the Adviser), an affiliate of PL&A, will serve as your investment adviser for the service solely for purposes of development of the portfolio optimization models and periodic updates of the models.

On a periodic basis (typically annually), the portfolio optimization models are evaluated and the models are updated, as discussed below. If you subscribe to portfolio optimization, your Accumulated Value or Net Premium, as applicable, will be automatically reallocated in accordance with the model you select as it is updated from time to time based on discretionary authority that you grant to the Adviser, unless you instruct us otherwise. For more information on the role of the investment adviser for the portfolio optimization service, please see the brochure from the Adviser’s Form ADV, the SEC investment adviser registration form, which will be delivered to Policy Owners at the time you subscribe to the portfolio optimization service. Please contact us if you would like to receive a copy of this brochure. In developing and periodically updating the portfolio optimization models, the Adviser currently relies on the recommendations of an independent third-party analytical firm. The Adviser may change the firm that it uses from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

The portfolio optimization models. Five asset allocation models are offered, each comprised of a carefully selected combination of Investment Options (reflecting the underlying portfolios of Pacific Select Fund). Development of the portfolio optimization models is a multi-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available Investment Options (underlying portfolios) can be used to implement the asset class level allocations. The Investment Options are selected by evaluating the asset classes represented by the underlying portfolios and combining Investment Options to arrive at the desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Investment Options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an Investment Option in a model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance.

Periodic updates of the portfolio optimization model and notices of updates. Each of the portfolio optimization models are evaluated periodically (generally, annually) to assess whether the combination of Investment Options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result of the periodic analysis, each model may change and Investment Options may be added to a model (including Investment Options not currently available), or Investment Options may be deleted from a model.

When your portfolio optimization model is updated, your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with any changes to the model you have selected. This means the allocation of your Accumulated Value, and potentially the Investment Options in which you are invested, will automatically change and your Accumulated Value and any subsequent Net Premium will be automatically reallocated among the Investment Options in your updated model (independently of any automatic rebalancing you may have selected). If you participate in the Portfolio Optimization Plus feature, the Accumulated Value and Net Premium amounts allocated outside the portfolio optimization model will not be reallocated. The Adviser requires that you grant it discretionary investment authority to periodically reallocate your Accumulated Value and any subsequent Net Premium in accordance with the updated version of the portfolio optimization model you have selected, if you wish to participate in portfolio optimization.

When the Adviser updates the portfolio optimization models, a written notice of the updated models will be sent to participants at least 30 days in advance of the date the Adviser intends the updated version of the model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected model, you will not need to take any action, as your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with the updated model automatically. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the portfolio optimization service.

Selecting a portfolio optimization model. If you choose to subscribe to the portfolio optimization service, you need to determine which portfolio optimization model is best for you. Neither the Adviser nor its affiliates will make this decision. You should consult with your registered representative on this decision. Your registered representative can help you determine which model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change models to keep up with changes in your personal circumstances. Your registered representative can assist you in completing the proper forms to subscribe to the portfolio optimization service or to change to a different model. You may, in consultation with your registered representative, utilize analytical tools made available by the Adviser, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on our website. While the information from our website may assist you, it is your decision, in consultation with your registered representative, to select a model or to change to a different model, and the Adviser and its affiliates bear no responsibility for this decision.

You may change to a different model at any time by completing an Investment Policy Statement. Please contact us or your registered representative for a copy of this form. You may discontinue the portfolio optimization service for your Policy at any time with a proper Written Request or by telephone or electronic instructions provided we have your completed telephone and electronic authorization on file.

Risks. Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your Accumulated Value could be better or worse by participating in a portfolio optimization model than if you had not participated. A model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (and their underlying portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Accumulated Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A portfolio optimization model may not perform as intended. Although the models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are based, which could cause the models to be ineffective or less effective in reducing volatility.

Periodic updating of the portfolio optimization models can cause the underlying portfolios to incur transactional expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.

The Adviser may be subject to competing interests that have the potential to influence its decision making with regard to portfolio optimization. For example, one portfolio may provide a higher advisory fee to the Adviser than another portfolio, and provide the Adviser with incentive to use the portfolio with the higher fee as part of a portfolio optimization model. In addition, the Adviser may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, the Adviser monitors performance of the portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All Pacific Select Fund portfolios, except those expected to be liquidated or merged, are analyzed by the independent third-party analytical firm. The third-party analytical firm determines the number of portfolios in a model, the percent that any portfolio represents in a model, and which portfolios may be selected. The Adviser will work together with the analytical firm to resolve any investment related matters derived from the analytical firm’s recommendations. The Adviser believes that its reliance on the recommendations of an independent third-party analytical firm to develop and update the models (as described above) reduces or eliminates the potential for the Adviser to be influenced by these competing interests, but there can be no assurance of this.

The Adviser and its affiliates are under no contractual obligation to continue this service and has the right to terminate or change the portfolio optimization service at any time.

Portfolio Optimization Plus. With our Portfolio Optimization Plus feature, you may choose to allocate a portion of your Accumulated Value and/or Net Premiums outside of the portfolio optimization model you selected. You may change these allocations at any time, and make transfers as described later in this prospectus under Your Investment Options: Transferring Among Investment Options and Market-timing Restrictions.

While you participate in Portfolio Optimization Plus, only the Net Premium or Accumulated Value allocated to a portfolio optimization model will be automatically reallocated if the model updates, or rebalanced if you elect to have the Accumulated Value in the model periodically rebalanced as described above. You may not use the dollar cost averaging service, portfolio rebalancing service or first year transfer service while you participate in Portfolio Optimization Plus.

There is no charge for using this feature.

The models. Information concerning the portfolio optimization models is described below. You should review this information carefully before selecting or changing a model.

The current asset class exposure and portfolio optimization model allocations shown in the chart below may change over time, based on the periodic review of the models and reallocations which reflect updated recommendations.

Model A	Model B	Model C	Model D	Model E
Conservative	Moderate-Conservative	Moderate	Moderate-Aggressive	Aggressive

Investor Profile
You are looking for a relatively stable investment and do not tolerate short-term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.

Shorter Investment Time Horizon◄———►Longer Investment Time Horizon

Investor Objective
Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics
There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.
		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

Lower Risk◄———►Higher Risk

Asset Class Target Exposure as of May 1, 2009

	Model A	Model B	Model C	Model D	Model E

Cash Equivalents	7%	5%	2%	—	—

Fixed Income	73	55	38	20%	5%

Domestic Equity	15	30	44	58	67

International Equity	5	10	16	22	28

Portfolio Optimization Model Target Allocations as of May 1, 2009
	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	—	1%	2%	2%

International Value	2%	3%	4	5	7

Long/Short Large-Cap	2	3	4	4	4

International Small-Cap	—	1	2	3	3

Equity Index	3	6	8	8	8

Small-Cap Index	—	—	—	—	2

Mid-Cap Value	—	2	3	3	3

Diversified Research	—	—	—	2	2

American Funds® Growth-Income	—	—	3	5	5

American Funds® Growth	—	1	2	2	3

Large-Cap Value	5	6	8	8	8

Short Duration Bond	11	8	3	2	—

Floating Rate Loan	8	6	3	—	—

Growth LT	—	2	3	3	4

Mid-Cap Equity	3	2	3	5	6

International Large-Cap	3	4	4	7	9

Small-Cap Value	—	1	1	2	2

Main Street® Core	—	2	3	3	3

Emerging Markets	—	—	3	4	5

Managed Bond	21	16	11	5	3

Inflation Managed	18	14	11	8	—

High Yield Bond	5	4	3	—	—

Large-Cap Growth	1	3	3	3	4

Mid-Cap Growth	—	2	2	3	4

Comstock	2	3	5	6	6

Real Estate	—	—	—	2	3

Small-Cap Equity	—	—	1	3	4

Diversified Bond	16	11	6	2	—

	Less Volatile◄———►More Volatile

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the premium payments you’ve made, Policy charges and how much you’ve borrowed or withdrawn from the Policy.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see Withdrawals, Surrenders and Loans: Taking Out a Loan for information about loans and the Loan Account.

We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in Your Investment Options.

Persistency credit

Your Policy may be eligible for a persistency credit. Here’s how it works:

Beginning on your 16th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with a persistency credit of 0.10% on an annual basis. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Investment Options according to your most recent allocation instructions.

Beginning on your 21st Policy Anniversary, we may increase your annual persistency credit to 0.30%.

Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, not making planned premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You’ll find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.

Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of four charges:

•	cost of insurance
•	administrative charge
•	mortality and expense risk charge.
•	charges for optional Riders.

Cost of insurance
This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications. When the Insured reaches Age 100, the guaranteed cost of insurance rate is reduced to $0.

The guaranteed rates include the insurance risks associated with insuring two people. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Ages, gender and Risk Classes of the Insureds unless unisex rates are required. Unisex rates are used when a Policy is owned by an employer in connection with employment-related or benefit programs.

Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates do not and will not exceed the guaranteed rates in the future.

How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted Net Amount At Risk at the beginning of each Policy month.

The discounted Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if both Insureds died, and the Accumulated Value of your Policy. We calculate it in two steps:

•	Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy Month by 1.002466.

•	Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy Month from the amount we calculated in step 1.

Next we allocate the Net Amount At Risk in proportion to the Face Amount of the base Policy, any optional Last Survivor Added Protection Benefit Rider and each increase that’s In Force as of your Monthly Payment Date.

We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each coverage component. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Guideline Minimum Death Benefit.

Administrative charge
We deduct a charge of $7.50 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. When the younger Insured reaches Age 100, the administrative charge is reduced to $0.

If you buy additional Pacific Select Estate Preserver – NY Policies that insure the same two people, we will not deduct the administrative charge from the additional Policies. Instead, we’ll deduct $200 from each Policy’s first premium payment to help cover our processing costs.

Mortality and expense risk charge
Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are higher than we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the box below. We guarantee this charge will not increase.

How we calculate the mortality and expense risk charge

The mortality and expense risk charge has two components: a face amount component and an accumulated value component.

•	Face Amount component We deduct a Face Amount component every month during the first 10 Policy Years, at a rate that is based on the Joint Equal Age on the Policy Date and each $1,000 of the initial Face Amount of your Policy.

•	Accumulated Value component We deduct an Accumulated Value component every month during the first 10 Policy Years at an annual rate of 0.90% (0.075% monthly) of your Policy’s Accumulated Value in the Investment Options. During Policy Years 11 through 20, we reduce the annual rate to 0.30% (0.025% monthly) of the Accumulated Value. During Policy Year 21 and thereafter, we further reduce the annual rate to 0.05% (0.0042% monthly) of the Accumulated Value. For the purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date after we deduct the cost of insurance and charges for any optional Riders.

An example

For a Policy that insures a male non-smoker Age 56 and a female non-smoker Age 53 when the Policy is issued, with:

• a Face Amount of $2,000,000

• Accumulated Value of $60,000 after deducting any Policy Debt.

The maximum monthly charge for the Face Amount component is $320 (($2,000,000 ÷ 1,000) × 0.160).

The monthly charge for the Accumulated Value component if the Policy’s Accumulated Value is $60,000 is:

• $45 ($60,000 × 0.075%) during Policy Years 1 through 10
• $15 ($60,000 × 0.025%) during Policy Years 11 through 20
• $2.52 ($60,000 × .0042%) during Policy Year 21 and thereafter

The monthly charge for the Face Amount component of the mortality and expense risk charge will never exceed $0.64 per $1,000 of the initial Face Amount of your Policy.

Charges for optional Riders
If you add any Riders to your Policy, we add any charges for them to your monthly charge.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction. Your Policy’s Accumulated Value is affected by the following:

•	loans or withdrawals you make from your Policy
•	not making planned premium payments
•	the performance of your Investment Options
•	charges under the Policy.

If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. The minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our life insurance operations center.

We’ll give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.

If you do not make the minimum payment
If we do not receive your payment within the grace period, your Policy will lapse with no value. This means we’ll end your life insurance coverage.

If you make the minimum payment
If we receive your payment within the grace period, we’ll allocate your Net Premium to the Investment Options you’ve chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you’ll have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we’ll treat it as a loan repayment.

How to avoid future lapsing
To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the grace period
If the Survivor dies during the grace period, we’ll pay Death Benefit Proceeds to your Beneficiary. We’ll reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy
If your Policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

•	a written application
•	evidence of insurability satisfactory to us for each Insured who was alive on the date of lapse
•	a premium payment sufficient to:

•	cover all unpaid monthly charges that were due in the grace period, and
•	keep your Policy In Force for three months after the day your Policy is reinstated.

We’ll reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We’ll allocate the Accumulated Value according to your most recent premium allocation instructions.

Reinstating a lapsed Policy with Policy Debt
If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

•	If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we’ll also reinstate the Policy Debt that was outstanding on the day your Policy lapsed.

•	If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we’ll deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated.

YOUR INVESTMENT OPTIONS

This section tells you about the Investment Options available under your Policy and how they work.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you’ve chosen. Amounts allocated to the Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You’ll find information about when we allocate Net Premiums to your Investment Options in How Premiums Work.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at 1-888-595-6997 or submit a request electronically. Or you can ask your registered representative to contact us. You’ll find more information regarding telephone and electronic instructions in Pacific Select Estate Preserver – NY Basics.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the Pacific Select Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc. and the Van Eck World Insurance Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Select Fund’s Money Market and High Yield Bond portfolios under that name.

BlackRock Advisors, LLC is the investment adviser of the BlackRock Variable Series Funds, Inc. and has retained various sub-advisors for the portfolios available under your Policy.

Fidelity Management & Research Company (“FMR”) is the manager of the Fidelity Variable Insurance Products Funds. They directly manage the portfolios of the Fidelity VIP Funds and have retained a sub-advisor for the portfolios of VIP Freedom Funds available under your Policy.

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series. For the portfolios available under your Policy, they manage two of the portfolios directly, and have retained a sub-adviser for one portfolio.

Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc. and manages the portfolio available under your Policy directly.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and has retained a sub-advisor to manage the portfolios available under your Policy.

Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust and manages the portfolios available under your Policy directly.

Allianz Global Investors Fund Management LLC is the investment adviser of the Premier VIT, and has retained a sub-adviser to manage the portfolio available under your Policy.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your Policy directly.

Van Eck Associates Corporation is the investment adviser of the Van Eck Worldwide Insurance Trust and manages the portfolio available under your Policy directly.

PL&A is not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

The following chart is a summary of the Fund portfolios. You’ll find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

PACIFIC SELECT FUND		THE PORTFOLIO’S	PORTFOLIO
PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

Small-Cap Growth	Capital appreciation.	Equity securities of small, fast growing companies.	Fred Alger Management, Inc.
International Value	Long-term capital appreciation.	Equity securities of relatively large non-U.S. companies believed to be undervalued.	AllianceBernstein L.P.
Long/Short Large-Cap	Above-average total returns.	Equity securities of large-capitalization companies including both long and short positions.	Analytic Investors, LLC & J.P. Morgan Investment Management, Inc.
International Small-Cap	Long-term growth of capital.	Equity securities of non-U.S. companies with small market capitalizations.	Batterymarch Financial Management, Inc.
Mid-Cap Value	Long-term growth of capital.	Equity securities of mid-capitalization companies.	BlackRock Capital Management, Inc.
Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the S&P 500 index® (including derivatives).	BlackRock Investment Management, LLC
Small-Cap Index	Investment results that correspond to the total return of an index of small-capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	BlackRock Investment Management, LLC
Diversified Research	Long-term growth of capital.	Equity securities of companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company
Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of growth-oriented companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company
American Funds Asset Allocation	High total returns (including income and capital gains) consistent with preservation of capital over the long term.	A master fund that invests in equity and fixed income securities of both U.S. and non-U.S. companies and in money market instruments.	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)
American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)
American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)
Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	ClearBridge Advisors, LLC
Technology	Long-term growth of capital.	Equity securities in the technology sector that the manager believes may benefit from technological improvements, advancements or developments.	Columbia Management Advisors, LLC
Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.
Floating Rate Loan	High level of current income.	Interests in floating rate senior loans.	Highland Capital Management, L.P.
Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC
Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC

		THE PORTFOLIO’S	PORTFOLIO
PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

Health Sciences	Long-term growth of capital.	Equity and equity-related securities of companies in the health sciences sector. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.	Jennison Associates LLC
Mid-Cap Equity	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC
International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management
Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group LLC
Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.
Main Street Core	Long-term growth of capital and income.	Equity securities of companies of different capitalization ranges with a focus on large capitalization U.S. companies.	OppenheimerFunds, Inc.
Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.
Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Asset Management
High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Asset Management
Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high quality fixed income securities with varying terms to maturity and derivatives relating to such securities or related indexes.	Pacific Investment Management Company LLC
Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC
Pacific Dynamix – Conservative Growth	Current income and moderate growth of capital.	Targets an equity/debt blend of 40/60 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Moderate Growth	Long-term growth of capital and low to moderate income.	Targets an equity/debt blend of 60/40 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Growth	Moderately high, long-term growth of capital with low, current income.	Targets an equity/debt blend of 80/20 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC
Large-Cap Growth	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies with the potential for long-term growth of capital.	UBS Global Asset Management (Americas) Inc.
Comstock	Long-term growth of capital.	Equity securities of companies believed to have the potential for long-term growth of capital and income.	Van Kampen
Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen
Real Estate	Current income and long-term capital appreciation.	Equity securities of companies principally engaged in the U.S. real estate industry, including REITs and REOCs.	Van Kampen
Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.
Diversified Bond	Maximize total return consistent with prudent investment management.	Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies and derivatives relating to such securities or related indexes.	Western Asset Management Company

BLACKROCK VARIABLE			PORTFOLIO
SERIES FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

BlackRock Basic Value V.I. Fund Class III	Capital appreciation. (Income is of secondary importance.)	Equity securities believed to be undervalued.	BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited
BlackRock Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities	BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited

FIDELITY VARIABLE
INSURANCE PRODUCTS			PORTFOLIO
FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Fidelity VIP Contrafund® Portfolio Service Class 2	Long-term capital appreciation.	Equity securities of companies whose value is believed not fully recognized by the public.	FMR
Fidelity VIP Freedom Income Service Class 2	High total return. (Principal preservation is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2010 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2015 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2020 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2025 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2030 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Growth Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to have above-average growth potential.	FMR
Fidelity VIP Mid Cap Portfolio Service Class 2	Long-term growth of capital.	Equity securities primarily of companies with medium market capitalization.	FMR
Fidelity VIP Value Strategies Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to be undervalued in the marketplace.	FMR

PORTFOLIO
JANUS ASPEN SERIES	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Overseas Portfolio Service Class (formerly International Growth Portfolio Service Class)	Long-term growth of capital.	Securities of issuers from countries outside the United States.	Janus Capital Management LLC
INTECH Risk-Managed Core Portfolio Service Class	Long-term growth of capital.	Common stocks from the universe of the Portfolio’s benchmark index, which is the S&P 500® Index.	INTECH Investment Management LLC
Enterprise Portfolio Service Class (formerly Mid Cap Growth Portfolio Service Class)	Long-term growth of capital.	Equity securities of mid-sized companies.	Janus Capital Management LLC

LAZARD RETIREMENT			PORTFOLIO
SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Lazard Retirement US Strategic Equity Portfolio	Long-term capital appreciation.	Equity securities, principally common stocks.	Lazard Asset Management LLC

LEGG MASON PARTNERS			PORTFOLIO
VARIABLE EQUITY TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Legg Mason Partners Variable Aggressive Growth Portfolio – Class II	Capital appreciation.	Common stocks of companies the portfolio manager believes are experiencing, or will experience, growth of earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index.	ClearBridge Advisors, LLC
Legg Mason Partners Variable Mid Cap Core Portfolio – Class II	Long-term growth of capital.	Equity securities or investments with similar characteristics of medium sized companies.	ClearBridge Advisors, LLC

MFS VARIABLE			PORTFOLIO
INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

MFS New Discovery Series Service Class	Capital appreciation.	Equity securities of companies believed to have above average earnings growth potential.	Massachusetts Financial Services Company
MFS Utilities Series Service Class	Total return.	Securities of issuers in the utilities industry[1].	Massachusetts Financial Services Company

PORTFOLIO
PREMIER VIT	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

NACM Small Cap Portfolio (formerly OpCap Small Cap Portfolio)	Capital appreciation.	Equity securities of companies with market capitalization of less than $2.2 billion at time of purchase.	Nicholas-Applegate Capital Management LLC

T. ROWE PRICE EQUITY			PORTFOLIO
SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Current income is a secondary objective.)	Common stocks of well-established large and medium-sized companies with the potential for above-average earnings increases	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio – II	Substantial dividend income and long-term capital growth.	Common stocks of established companies. In selecting such stocks, the Fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) rations.	T. Rowe Price Associates, Inc.

VAN ECK WORLDWIDE			PORTFOLIO
INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Van Eck Worldwide Hard Assets Fund	Long-term capital appreciation. (Income is a secondary consideration.)	A mix of U.S. and foreign hard asset[2] securities	Van Eck Associates Corporation

[1]	Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).

[2]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

Calculating unit values
When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We’ll credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we’ll use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we’ll use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day. For your monthly charge, we’ll use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see Pacific Select Estate Preserver – NY Basics.

The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio
•	any dividends or distributions paid by the underlying portfolio
•	any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy.

Fees and expenses paid by the Funds
Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You’ll find more about Fund fees and expenses in Fee Tables and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

The SEC recently approved a rule change which will require the Boards of Trustees/Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to PL&A). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. We have contracted with Pacific Life to manage our General Account assets, subject to investment policies, objectives, directions and guidelines established by our Board.

Here are some things you need to know about the Fixed Options:

•	Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3% during the first 10 Policy Years, 3.6% during Policy Years 11 through 20, and 3.85% during Policy Year 21 and thereafter.

•	We may offer a higher annual interest rate on the Fixed Options. If we do, we’ll guarantee the higher rate until your next Policy Anniversary.

•	There are no investment risks or direct charges. Policy charges still apply.

•	There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

•	We may place a limit of $1,000,000 on amounts allocated to the Fixed LT Account in any 12-month period. This includes allocations of Net Premium, transfers, and loan repayments for all PL&A policies you own. Any allocations in excess of $1,000,000 will be allocated to your other Investment Options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your registered representative or contact us.

Transferring Among Investment Options and Market-timing Restrictions

Transfers
You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You’ll find more information about making telephone and electronic transfers in Pacific Select Estate Preserver – NY Basics.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

•	You may only make two (2) transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income, American Funds Growth, American Funds Asset Allocation, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2.

•	Additionally, only two (2) transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, Emerging Markets, BlackRock Global Allocation V.I. Fund Class III, Janus Aspen Series Overseas Service Class or Van Eck Worldwide Hard Assets Fund.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

•	Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Money Market Variable Investment Option are excluded from this limitation.

•	There is no minimum amount required if you’re making transfers between Variable Investment Options.

•	You can make transfers from the Variable Investment Options to the Fixed Options 30 days prior to and 30 days after each Policy Anniversary.

•	You can make one transfer in any 12-month period from each Fixed Option, except if you’ve signed up for the first year transfer service (see Transfer Services later in this section). Such transfers are limited to the greater of:

•	$5,000 or 25% of your Policy’s Accumulated Value in the Fixed Account

•	$5,000 or 10% of your Policy’s Accumulated Value in the Fixed LT Account

We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your registered representative to find out if a waiver is currently in effect.

•	Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per policy year.

•	There is no minimum required value for the Investment Option you’re transferring to or from.

•	You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will notify you or your representative if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the Investment Options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions
The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a registered representative or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

•	not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and
•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer three services that allow you to make automatic transfers of Accumulated Value from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options.

You may only participate in one transfer service at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your policy’s accumulated value out of the investment options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

First year transfer
Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first year your Policy is In Force. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy and include specific details on your application.

This service allows you to average the cost of investments over the first 12 months from the date your initial premium is applied to your Policy. Investing this way does not guarantee profits or prevent losses.

We do not charge for the first year transfer service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than you’ve paid into your Policy, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see Variable Life Insurance and Your Taxes.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

•	You must send us a Written Request that’s signed by all Owners.

•	Each withdrawal must be at least $500, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

•	If your Policy has existing Policy Debt, the maximum withdrawal you can take is the Cash Surrender Value just before the withdrawal, less the Policy Debt divided by 90%.

•	We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract.

•	We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

•	You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you do not tell us which Investment Options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

•	If the Survivor dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

How withdrawals affect your Policy’s Death Benefit
Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

•	If your Policy’s Death Benefit does not equal the Guideline Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

•	If your Policy’s Death Benefit equals the Guideline Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount
If you’ve chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Face Amount.

If you’ve chosen Death Benefit Option A or Option D, a withdrawal may reduce your Face Amount. The Face Amount will be reduced by the amount if any, by which the Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.

Taking Out a Loan

You can borrow money from us any time while your Policy is In Force. The minimum amount you can borrow is $200. The maximum amount available to borrow is less than 100% of your Accumulated Value.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in Pacific Select Estate Preserver – NY Basics.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your Accumulated Value in the Investment Options to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 4.1%. Interest that has accrued during the Policy Year is due on your Policy Anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due.

•	The amount in the Loan Account earns interest daily at an annual rate of 3.1% during the first 10 Policy Years, 3.7% during Policy Years 11 through 20, and at least 3.85% during Policy Year 21 and thereafter. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium allocation instructions.

•	We currently intend to credit interest on the amount in the Loan Account at an annual rate of 4.1% in Policy Year 21 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3.85% on the amount in the Loan Account during Policy Year 21 and thereafter.

How much you can borrow
You can borrow up to the larger of the following amounts:

•	75% of the Accumulated Value, less any Policy Debt and less any surrender charges that would apply if you surrendered your Policy on the day you took out the loan, or
•	the result of a × (b ÷ c) – d where:

a =	the Accumulated Value of your Policy less any surrender charges that would have applied if you surrendered your Policy on the day you took out the loan, and less 12 times the most recent monthly charge
  b = 1.031 during the first 10 Policy Years, 1.037 during Policy Years 11 through 20, and 1.0385 in Policy Year 21 and thereafter
  c = 1.041
  d = any Policy Debt.

An example of how much you can borrow

For a Policy in Policy Year 13 with:

•	Accumulated Value of $100,000

•	Policy Debt of $50,000

•	a most recent monthly charge of $100

•	a surrender charge of $0 if the Policy was surrendered on the day the loan is taken.

The maximum amount you can borrow is the greater of:

$25,000
((75% × $100,000) – $50,000 – $0)
or
$48,325.46
(a × (b ÷ c)) – d, where:
a = $98,800 ($100,000 – $0 – (12 × $100))
b = 1.037
c = 1.041
d = $50,000

Paying off your loan
You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We’ll then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.

While you have Policy Debt, we’ll treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month by completing an Electronic Funds Transfer Form. Please contact us or your registered representative for a copy of this form.
•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.

•	Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

What happens if you do not pay off your loan
If you do not pay off your loan, we’ll deduct the amount in the Loan Account, including any interest you owe, from one of the following:

•	the Death Benefit Proceeds before we pay them to your Beneficiary
•	the Cash Surrender Value if you surrender your Policy

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on the potential earnings available through the Variable Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See Taxation of distributions in Variable Life Insurance and Your Taxes.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you’re interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your Investment Options
•	how long you would like to receive regular income
•	the amount of Accumulated Value you want to maintain in your Policy.

You can ask your registered representative for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks
Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your registered representative for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see Variable Life Insurance and Your Taxes.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while either Insured is still living.

Here are some things you need to know about surrendering your Policy:

•	You must send us your Policy and a Written Request.

•	We’ll send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you surrender your Policy during the first 10 Policy Years, we’ll deduct a surrender charge.

•	The surrender charge is assessed against your Policy’s Accumulated Value. It has two parts: an underwriting surrender charge and a sales surrender charge. Both charges are based on the Joint Equal Age on the Policy Date of the Insureds, and on the initial Face Amount of your Policy.

•	We will not increase the charge if your Policy’s Face Amount increases. If you decrease the Face Amount of your Policy, we’ll charge you a surrender charge that’s calculated based on the amount of the decrease.

•	We guarantee the surrender charge rates will not increase.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

•	The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

•	We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $100.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Reduced Paid-Up Benefit

You may use the Net Cash Surrender Value of your Policy to purchase fixed paid-up insurance on the lives of the Insureds, or the life of the Survivor, if only one person is living at the time of conversion. You may choose to do this on any Policy Anniversary while the Policy is In Force. We guarantee your right to convert your Policy, and we will not require evidence of insurability.

If you convert your Policy, your Policy and any Riders attached to it will terminate and the Net Cash Surrender Value will be transferred to our General Account. Investment Options are not available under the policy issued when you convert.

The Net Cash Surrender Value will be applied as a net single premium to purchase paid-up insurance. No premium payments will be required or accepted on the converted policy. The amount of such insurance will be calculated based on 1980 Commissioners Standard Ordinary Mortality Tables, 3% interest and on the Ages and Risk Classes of the Insureds or, if only one person is living at the time of conversion, the Age and Risk Class of the Survivor. The paid-up policy will not be subject to any surrender charge if you surrender it.

Paying the Death Benefit in the Case of Suicide

If both Insureds commit suicide, or if the Survivor commits suicide, within two years of the Policy Date, while sane or insane, Death Benefit Proceeds will be the total of all premiums you’ve paid, less any Policy Debt and any withdrawals you’ve made.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated
•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values
•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid
•	reissued with any reduction in cash value, or
•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

•	You may pay increased premiums because of the increased Age or changed health of the Insureds;

GENERAL INFORMATION ABOUT YOUR POLICY

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Errors on Your Application

If the age of either Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

•	the amount of Death Benefit that would be purchased by the most recent cost of insurance charge for the correct Age or

•	the Guideline Minimum Death Benefit for the correct Age.

We’ll adjust the Accumulated Value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct Age.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insureds, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insureds, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insureds, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to either Insured.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Non-participating

This Policy will not share in any of our surplus earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code.

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds.

•	You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.

Policy Features and Charges

The tax laws defining life insurance, however, do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

•	substandard risk policies
•	policies with term insurance on the people insured by the policy
•	life insurance policies that continue coverage beyond Age 100 or other advanced ages
•	certain tax requirements relating to joint survivorship life insurance policies.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

We believe that last survivor policies meet the statutory definition of life insurance under Section 7702 of the Tax Code. However, the area of tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies.

We reserve the right to make changes to the Policy if we deem the changes appropriate to continue to qualify your Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. This includes excluding the Death Benefit from the gross income of the Beneficiary.

Diversification Rules and Ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. If a contract owner is treated as having control over the underlying assets, the contract owner will be taxed currently on income and gains from the account and in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the accompanying prospectus of the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

Policy exchanges fall under Section 1035(a) of the Tax Code.

If you exchange your policy for another one that insures the same people, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If any of the people insured by the policy are changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.

Corporate or Employer Owners

There are special tax issues for corporate Owners:

•	Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.

•	Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

•	Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

Please consult your tax adviser for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

Modified Endowment Contracts

Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract
A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT

Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract.
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income[2], including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.
Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

[1]	The investment in the contract is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

[2]	Income is the difference between the Accumulated Value and the investment in the contract.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax on Modified Endowment Contracts
If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you’re at least 59 1/2 years old
•	you’re receiving an amount because you’ve become disabled
•	you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy Becomes a Modified Endowment Contract
If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Federal Estate Taxes

The current federal estate tax law provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. In addition, there are legislative proposals that would further affect the estate tax. If you are considering the purchase of the Policy to help pay federal estate taxes at death, consult with your tax advisor.

ABOUT PL&A

Pacific Life & Annuity Company is a life insurance company domiciled in Arizona. Our operations include life insurance, annuity and institutional products, and various other insurance products and services. At the end of 2008, we had statutory assets of $2,503.7 million.

PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

PL&A was incorporated in 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, Pacific Life & Annuity Company.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you’ve chosen.

General Account
Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The fixed options are part of our General Account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.

Separate Account
Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Pacific Select Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc. or the Van Eck World Insurance Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We’re the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. PL&A is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account
We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or Fund if:

•	any portfolio is no longer available for investment; or
•	our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

We’ll give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new Variable Accounts available to existing Policy Owners.

We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.

If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

We will notify you if there is a material change in the investment policy of a Variable Account. The notice will inform you of your options, including your option to transfer from such Variable Account to the Fixed Account within 60 days after:

•	the effective date of the material change, or
•	the date you receive the notice, whichever is later.

If we believe it’s in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws
•	register or deregister the Separate Account under securities law
•	combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts
•	combine one or more Variable Accounts
•	create a committee, board or other group to manage the Separate Account
•	change the classification of any Variable Account.

Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We’re the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We’ll send you documents from the Fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. As a result of proportional voting, the votes cast by a small number of variable contract owners may determine the outcome of a vote.

We’ll vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We’ll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification
•	would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable

•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our affiliate, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their registered representatives who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual registered representative who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Policy over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible person’s Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.

Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We or our affiliates have entered into services agreements in connection with some of the Funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each Fund held by the separate accounts and purchased by us at the Policy Owner’s instructions.

Because PL&A or its affiliates receive the fees described below, PL&A or its affiliates may be subject to competing interests in making these Funds available as Investment Options under the contracts.

BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pays us for each Fidelity VIP Funds portfolio (Service Class 2) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Class) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio of (Service Class) shares held by our separate accounts. Allianz Global Investors Fund Management LLC, pays us for each Premier VIT portfolio held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each Van Eck Worldwide Insurance Trust portfolio held by our separate accounts.

PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums up to $1.5 billion, 0.14% of premiums on next $1.5 billion and 0.10% of premiums made in excess, attributable to the Master Funds for certain marketing assistance.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the Age of the people to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

•	Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/Duplicate Policy Request Form.

Audits of Premiums/loans

You may request us to run a report of premium payments you’ve made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance, mortality and expense risk face amount and surrender charge charges, and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of $100 per Insured at the time you request us to change your Risk Class. If your Policy was issued on or before April 30, 2004, we may charge you a fee of $50 at the time you request us to change your Risk Class.

State Regulation

We’re subject to the laws of the state of Arizona governing insurance companies and to regulations issued by the Commissioner of Insurance of Arizona. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

PL&A, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

Rule 12h-7 Representation

Consistent with well established industry and SEC practice, we do not believe that we are subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the Exchange Act) as depositor of the separate account or any other variable separate account for which we act as depositor. Nevertheless, to the extent the SEC takes the position that insurance company depositors of variable insurance product separate accounts registered with the SEC are subject to the periodic reporting requirements of the Exchange Act, we intend to rely upon the exemption from those requirements set forth in Rule 12h-7 under the Exchange Act to the extent necessary to avoid any such periodic reporting obligation.

Financial Statements

The statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2008, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented are contained in the SAI.

The statements of financial condition of PL&A as of December 31, 2008 and 2007 and the related statements of operations, stockholders’s equity and cash flows for each of the three years in the period ended December 31, 2008 are contained in the SAI.

APPENDIX A – DEATH BENEFIT CALCULATION TABLES

Guideline Premium Test
Death Benefit Percentages

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

Option D
Death Benefit Factor Table

Rate per $1.00 of Face Amount

Joint
equal
age	Policy years*

	5	10	15	20	25	30	35	40	45	50	55	60	65	70	75+

15	1.000	1.000	1.000	1.001	1.002	1.005	1.010	1.022	1.048	1.102	1.210	1.415	1.702	1.957	2.000
20	1.000	1.000	1.001	1.002	1.004	1.009	1.021	1.046	1.100	1.207	1.411	1.700	1.957	2.000	2.000
25	1.000	1.000	1.001	1.003	1.008	1.019	1.044	1.097	1.204	1.408	1.697	1.956	2.000	2.000	2.000
30	1.000	1.001	1.003	1.007	1.018	1.042	1.094	1.200	1.404	1.694	1.955	2.000	2.000	2.000	2.000
35	1.000	1.002	1.006	1.016	1.039	1.091	1.197	1.400	1.692	1.954	2.000	2.000	2.000	2.000	2.000
40	1.001	1.005	1.014	1.036	1.087	1.192	1.395	1.688	1.953	2.000	2.000	2.000	2.000	2.000	2.000
45	1.002	1.011	1.032	1.081	1.185	1.388	1.682	1.952	2.000	2.000	2.000	2.000	2.000	2.000	2.000
50	1.006	1.025	1.072	1.174	1.376	1.674	1.949	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
55	1.015	1.058	1.157	1.358	1.660	1.945	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
60	1.035	1.128	1.327	1.636	1.936	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
65	1.079	1.274	1.595	1.920	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
70	1.175	1.519	1.891	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
75	1.357	1.822	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
80	1.620	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
85	1.894	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
90	1.969	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
95	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
99	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000

*	Factors are portrayed for both joint equal ages and policy anniversaries, at five year intervals. See your policy for one year increments in death benefit factors.

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PACIFIC SELECT ESTATE PRESERVER – NY	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Estate Preserver – NY variable life insurance policy is underwritten by Pacific Life & Annuity Company.
You’ll find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2009. The SAI has been filed with the SEC and is considered to be part of this prospectus because it’s incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

You may obtain the current prospectus and SAI for any of the portfolios underlying the Variable Accounts by calling 1-800-800-7681.

If you ask us, we’ll provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us
Call, e-mail or write to us at:
Pacific Life & Annuity Company
P.O. Box 2030
Omaha, NE 68103

1-888-595-6997
5 a.m. through 5 p.m. Pacific time
www.Pacificlifeandannuity.com

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at:
1-866-398-0467
VULTransactions@pacificlife.com

How to Contact the SEC
You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.

Commission’s Public Reference Section
100 F Street, NE
Washington, D.C. 20549
1-202-551-8090
Website: www.sec.gov
e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program	FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the Public Disclosure program may be obtained from FINRA. The FINRA Public Disclosure hotline number is (800) 289-9999. FINRA does not charge a fee for the Public Disclosure program services.

SEC file number 811-09389
333-62446

Pacific Life & Annuity Company
Mailing address:
P.O. Box 2030
Omaha, NE 68103-2030

CHANGE SERVICE REQUESTED

Visit us at our website: www.Pacificlifeandannuitycompany.com

85-23873-08 5/09

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

PACIFIC SELECT ESTATE PRESERVER – NY

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Estate Preserver – NY is a last survivor variable life insurance policy offered by Pacific Life & Annuity Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2009, which is available without charge upon written or telephone request to PL&A. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life & Annuity Company
P.O. Box 2030
Omaha, NE 68103

1-888-595-6997

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MORE ON THE OPTIONAL RIDERS

There are two optional Riders that provide extra benefits. Ask your registered representative for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Individual Annual Renewable Term Rider

Provides term insurance on either Insured or individually on both Insureds and is renewable annually until the Policy terminates. The Death Benefit is payable at the death of the Insured covered by the Rider. The Rider is available for Insureds Age 20 through 79 at the time of Rider issue. You may purchase the Rider at Policy issue or any time the Policy is In Force, subject to satisfactory evidence of insurability. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate will be shown in your Policy Specifications. Our current cost of insurance rates are lower than the guaranteed rates.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance based on the Age and Risk Class of the Insured under this Rider on the effective date of the increase. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy. In addition, coverage under this Rider on any individual Insured will terminate on the earlier of the death of that individual Insured, or the date that individual Insured reaches Age 100.

Last Survivor Added Protection Benefit Rider

Provides term insurance on the Insureds and is renewable annually until the Policy terminates. The Rider may be purchased at Policy issue or any time the Policy is In Force, subject to evidence of insurability. The Rider is available for Insureds Age 20 through 79 at the time of Rider issue. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The Rider is payable on the death of the Survivor, and modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the Policy plus the Face Amount of the Rider, or 2) the Guideline Minimum Death Benefit. If you choose Death Benefit Option D for your base Policy to determine the Death Benefit, the Face Amount under this Rider will be added to the base Policy Face Amount, and the sum of this coverage will be multiplied by the Death Benefit factor for the current Policy Year as shown in the Policy Specifications.

The guaranteed monthly cost of insurance rate and monthly M&E expense risk face amount charge will be shown in your Policy Specifications. Our current cost of insurance rates may be less than the guaranteed rates. The current charge for the M&E expense risk face amount charge is $0.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance rates. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $200 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the

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first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Last Survivor Added Protection Benefit Rider Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy, or upon the Survivor’s death.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

The total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you’ve exceeded your Guideline Premium Limit, we may remove all or part of a premium you’ve paid from your Policy as of the day we applied it, and return it to you. We’ll adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes in the prospectus.

Unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract, we’ll remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We’ll also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your Policy Anniversary, we’ll hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we’ll return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we’ll adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium

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payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of both Insureds.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.

•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

•	You must have at least $5,000 in a Variable Investment Option to start the service.

•	We’ll automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you’ve selected.

•	We’ll process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen.

•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

•	We have the right to discontinue, modify or suspend the service at any time.

•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:

•	the total amount you’ve asked us to transfer has been transferred

•	there is no more Accumulated Value in the Investment Option you’re transferring from

•	your Policy enters the grace period and is in danger of lapsing

•	we receive your Written Request to cancel the service

•	we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.

•	You enroll in the service by sending us a Written Request or a completed Automatic Rebalancing Form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

•	Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semiannual or annual anniversary, depending on the interval you chose.

•	If you cancel this service, you must wait 30 days to begin it again.

•	We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.

•	We can discontinue, suspend or change the service at any time.

First Year Transfer

Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here’s how the service works:

•	You enroll in the service when you apply for your Policy and include specific details on your application.
•	You choose a regular amount to be transferred every month for 12 months.
•	Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.

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•	If you sign up for this service, we’ll waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.
•	If we make the last transfer during the second Policy Year, we will not count it toward the usual one transfer per year limit for the Fixed Account.
•	If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we’ll transfer the balance and then cancel the service.
•	If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.
•	We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your registered representative for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

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The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

How We Calculate the Surrender Charge

If you surrender your Policy, a surrender charge may be assessed against your Policy’s Accumulated Value. Both charges are based on the Joint Equal Age of the Insureds, and on the initial Face Amount of your Policy.

We will not increase the charge if your Policy’s Face Amount increases. If you decrease the Face Amount of your Policy, we’ll charge you a surrender charge that’s calculated based on the amount of the decrease.

Underwriting Surrender Charge

The amount of the underwriting surrender charge does not change during the first Policy Year. Starting on the first Policy Anniversary, we reduce the charge by 0.9259% each month until it reaches zero at the end of 10 Policy Years. If you increase your Policy’s Face Amount, each increase has a surrender charge based on the amount of the increase.

The most we will assess for the underwriting surrender charge on any surrendered Policy is $17.30 per $1,000 of Face Amount.

Sales Surrender Charge

The sales surrender charge helps pay for our costs of distributing Policies. During the first Policy Year, this charge is equal to the smaller of the following amounts:

•	70% of the premium payments you’ve made, or

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•	70% of the sales surrender target, which is based on the Joint Equal Age of the Insureds for each $1,000 of the Policy’s initial Face Amount.

The sales surrender charge increases until the premiums you pay reach the sales surrender target. In the 13th month you own your Policy, we reduce the sales surrender charge so that it is 99.0741% of the charge as calculated above. After that, we reduce it by 0.9259% a month until it reaches zero at the end of 10 Policy Years.

An example

For a Policy:

•	that insures a male non-smoker Age 56 and a female non-smoker, Age 53 when the Policy is issued
•	with an initial Face Amount of $2,000,000

	Underwriting Surrender Charge	Maximum Sales Surrender Charge

First Policy Year	$10,800.00 (($2,000,000 ÷ $1,000) × 5.40)	$19,152.00 (70% × 13.68 × ($2,000,000 ÷ $1,000))

End of third Policy Year	$8,400.07 ($10,800.00 – ($10,800.00 × .9259% × 24 months))	$14,896.12 ($19,152.00 – ($19,152.00 × .9259% × 24 months))

Please refer to your Policy and any supplemental schedule of benefits for surrender charges.

Calculating the Surrender Charge on a Decrease in Face Amount

Here’s how we calculate the surrender charge on a decrease in Face Amount:

•	Step 1: we divide the amount of the decrease by your Policy’s Face Amount immediately before the decrease
•	Step 2: we multiply the amount we calculated in step 1 by the total surrender charge that would apply if you surrendered your Policy.

We deduct the amount we calculated in step 2 from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

We calculate any surrender charge after a decrease in Face Amount by dividing the new Face Amount by the old Face Amount, and multiplying the result by the surrender charge that would have applied before the decrease.

Increases in Face Amount

Net Premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value. If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions.

If you add to your base Policy a Last Survivor Added Protection Benefit Rider and/or Individual Annual Renewable Term Rider, and/or increase the Face Amount of such a Rider, we do not change the above allocations. To determine the cost of insurance charge on each of these coverage components, we discount the total Death Benefit for all coverage components that would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total discounted Net Amount At Risk for all coverage components. We then prorate the Net Amount at Risk for each coverage component in the same proportion that the Face Amount of each coverage component bears to the total Face Amount for all coverage components. The discounted Net Amount At Risk for each coverage component is multiplied by the current COI rate for that coverage component.

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MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section Variable Life Insurance and Your Taxes or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

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The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the contract owner.

Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. These rate reductions do not apply to corporate taxpayers. A taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock has been reduced.

MORE ON PL&A AND THE POLICIES

How We’re Organized

PL&A was incorporated on September 20, 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the name PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, PL&A.

PL&A is a stockholder owned company. As such, purchasing and owning a PL&A policy does not confer any membership rights nor ownership rights in PL&A or in any other company affiliated with PL&A.

How Policies are Administered

Pacific Life Insurance Company administers the Policies sold under this prospectus. At the end of 2008, Pacific Life had $214.8 billion of individual life insurance in force and total admitted assets of approximately $83.7 billion.

Pacific Life’s executive office is at 700 Newport Center Drive, Newport Beach, CA 92660.

Distribution Arrangements

Pacific Select Distributors, Inc. (PSD), our affiliate, acts as the distributor of the Policies. PSD and PL&A are both indirect subsidiaries of Pacific Mutual Holding Company. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments

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to sell the Policies. The aggregate amount of underwriting commissions paid to PSD with regard to this Policy in 2008, 2007 and 2006 was $58,176.52, $6,642.57 and $25,432.25 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

•	63% of premiums paid up to the first target premium in the first Policy Year
•	3% of premiums paid up to the first target premium after the first Policy Year
•	3% of the premiums paid under targets 2-10
•	2% of premiums paid in excess of the 10th target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium will usually be less than, but generally does not exceed 100% of, the Policy’s guideline level premiums. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that shows you the guideline single premium and guideline level premiums.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay expense allowances and additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of expense allowances and additional cash compensation based on premium payments usually ranges from 27% to 36% of premiums paid in the first Policy Year up to the first target premium. For renewed years, the expense allowances and additional cash compensation can be as high as 11.5% on targets 2 and 3, 1.5% on targets 4-10 and 1% thereafter. Such additional compensation may give PL&A greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford PL&A a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

As of December 31, 2008, the following firms have arrangements in effect with PSD pursuant to which the firms entitled to receive a revenue sharing payment: American International Group, AIM Systems Inc, Advantage Capital Corporation, American General Securities Inc., Associated Securities, Benefit Funding Services, Commonwealth Financial Network, First Heartland Securities, First Financial Planners Securities, Financial Network Investment Corp., Financial Service Corp., Linsco Private Ledger , M Financial Holdings Inc., Multi Financial, Mutual Service Corp., Mutual Service Corp. of Texas, National Financial Partners & National Financial Partners Insurance Services Inc., National Planning Corp., Ogilvie Securities, Raymond James & Assoc., Raymond James Financial Services, Inc., Royal Alliance, Securities America, Sunamerica Securities, Suntrust Investment Services, United Planners, USA Advanced Planners, Walnut Street Securities, Waterstone Financial Group, Inc., and World Group Securities.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses

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in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PL&A or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by PL&A and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of PL&A, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by PL&A or PSD. Additional expenses and promotional items may be paid for by PL&A and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The Separate Account

The Separate Account was established on September 24, 1998 under Arizona law under the authority of our Board of Directors. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

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Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Money Market Variable Account

The “yield” (also called “current yield”) of the Money Market Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each

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month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Money Market portfolio

Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

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Financial Statements

The next several pages contain the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2008, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented.

These are followed by the statements of financial condition of PL&A as of December 31, 2008 and 2007 and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2008, which are included in this SAI so you can assess our ability to meet our obligations under the Policies.

Experts

The statements of financial condition of PL&A as of December 31, 2008 and 2007 and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2008 as well as the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2008, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors and independent registered public accounting firm, respectively, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

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Form No. 85-25051-06

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
Pacific Life & Annuity Company:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Select Exec Separate Account (the “Separate Account”) comprised of Small-Cap Growth, International Value, Long/Short Large-Cap, International Small-Cap, Equity Index, Small-Cap Index, Diversified Research, Equity, American Funds® Growth-Income, American Funds Growth, Large-Cap Value, Technology, Short Duration Bond, Floating Rate Loan, Diversified Bond, Growth LT, Focused 30, Health Sciences, Mid-Cap Equity (formerly named Mid-Cap Value), Large-Cap Growth, International Large-Cap, Small-Cap Value, Multi-Strategy, Main Street® Core, Emerging Markets, Money Market, High Yield Bond, Managed Bond, Inflation Managed, Comstock, Mid-Cap Growth, Real Estate, Small-Cap Equity, Variable Account I, Variable Account II, Variable Account III, Variable Account V, BlackRock Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, International Growth Service Class, INTECH Risk-Managed Core Service Class, Mid Cap Growth Service Class, Legg Mason Partners Variable Mid Cap Core — Class II, MFS® New Discovery Series Service Class, MFS Utilities Series Service Class, NACM Small Cap (formerly named OpCap Small Cap), T. Rowe Price Blue Chip Growth — II, T. Rowe Price Equity Income — II, and Van Eck Worldwide Hard Assets (collectively, the “Variable Accounts”) as of December 31, 2008, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 27, 2009

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Pacific Select Fund
Small-Cap Growth	Small-Cap Growth	24,728	$220,536	$157,868
International Value	International Value	143,668	2,211,188	1,253,595
Long/Short Large-Cap (1)	Long/Short Large-Cap	11,262	107,363	73,767
International Small-Cap	International Small-Cap	15,152	133,658	81,764
Equity Index	Equity Index	48,959	1,269,496	959,110
Small-Cap Index	Small-Cap Index	78,181	861,239	609,958
Diversified Research	Diversified Research	36,624	377,072	248,878
Equity	Equity	7,290	129,119	81,753
American Funds® Growth-Income	American Funds Growth-Income	49,274	531,955	357,993
American Funds Growth	American Funds Growth	40,283	448,379	276,553
Large-Cap Value	Large-Cap Value	199,498	2,426,668	1,732,416
Technology	Technology	39,773	172,192	118,618
Short Duration Bond	Short Duration Bond	59,369	569,493	522,788
Floating Rate Loan	Floating Rate Loan	7,673	68,995	47,256
Diversified Bond	Diversified Bond	24,030	228,879	207,863
Growth LT	Growth LT	31,105	504,440	413,309
Focused 30	Focused 30	21,353	159,782	160,717
Health Sciences	Health Sciences	160,178	1,589,444	1,182,256
Mid-Cap Equity (2)	Mid-Cap Equity (2)	110,197	1,420,716	958,401
Large-Cap Growth	Large-Cap Growth	318,685	2,212,596	1,173,562
International Large-Cap	International Large-Cap	185,263	1,255,967	853,919
Small-Cap Value	Small-Cap Value	36,163	467,104	323,793
Multi-Strategy	Multi-Strategy	22,718	331,308	208,792
Main Street® Core	Main Street Core	52,766	962,828	695,968
Emerging Markets	Emerging Markets	65,852	593,142	579,763
Money Market	Money Market	137,724	1,391,880	1,390,812
High Yield Bond	High Yield Bond	73,006	461,387	340,625
Managed Bond	Managed Bond	138,371	1,510,092	1,456,258
Inflation Managed	Inflation Managed	95,434	1,050,169	949,780
Comstock	Comstock	71,067	635,268	422,126
Mid-Cap Growth	Mid-Cap Growth	195,211	1,694,936	926,712
Real Estate	Real Estate	53,730	700,549	471,553
Small-Cap Equity	Small-Cap Equity	7,749	92,306	71,536

	M Fund, Inc.
I (1)	Brandes International Equity	666	8,605	6,292
II	Turner Core Growth	809	10,974	7,852
III	Frontier Capital Appreciation	764	14,417	10,533
V	Business Opportunity Value	1,136	12,522	8,733

	BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	2,108	26,699	17,536
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	9,555	121,325	107,968

	Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund Service Class 2	13,459	350,869	203,775
Fidelity VIP Freedom 2020 Service Class 2 (1)	Fidelity VIP Freedom 2020 Service Class 2	9,075	69,179	69,786
Fidelity VIP Freedom 2030 Service Class 2 (1)	Fidelity VIP Freedom 2030 Service Class 2	730	5,547	5,189
Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2	459	15,876	10,700
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	5,213	156,050	94,459
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	873	8,598	4,332

	Janus Aspen Series
International Growth Service Class	Janus Aspen International Growth Service Class	2,568	138,697	66,782
INTECH Risk-Managed Core Service Class	Janus Aspen INTECH Risk-Managed Core Service Class	381	4,356	3,016
Mid Cap Growth Service Class	Janus Aspen Mid Cap Growth Service Class	1,094	40,663	22,647

	Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Mid Cap Core — Class II (1)	Legg Mason Partners Variable Mid Cap Core - Class II	293	2,457	2,349

	MFS® Variable Insurance Trust
MFS New Discovery Series Service Class (1)	MFS New Discovery Series Service Class	370	4,488	2,964
MFS Utilities Series Service Class	MFS Utilities Series Service Class	5,876	172,476	105,828

See Notes to Financial Statements	See explanation of references on page 2

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2008

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Premier VIT
NACM Small Cap (1), (3)	NACM Small Cap (3)	871	$16,912	$11,674

	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth — II	T. Rowe Price Blue Chip Growth - II	10,832	107,695	72,577
T. Rowe Price Equity Income — II	T. Rowe Price Equity Income - II	4,366	86,530	62,485

	Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets	Van Eck Worldwide Hard Assets	8,144	254,612	152,706

(1)	Operations commenced during 2008 (See Note 1 to Financial Statements).

(2)	Formerly named Mid-Cap Value Variable Account and Mid-Cap Value Portfolio.

(3)	Formerly named OpCap Small Cap Variable Account and OpCap Small Cap Portfolio.

American Funds is a registered trademark of American Funds Distributors, Inc., Main Street is a registered trademark of OppenheimerFunds, Inc., Fidelity and Contrafund are registered trademarks of FMR Corp., and MFS is a registered trademark of MFS Fund Distributors, Inc.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

	Variable Accounts
	Small-Cap	International	Long/Short	International	Equity	Small-Cap	Diversified
	Growth	Value	Large-Cap	Small-Cap	Index	Index	Research

ASSETS
Investments in portfolios, at value	$157,868	$1,253,595	$73,767	$81,764	$959,110	$609,958	$248,878
Receivables:
Due from Pacific Life & Annuity Company	23	81	—	3	1,963	37	—
Fund shares redeemed	—	—	21	—	—	—	2

Total Assets	157,891	1,253,676	73,788	81,767	961,073	609,995	248,880

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	21	—	—	—	2
Fund shares purchased	23	81	—	3	1,963	37	—

Total Liabilities	23	81	21	3	1,963	37	2

NET ASSETS	$157,868	$1,253,595	$73,767	$81,764	$959,110	$609,958	$248,878

Units Outstanding	29,129	169,416	11,175	14,750	134,873	56,553	29,649

Accumulation Unit Value	$5.42	$7.40	$6.60	$5.54	$7.11	$10.79	$8.39

Cost of Investments	$220,536	$2,211,188	$107,363	$133,658	$1,269,496	$861,239	$377,072

		American Funds	American Funds	Large-Cap		Short Duration	Floating
	Equity	Growth-Income	Growth	Value	Technology	Bond	Rate Loan

ASSETS
Investments in portfolios, at value	$81,753	$357,993	$276,553	$1,732,416	$118,618	$522,788	$47,256
Receivables:
Due from Pacific Life & Annuity Company	—	106	61	—	8	—	—
Fund shares redeemed	—	—	—	55	—	—	—

Total Assets	81,753	358,099	276,614	1,732,471	118,626	522,788	47,256

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	55	—	—	—
Fund shares purchased	—	106	61	—	8	—	—
Other	—	2	—	2	—	—	—

Total Liabilities	—	108	61	57	8	—	—

NET ASSETS	$81,753	$357,991	$276,553	$1,732,414	$118,618	$522,788	$47,256

Units Outstanding	16,611	44,237	34,210	188,843	26,008	48,726	6,810

Accumulation Unit Value	$4.92	$8.09	$8.08	$9.17	$4.56	$10.73	$6.94

Cost of Investments	$129,119	$531,955	$448,379	$2,426,668	$172,192	$569,493	$68,995

	Diversified	Growth	Focused	Health	Mid-Cap	Large-Cap	International
	Bond	LT	30	Sciences	Equity (1)	Growth	Large-Cap

ASSETS
Investments in portfolios, at value	$207,863	$413,309	$160,717	$1,182,256	$958,401	$1,173,562	$853,919
Receivables:
Due from Pacific Life & Annuity Company	—	1	13	—	155	220	906

Total Assets	207,863	413,310	160,730	1,182,256	958,556	1,173,782	854,825

LIABILITIES
Payables:
Fund shares purchased	—	1	13	—	155	220	902

Total Liabilities	—	1	13	—	155	220	902

NET ASSETS	$207,863	$413,309	$160,717	$1,182,256	$958,401	$1,173,562	$853,923

Units Outstanding	21,181	86,675	13,974	106,666	76,504	234,734	88,042

Accumulation Unit Value	$9.81	$4.77	$11.50	$11.08	$12.53	$5.00	$9.70

Cost of Investments	$228,879	$504,440	$159,782	$1,589,444	$1,420,716	$2,212,596	$1,255,967

(1)	Formerly named Mid-Cap Value Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2008

	Variable Accounts
	Small-Cap	Multi-	Main Street	Emerging	Money	High Yield	Managed
	Value	Strategy	Core	Markets	Market	Bond	Bond

ASSETS
Investments in portfolios, at value	$323,793	$208,792	$695,968	$579,763	$1,390,812	$340,625	$1,456,258
Receivables:
Due from Pacific Life & Annuity Company	—	105	—	88	—	—	—
Fund shares redeemed	2	—	13	—	160	7	405

Total Assets	323,795	208,897	695,981	579,851	1,390,972	340,632	1,456,663

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	2	—	13	—	157	7	405
Fund shares purchased	—	105	—	56	—	—	—

Total Liabilities	2	105	13	56	157	7	405

NET ASSETS	$323,793	$208,792	$695,968	$579,795	$1,390,815	$340,625	$1,456,258

Units Outstanding	20,353	27,649	99,397	28,796	109,491	30,679	92,481

Accumulation Unit Value	$15.91	$7.55	$7.00	$20.13	$12.70	$11.10	$15.75

Cost of Investments	$467,104	$331,308	$962,828	$593,142	$1,391,880	$461,387	$1,510,092

	Inflation		Mid-Cap	Real	Small-Cap
	Managed	Comstock	Growth	Estate	Equity	I	II

ASSETS
Investments in portfolios, at value	$949,780	$422,126	$926,712	$471,553	$71,536	$6,292	$7,852
Receivables:
Due from Pacific Life & Annuity Company	—	11	12	109	—	—	—
Fund shares redeemed	205	—	—	—	64	—	—

Total Assets	949,985	422,137	926,724	471,662	71,600	6,292	7,852

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	205	—	—	—	64	—	—
Fund shares purchased	—	11	12	109	—	—	—

Total Liabilities	205	11	12	109	64	—	—

NET ASSETS	$949,780	$422,126	$926,712	$471,553	$71,536	$6,292	$7,852

Units Outstanding	63,457	54,466	149,415	27,216	6,775	868	897

Accumulation Unit Value	$14.97	$7.75	$6.20	$17.33	$10.56	$7.25	$8.75

Cost of Investments	$1,050,169	$635,268	$1,694,936	$700,549	$92,306	$8,605	$10,974

			BlackRock	BlackRock	Fidelity VIP	Fidelity VIP	Fidelity VIP
			Basic Value	Global Allocation	Contrafund	Freedom 2020	Freedom 2030
	III	V	V.I. Class III	V.I. Class III	Service Class 2	Service Class 2	Service Class 2

ASSETS
Investments in portfolios, at value	$10,533	$8,733	$17,536	$107,968	$203,775	$69,786	$5,189
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	987	5,924	—

Total Assets	10,533	8,733	17,536	107,968	204,762	75,710	5,189

LIABILITIES
Payables:
Fund shares purchased	—	—	—	—	987	5,924	—

Total Liabilities	—	—	—	—	987	5,924	—

NET ASSETS	$10,533	$8,733	$17,536	$107,968	$203,775	$69,786	$5,189

Units Outstanding	1,075	900	2,413	9,692	24,889	10,569	860

Accumulation Unit Value	$9.79	$9.71	$7.27	$11.14	$8.19	$6.60	$6.03

Cost of Investments	$14,417	$12,522	$26,699	$121,325	$350,869	$69,179	$5,547

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2008

	Variable Accounts
					INTECH
	Fidelity VIP	Fidelity VIP	Fidelity VIP	International	Risk-Managed	Mid Cap
	Growth	Mid Cap	Value Strategies	Growth	Core	Growth
	Service Class 2	Service Class 2	Service Class 2	Service Class	Service Class	Service Class

ASSETS
Investments in portfolios, at value	$10,700	$94,459	$4,332	$66,782	$3,016	$22,647

Total Assets	10,700	94,459	4,332	66,782	3,016	22,647

NET ASSETS (1)	$10,700	$94,459	$4,332	$66,782	$3,016	$22,647

Units Outstanding	1,528	12,120	755	11,681	471	3,642

Accumulation Unit Value	$7.00	$7.79	$5.74	$5.72	$6.41	$6.22

Cost of Investments	$15,876	$156,050	$8,598	$138,697	$4,356	$40,663

	Legg Mason
	Partners Variable	MFS New	MFS		T. Rowe Price	T. Rowe Price
	Mid Cap	Discovery Series	Utilities Series	NACM	Blue Chip	Equity
	Core - Class II	Service Class	Service Class	Small Cap (2)	Growth - II	Income - II

ASSETS
Investments in portfolios, at value	$2,349	$2,964	$105,828	$11,674	$72,577	$62,485

Total Assets	2,349	2,964	105,828	11,674	72,577	62,485

NET ASSETS (1)	$2,349	$2,964	$105,828	$11,674	$72,577	$62,485

Units Outstanding	372	514	15,280	2,098	10,376	8,070

Accumulation Unit Value	$6.31	$5.76	$6.93	$5.57	$6.99	$7.74

Cost of Investments	$2,457	$4,488	$172,476	$16,912	$107,695	$86,530

	Van Eck
	Worldwide
	Hard Assets

ASSETS
Investments in portfolios, at value	$152,706
Receivables:
Due from Pacific Life & Annuity Company	30

Total Assets	152,736

LIABILITIES
Payables:
Fund shares purchased	30

Total Liabilities	30

NET ASSETS	$152,706

Units Outstanding	12,941

Accumulation Unit Value	$11.80

Cost of Investments	$254,612

(1)	No outstanding liabilities for each of the variable accounts as of December 31, 2008.

(2)	Formerly named OpCap Small Cap Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	Variable Accounts
	Small-Cap	International	Long/Short	International	Equity	Small-Cap	Diversified
	Growth	Value	Large-Cap (1)	Small-Cap	Index	Index	Research

INVESTMENT INCOME
Dividends	$—	$54,760	$568	$2,488	$25,295	$17,447	$3,994

Net Investment Income	—	54,760	568	2,488	25,295	17,447	3,994

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss from security transactions	(11,413)	(54,277)	(1,001)	(6,101)	(22,903)	(39,647)	(13,976)
Capital gain distributions	22,169	92,119	—	—	60,736	85,482	58,856

Realized Gain (Loss)	10,756	37,842	(1,001)	(6,101)	37,833	45,835	44,880

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(137,154)	(1,181,287)	(33,597)	(54,877)	(631,566)	(398,583)	(203,625)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($126,398)	($1,088,685)	($34,030)	($58,490)	($568,438)	($335,301)	($154,751)

		American Funds	American Funds	Large-Cap		Short Duration	Floating
	Equity	Growth-Income	Growth	Value	Technology	Bond	Rate Loan

INVESTMENT INCOME
Dividends	$624	$6,670	$2,207	$40,118	$188	$20,766	$3,787

Net Investment Income	624	6,670	2,207	40,118	188	20,766	3,787

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss from security transactions	(5,528)	(9,546)	(9,717)	(42,931)	(5,552)	(5,803)	(4,778)
Capital gain distributions	16,621	18,646	49,155	90,313	38,613	—	—

Realized Gain (Loss)	11,093	9,100	39,438	47,382	33,061	(5,803)	(4,778)

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(68,932)	(213,146)	(217,262)	(997,673)	(156,913)	(44,162)	(18,862)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($57,215)	($197,376)	($175,617)	($910,173)	($123,664)	($29,199)	($19,853)

	Diversified	Growth	Focused	Health	Mid-Cap	Large-Cap	International
	Bond	LT	30	Sciences	Equity (2)	Growth	Large-Cap

INVESTMENT INCOME
Dividends	$8,475	$2,984	$102	$18,359	$21,416	$—	$24,456

Net Investment Income	8,475	2,984	102	18,359	21,416	—	24,456

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss from security transactions	(8,247)	(15,028)	(21,985)	(28,656)	(46,588)	(22,085)	(39,198)
Capital gain distributions	—	78,126	17,253	217,159	209,929	413,856	263,049

Realized Gain (Loss)	(8,247)	63,098	(4,732)	188,503	163,341	391,771	223,851

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(16,878)	(341,545)	(153,753)	(681,524)	(784,274)	(1,563,711)	(699,452)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($16,650)	($275,463)	($158,383)	($474,662)	($599,517)	($1,171,940)	($451,145)

(1)	Operations commenced during 2008 (See Note 1 to Financial Statements).

(2)	Formerly named Mid-Cap Value Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2008

	Variable Accounts
	Small-Cap	Multi-	Main Street	Emerging	Money	High Yield	Managed
	Value	Strategy	Core	Markets	Market	Bond	Bond

INVESTMENT INCOME
Dividends	$10,275	$471	$13,497	$14,206	$24,554	$35,116	$68,611

Net Investment Income	10,275	471	13,497	14,206	24,554	35,116	68,611

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(18,710)	(2,537)	(29,994)	(23,623)	889	(13,827)	(9,631)
Capital gain distributions	46,230	22,814	116,187	165,825	—	—	14,794

Realized Gain (Loss)	27,520	20,277	86,193	142,202	889	(13,827)	5,163

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(164,622)	(189,301)	(525,356)	(657,937)	(741)	(121,943)	(103,741)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($126,827)	($168,553)	($425,666)	($501,529)	$24,702	($100,654)	($29,967)

	Inflation		Mid-Cap	Real	Small-Cap
	Managed	Comstock	Growth	Estate	Equity	I (1)	II

INVESTMENT INCOME
Dividends	$29,190	$12,080	$1,791	$26,502	$444	$297	$3

Net Investment Income	29,190	12,080	1,791	26,502	444	297	3

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss from security transactions	(28,879)	(38,210)	(21,508)	(20,614)	(2,152)	(284)	(367)
Capital gain distributions	5,260	30,342	202,286	209,829	1,467	621	355

Realized Gain (Loss)	(23,619)	(7,868)	180,778	189,215	(685)	337	(12)

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(118,777)	(248,161)	(1,049,875)	(514,006)	(22,574)	(2,313)	(7,719)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($113,206)	($243,949)	($867,306)	($298,289)	($22,815)	($1,679)	($7,728)

			BlackRock	BlackRock	Fidelity VIP	Fidelity VIP	Fidelity VIP
			Basic Value	Global Allocation	Contrafund	Freedom 2020	Freedom 2030
	III	V	V.I. Class III	V.I. Class III	Service Class 2	Service Class 2 (1)	Service Class 2 (1)

INVESTMENT INCOME
Dividends	$—	$6	$506	$2,875	$2,322	$766	$150

Net Investment Income	—	6	506	2,875	2,322	766	150

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss from security transactions	(337)	(248)	(1,575)	(7,243)	(41,800)	(—)	(26)
Capital gain distributions	424	398	262	540	7,849	917	300

Realized Gain (Loss)	87	150	(1,313)	(6,703)	(33,951)	917	274

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(5,524)	(4,944)	(7,442)	(16,306)	(111,284)	607	(359)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($5,437)	($4,788)	($8,249)	($20,134)	($142,913)	$2,290	$65

(1)	Operations commenced during 2008 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2008

	Variable Accounts
					INTECH
	Fidelity VIP	Fidelity VIP	Fidelity VIP	International	Risk-Managed	Mid Cap
	Growth	Mid Cap	Value Strategies	Growth	Core	Growth
	Service Class 2	Service Class 2	Service Class 2	Service Class	Service Class	Service Class

INVESTMENT INCOME
Dividends	$98	$306	$39	$962	$26	$22

Net Investment Income	98	306	39	962	26	22

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss from security transactions	(318)	(7,794)	(890)	(2,090)	(225)	(325)
Capital gain distributions	—	20,228	1,130	13,896	198	1,976

Realized Gain (Loss)	(318)	12,434	240	11,806	(27)	1,651

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(8,239)	(70,300)	(4,080)	(73,773)	(1,447)	(18,250)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($8,459)	($57,560)	($3,801)	($61,005)	($1,448)	($16,577)

	Legg Mason
	Partners Variable	MFS New	MFS		T. Rowe Price	T. Rowe Price
	Mid Cap	Discovery Series	Utilities Series	NACM	Blue Chip	Equity
	Core - Class II (1)	Service Class (1)	Service Class	Small Cap (1), (2)	Growth - II	Income - II

INVESTMENT INCOME
Dividends	$-	$-	$1,538	$-	$107	$1,774

Net Investment Income	—	—	1,538	—	107	1,774

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss from security transactions	(13)	(2,248)	(2,345)	(887)	(1,942)	(20,308)
Capital gain distributions	—	—	18,720	2,066	—	2,626

Realized Gain (Loss)	(13)	(2,248)	16,375	1,179	(1,942)	(17,682)

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(109)	(1,524)	(70,717)	(5,238)	(42,114)	(18,571)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($122)	($3,772)	($52,804)	($4,059)	($43,949)	($34,479)

	Van Eck
	Worldwide
	Hard Assets

INVESTMENT INCOME
Dividends	$555

Net Investment Income	555

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss from security transactions	(10,426)
Capital gain distributions	30,400

Realized Gain	19,974

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(143,566)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($123,037)

(1)	Operations commenced during 2008 (See Note 1 to Financial Statements).

(2)	Formerly named OpCap Small Cap Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
					Year/Period
	Year Ended	Year Ended	Year Ended	Year Ended	Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Small-Cap Growth (1)		International Value		Long/Short Large-Cap (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$54,760	$40,641	$568
Realized gain (loss)	10,756	689	37,842	92,048	(1,001)
Change in unrealized appreciation (depreciation) on investments	(137,154)	27,058	(1,181,287)	(112,836)	(33,597)

Net Increase (Decrease) in Net Assets Resulting from Operations	(126,398)	27,747	(1,088,685)	19,853	(34,030)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	49,327	41,643	143,315	119,418	12,487
Transfers between variable and fixed accounts, net	65,522	16,747	259,769	1,325,576	105,506
Transfers—policy charges and deductions	(35,073)	(30,149)	(121,117)	(98,066)	(6,722)
Transfers—surrenders	(7,232)	(5,093)	(93,712)	(25,840)	(3,482)
Transfers—other	(1,856)	(1,966)	41,633	(5,767)	8

Net Increase in Net Assets Derived from Policy Transactions	70,688	21,182	229,888	1,315,321	107,797

NET INCREASE (DECREASE) IN NET ASSETS	(55,710)	48,929	(858,797)	1,335,174	73,767

NET ASSETS
Beginning of Year or Period	213,578	164,649	2,112,392	777,218	—

End of Year or Period	$157,868	$213,578	$1,253,595	$2,112,392	$73,767

	International Small-Cap		Equity Index		Small-Cap Index

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,488	$805	$25,295	$27,224	$17,447	$13,891
Realized gain (loss)	(6,101)	45	37,833	12,014	45,835	(807)
Change in unrealized appreciation (depreciation) on investments	(54,877)	1,002	(631,566)	37,642	(398,583)	(33,981)

Net Increase (Decrease) in Net Assets Resulting from Operations	(58,490)	1,852	(568,438)	76,880	(335,301)	(20,897)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	23,566	9,229	165,759	248,756	138,310	194,619
Transfers between variable and fixed accounts, net	59,502	18,592	95,614	(9,125)	(72,362)	7,665
Transfers—policy charges and deductions	(12,295)	(7,393)	(127,628)	(123,296)	(106,031)	(114,337)
Transfers—surrenders	(4,209)	(1,449)	(129,968)	(18,657)	(79,507)	(26,022)
Transfers—other	63	83	73,722	(194,362)	45,011	(3,884)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	66,627	19,062	77,499	(96,684)	(74,579)	58,041

NET INCREASE (DECREASE) IN NET ASSETS	8,137	20,914	(490,939)	(19,804)	(409,880)	37,144

NET ASSETS
Beginning of Year	73,627	52,713	1,450,049	1,469,853	1,019,838	982,694

End of Year	$81,764	$73,627	$959,110	$1,450,049	$609,958	$1,019,838

(1)	Formerly named Fasciano Small Equity Variable Account.

(2)	Operations commenced during 2008 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Diversified Research		Equity		American Funds Growth-Income
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,994	$2,714	$624	$305	$6,670	$5,819
Realized gain (loss)	44,880	956	11,093	62	9,100	(21)
Change in unrealized appreciation (depreciation) on investments	(203,625)	1,268	(68,932)	4,615	(213,146)	12,326

Net Increase (Decrease) in Net Assets Resulting from Operations	(154,751)	4,938	(57,215)	4,982	(197,376)	18,124

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	82,458	52,135	19,916	13,658	103,292	103,335
Transfers between variable and fixed accounts, net	4,275	(3,711)	9,429	60,316	51,506	38,504
Transfers—policy charges and deductions	(36,625)	(36,068)	(17,492)	(14,522)	(52,996)	(46,014)
Transfers—surrenders	(7,084)	(5,336)	(537)	—	(17,353)	(24,700)
Transfers—other	(369)	512	(6,128)	(900)	(646)	(1,678)

Net Increase in Net Assets Derived from Policy Transactions	42,655	7,532	5,188	58,552	83,803	69,447

NET INCREASE (DECREASE) IN NET ASSETS	(112,096)	12,470	(52,027)	63,534	(113,573)	87,571

NET ASSETS
Beginning of Year	360,974	348,504	133,780	70,246	471,564	383,993

End of Year	$248,878	$360,974	$81,753	$133,780	$357,991	$471,564

	American Funds Growth		Large-Cap Value		Technology

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,207	$1,162	$40,118	$30,185	$188	$104
Realized gain	39,438	1,482	47,382	2,306	33,061	753
Change in unrealized appreciation (depreciation) on investments	(217,262)	22,507	(997,673)	49,995	(156,913)	42,269

Net Increase (Decrease) in Net Assets Resulting from Operations	(175,617)	25,151	(910,173)	82,486	(123,664)	43,126

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	94,295	80,248	171,495	163,043	32,002	38,467
Transfers between variable and fixed accounts, net	157,316	11,271	165,528	273,946	7,990	565
Transfers—policy charges and deductions	(46,347)	(33,466)	(150,947)	(144,978)	(27,748)	(29,275)
Transfers—surrenders	(11,597)	(4,389)	(103,860)	(62,679)	(5,540)	(7,937)
Transfers—other	(10,503)	(2,768)	47,282	(12,546)	4,596	3,195

Net Increase in Net Assets Derived from Policy Transactions	183,164	50,896	129,498	216,786	11,300	5,015

NET INCREASE (DECREASE) IN NET ASSETS	7,547	76,047	(780,675)	299,272	(112,364)	48,141

NET ASSETS
Beginning of Year	269,006	192,959	2,513,089	2,213,817	230,982	182,841

End of Year	$276,553	$269,006	$1,732,414	$2,513,089	$118,618	$230,982

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
				Year/Period
	Year Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Short Duration Bond		Floating Rate Loan(1)		Diversified Bond
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$20,766	$22,289	$3,787	$2,016	$8,475	$5,408
Realized loss	(5,803)	(2,048)	(4,778)	(63)	(8,247)	(52)
Change in unrealized appreciation (depreciation) on investments	(44,162)	1,312	(18,862)	(2,876)	(16,878)	(4,771)

Net Increase (Decrease) in Net Assets Resulting from Operations	(29,199)	21,553	(19,853)	(923)	(16,650)	585

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	76,397	105,829	12,514	2,444	39,842	16,849
Transfers between variable and fixed accounts, net	42,601	(21,621)	18,163	50,966	83,768	75,049
Transfers—policy charges and deductions	(48,408)	(41,571)	(7,063)	(3,266)	(22,603)	(12,474)
Transfers—surrenders	(70,588)	(4,854)	(5,498)	(131)	(12,615)	(1,028)
Transfers—other	43,488	(1,330)	(97)	—	(2,533)	(1,322)

Net Increase in Net Assets Derived from Policy Transactions	43,490	36,453	18,019	50,013	85,859	77,074

NET INCREASE (DECREASE) IN NET ASSETS	14,291	58,006	(1,834)	49,090	69,209	77,659

NET ASSETS
Beginning of Year or Period	508,497	450,491	49,090	—	138,654	60,995

End of Year or Period	$522,788	$508,497	$47,256	$49,090	$207,863	$138,654

	Growth LT		Focused 30		Health Sciences

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,984	$2,614	$102	$892	$18,359	$—
Realized gain (loss)	63,098	3,938	(4,732)	8,897	188,503	21,089
Change in unrealized appreciation (depreciation) on investments	(341,545)	78,988	(153,753)	50,040	(681,524)	192,622

Net Increase (Decrease) in Net Assets Resulting from Operations	(275,463)	85,540	(158,383)	59,829	(474,662)	213,711

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	83,728	108,546	34,880	22,134	71,922	81,851
Transfers between variable and fixed accounts, net	74,265	(28,186)	51,594	31,065	(5,455)	1,218,230
Transfers—policy charges and deductions	(68,621)	(62,900)	(24,879)	(31,817)	(79,280)	(62,108)
Transfers—surrenders	(7,608)	(21,609)	(9,730)	(1,270)	(15,692)	(168,538)
Transfers—other	(1,305)	(2,583)	(3,137)	(1,780)	(23,670)	(7,493)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	80,459	(6,732)	48,728	18,332	(52,175)	1,061,942

NET INCREASE (DECREASE) IN NET ASSETS	(195,004)	78,808	(109,655)	78,161	(526,837)	1,275,653

NET ASSETS
Beginning of Year	608,313	529,505	270,372	192,211	1,709,093	433,440

End of Year	$413,309	$608,313	$160,717	$270,372	$1,182,256	$1,709,093

(1)	Operations commenced on May 4, 2007.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Mid-Cap Equity (1)		Large-Cap Growth		International Large-Cap

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$21,416	$11,276	$—	$—	$24,456	$19,047
Realized gain	163,341	87,658	391,771	3,212	223,851	198,983
Change in unrealized appreciation (depreciation) on investments	(784,274)	(72,472)	(1,563,711)	379,959	(699,452)	(110,609)

Net Increase (Decrease) in Net Assets Resulting from Operations	(599,517)	26,462	(1,171,940)	383,171	(451,145)	107,421

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	219,850	192,752	109,179	173,051	155,991	195,822
Transfers between variable and fixed accounts, net	96,630	(1,023,653)	95,611	369,074	102,572	(76,309)
Transfers—policy charges and deductions	(146,382)	(157,396)	(101,858)	(98,201)	(111,647)	(112,859)
Transfers—surrenders	(24,285)	(33,749)	(24,879)	(30,094)	(81,648)	(21,750)
Transfers—other	(12,873)	(4,260)	(2,614)	(802)	35,021	(4,117)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	132,940	(1,026,306)	75,439	413,028	100,289	(19,213)

NET INCREASE (DECREASE) IN NET ASSETS	(466,577)	(999,844)	(1,096,501)	796,199	(350,856)	88,208

NET ASSETS
Beginning of Year	1,424,978	2,424,822	2,270,063	1,473,864	1,204,779	1,116,571

End of Year	$958,401	$1,424,978	$1,173,562	$2,270,063	$853,923	$1,204,779

	Small-Cap Value		Multi-Strategy		Main Street Core

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,275	$9,662	$471	$10,888	$13,497	$12,390
Realized gain (loss)	27,520	(2,847)	20,277	(42)	86,193	616
Change in unrealized appreciation (depreciation) on investments	(164,622)	4,111	(189,301)	3,356	(525,356)	23,489

Net Increase (Decrease) in Net Assets Resulting from Operations	(126,827)	10,926	(168,553)	14,202	(425,666)	36,495

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	87,058	73,437	39,334	57,543	131,036	114,637
Transfers between variable and fixed accounts, net	(31,306)	23,773	1,676	17,731	53,462	225,390
Transfers—policy charges and deductions	(43,960)	(42,011)	(28,833)	(28,238)	(90,790)	(85,855)
Transfers—surrenders	(66,156)	(2,615)	(3,201)	(2,910)	(21,288)	(63,460)
Transfers—other	38,942	(5,577)	566	(3,261)	14,585	(448)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(15,422)	47,007	9,542	40,865	87,005	190,264

NET INCREASE (DECREASE) IN NET ASSETS	(142,249)	57,933	(159,011)	55,067	(338,661)	226,759

NET ASSETS
Beginning of Year	466,042	408,109	367,803	312,736	1,034,629	807,870

End of Year	$323,793	$466,042	$208,792	$367,803	$695,968	$1,034,629

(1)	Formerly named Mid-Cap Value Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Emerging Markets		Money Market		High Yield Bond

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$14,206	$13,881	$24,554	$49,388	$35,116	$33,326
Realized gain (loss)	142,202	993,273	889	251	(13,827)	(1,971)
Change in unrealized depreciation on investments	(657,937)	(453,598)	(741)	(41)	(121,943)	(21,204)

Net Increase (Decrease) in Net Assets Resulting from Operations	(501,529)	553,556	24,702	49,598	(100,654)	10,151

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	113,865	92,356	3,038,682	1,466,635	74,843	79,030
Transfers between variable and fixed accounts, net	105,197	(1,952,486)	(2,487,129)	(1,126,550)	6,995	8,127
Transfers—policy charges and deductions	(73,469)	(85,511)	(164,977)	(314,094)	(57,988)	(51,384)
Transfers—surrenders	(45,474)	(20,079)	(100)	(2,820)	(70,853)	(2,608)
Transfers—other	19,774	2,249	(26,606)	(30,178)	48,821	56

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	119,893	(1,963,471)	359,870	(7,007)	1,818	33,221

NET INCREASE (DECREASE) IN NET ASSETS	(381,636)	(1,409,915)	384,572	42,591	(98,836)	43,372

NET ASSETS
Beginning of Year	961,431	2,371,346	1,006,243	963,652	439,461	396,089

End of Year	$579,795	$961,431	$1,390,815	$1,006,243	$340,625	$439,461

	Managed Bond		Inflation Managed		Comstock

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$68,611	$63,314	$29,190	$36,551	$12,080	$8,315
Realized gain (loss)	5,163	131	(23,619)	(6,996)	(7,868)	(2,881)
Change in unrealized appreciation (depreciation) on investments	(103,741)	55,941	(118,777)	55,696	(248,161)	(27,592)

Net Increase (Decrease) in Net Assets Resulting from Operations	(29,967)	119,386	(113,206)	85,251	(243,949)	(22,158)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	189,584	228,323	176,763	123,005	109,919	125,072
Transfers between variable and fixed accounts, net	5,644	40,626	133,449	49,737	61,786	74,008
Transfers—policy charges and deductions	(166,865)	(141,596)	(124,181)	(93,507)	(66,705)	(61,937)
Transfers—surrenders	(31,872)	(55,268)	(91,478)	(9,709)	(21,577)	(6,103)
Transfers—other	(219)	(6,892)	35,718	(8,749)	(5,474)	1,661

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,728)	65,193	130,271	60,777	77,949	132,701

NET INCREASE (DECREASE) IN NET ASSETS	(33,695)	184,579	17,065	146,028	(166,000)	110,543

NET ASSETS
Beginning of Year	1,489,953	1,305,374	932,715	786,687	588,126	477,583

End of Year	$1,456,258	$1,489,953	$949,780	$932,715	$422,126	$588,126

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Mid-Cap Growth		Real Estate		Small-Cap Equity (1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,791	$7,437	$26,502	$9,521	$444	$74
Realized gain (loss)	180,778	1,592	189,215	134,210	(685)	(26)
Change in unrealized appreciation (depreciation) on investments	(1,049,875)	200,742	(514,006)	(417,327)	(22,574)	872

Net Increase (Decrease) in Net Assets Resulting from Operations	(867,306)	209,771	(298,289)	(273,596)	(22,815)	920

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	77,292	64,124	92,658	85,405	16,221	6,029
Transfers between variable and fixed accounts, net	15,624	1,242,317	11,962	(1,189,567)	52,360	20,011
Transfers—policy charges and deductions	(84,770)	(67,449)	(65,275)	(87,205)	(9,739)	(4,164)
Transfers—surrenders	(29,102)	(8,362)	(9,948)	(6,461)	(2,080)	(984)
Transfers—other	(5,571)	(1,931)	(559)	(2,727)	82	27

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(26,527)	1,228,699	28,838	(1,200,555)	56,844	20,919

NET INCREASE (DECREASE) IN NET ASSETS	(893,833)	1,438,470	(269,451)	(1,474,151)	34,029	21,839

NET ASSETS
Beginning of Year	1,820,545	382,075	741,004	2,215,155	37,507	15,668

End of Year	$926,712	$1,820,545	$471,553	$741,004	$71,536	$37,507

	I (2)	II		III

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$297	$3	$52	$—	$—
Realized gain (loss)	337	(12)	1,065	87	807
Change in unrealized appreciation (depreciation) on investments	(2,313)	(7,719)	1,641	(5,524)	149

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,679)	(7,728)	2,758	(5,437)	956

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	3,652	—	—	3,371	—
Transfers between variable and fixed accounts, net	5,134	1,482	—	4,853	—
Transfers—policy charges and deductions	(821)	(745)	(362)	(1,021)	(232)
Transfers—surrenders	—	—	—	—	—
Transfers—other	6	(14)	—	(13)	—

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	7,971	723	(362)	7,190	(232)

NET INCREASE (DECREASE) IN NET ASSETS	6,292	(7,005)	2,396	1,753	724

NET ASSETS
Beginning of Year or Period	—	14,857	12,461	8,780	8,056

End of Year or Period	$6,292	$7,852	$14,857	$10,533	$8,780

(1)	Formerly named VN Small-Cap Value Variable Account.

(2)	Operations commenced during 2008 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
			Year/Period		Year/Period
	Year Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
			BlackRock Basic Value		BlackRock Global Allocation
	V		V.I. Class III		V.I. Class III

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6	$84	$506	$135	$2,875	$1,235
Realized gain (loss)	150	1,044	(1,313)	1,269	(6,703)	2,284
Change in unrealized appreciation (depreciation) on investments	(4,944)	(447)	(7,442)	(1,741)	(16,306)	2,192

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,788)	681	(8,249)	(337)	(20,134)	5,711

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	—	—	3,783	5,061	15,604	5,585
Transfers between variable and fixed accounts, net	1,482	—	14,468	4,098	86,397	10,652
Transfers—policy charges and deductions	(781)	(347)	(2,531)	(1,206)	(12,932)	(7,916)
Transfers—surrenders	—	—	—	—	—	—
Transfers—other	(11)	—	(4)	—	(3,526)	—

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	690	(347)	15,716	7,953	85,543	8,321

NET INCREASE (DECREASE) IN NET ASSETS	(4,098)	334	7,467	7,616	65,409	14,032

NET ASSETS
Beginning of Year	12,831	12,497	10,069	2,453	42,559	28,527

End of Year	$8,733	$12,831	$17,536	$10,069	$107,968	$42,559

	Fidelity VIP Contrafund		Fidelity VIP Freedom 2020		Fidelity VIP Freedom 2030
	Service Class 2		Service Class 2 (1)		Service Class 2 (1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,322	$2,168	$766		$150
Realized gain (loss)	(33,951)	73,431	917		274
Change in unrealized appreciation (depreciation) on investments	(111,284)	(35,124)	607		(359)

Net Increase (Decrease) in Net Assets Resulting from Operations	(142,913)	40,475	2,290		65

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	40,537	36,200	2,290		—
Transfers between variable and fixed accounts, net	38,705	75,835	65,600		5,421
Transfers—policy charges and deductions	(33,839)	(35,766)	(391)		(297)
Transfers—surrenders	(1,456)	(1,923)	—		—
Transfers—other	(3,488)	251	(3)		—

Net Increase in Net Assets Derived from Policy Transactions	40,459	74,597	67,496		5,124

NET INCREASE (DECREASE) IN NET ASSETS	(102,454)	115,072	69,786		5,189

NET ASSETS
Beginning of Year or Periods	306,229	191,157	—		—

End of Year or Periods	$203,775	$306,229	$69,786		$5,189

(1)	Operations commenced during 2008 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
		Year/Period		Year/Period		Year/Period
	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Fidelity VIP Growth		Fidelity VIP Mid Cap		Fidelity VIP Value Strategies
	Service Class 2		Service Class 2		Service Class 2

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$98	$33	$306	$494	$39	$22
Realized gain (loss)	(318)	38	12,434	6,437	240	114
Change in unrealized appreciation (depreciation) on investments	(8,239)	2,947	(70,300)	5,133	(4,080)	(218)

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,459)	3,018	(57,560)	12,064	(3,801)	(82)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	2,978	5,635	17,898	19,339	3,659	2,343
Transfers between variable and fixed accounts, net	2,486	5,599	10,216	53,907	15	5,106
Transfers—policy charges and deductions	(2,515)	(2,183)	(11,696)	(11,414)	(1,897)	(1,355)
Transfers—surrenders	—	—	(225)	(1,059)	—	—
Transfers—other	44	(320)	79	(1,971)	—	3

Net Increase in Net Assets Derived from Policy Transactions	2,993	8,731	16,272	58,802	1,777	6,097

NET INCREASE (DECREASE) IN NET ASSETS	(5,466)	11,749	(41,288)	70,866	(2,024)	6,015

NET ASSETS
Beginning of Year	16,166	4,417	135,747	64,881	6,356	341

End of Year	$10,700	$16,166	$94,459	$135,747	$4,332	$6,356

	International Growth		INTECH Risk-Managed Core		Mid Cap Growth
	Service Class (1)		Service Class (2)		Service Class (2)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment Income	$962	$124	$26	$11	$22	$1
Realized gain (loss)	11,806	3	(27)	5	1,651	9
Change in unrealized appreciation (depreciation) on investments	(73,773)	1,859	(1,447)	108	(18,250)	234

Net Increase (Decrease) in Net Assets Resulting from Operations	(61,005)	1,986	(1,448)	124	(16,577)	244

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	1,865	54	2,248	749	2,264	749
Transfers between variable and fixed accounts, net	67,196	60,842	—	2,810	35,279	2,809
Transfers—policy charges and deductions	(4,228)	(500)	(1,043)	(423)	(1,691)	(431)
Transfers—surrenders	—	—	—	—	—	—
Transfers—other	572	—	(1)	—	1	—

Net Increase in Net Assets Derived from Policy Transactions	65,405	60,396	1,204	3,136	35,853	3,127

NET INCREASE (DECREASE) IN NET ASSETS	4,400	62,382	(244)	3,260	19,276	3,371

NET ASSETS
Beginning of Year or Periods	62,382	—	3,260	—	3,371	—

End of Year or Periods	$66,782	$62,382	$3,016	$3,260	$22,647	$3,371

(1)	Operations commenced on May 2, 2007.

(2)	Operations commenced on August 27, 2007.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
		Year/Period			Year/Period
	Periods Ended	Ended	Year Ended	Year Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2008	2007	2008	2007
	Legg Mason Partners Variable	MFS New Discovery Series		MFS Utilities Series
	Mid Cap Core - Class II (1)	Service Class (1)		Service Class (2)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—		$1,538	$—
Realized gain (loss)	(13)	(2,248)		16,375	5
Change in unrealized appreciation (depreciation) on investments	(109)	(1,524)		(70,717)	4,069

Net Increase (Decrease) in Net Assets Resulting from Operations	(122)	(3,772)		(52,804)	4,074

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	207	—		6,363	14
Transfers between variable and fixed accounts, net	2,347	7,011		83,876	70,054
Transfers—policy charges and deductions	(84)	(276)		(5,634)	(578)
Transfers—surrenders	—	—		—	—
Transfers—other	1	1		463	—

Net Increase in Net Assets Derived from Policy Transactions	2,471	6,736		85,068	69,490

NET INCREASE IN NET ASSETS	2,349	2,964		32,264	73,564

NET ASSETS
Beginning of Year or Periods	—	—		73,564	—

End of Year or Periods	$2,349	$2,964		$105,828	$73,564

		T. Rowe Price		T. Rowe Price
	NACM Small Cap (1), (3)	Blue Chip Growth - II		Equity Income - II

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$107	$58	$1,774	$1,302
Realized gain (loss)	1,179	(1,942)	1,638	(17,682)	5,064
Change in unrealized appreciation (depreciation) on investments	(5,238)	(42,114)	4,326	(18,571)	(7,764)

Net Increase (Decrease) in Net Assets resulting from Operations	(4,059)	(43,949)	6,022	(34,479)	(1,398)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	7,136	21,947	14,315	20,455	8,174
Transfers between variable and fixed accounts, net	9,332	35,463	9,490	(9,602)	77,789
Transfers—policy charges and deductions	(742)	(8,892)	(6,361)	(14,693)	(13,998)
Transfers—surrenders	—	—	—	—	—
Transfers—other	7	(13)	10	84	(321)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	15,733	48,505	17,454	(3,756)	71,644

NET INCREASE (DECREASE) IN NET ASSETS	11,674	4,556	23,476	(38,235)	70,246

NET ASSETS
Beginning of Year or Period	—	68,021	44,545	100,720	30,474

End of Year or Period	$11,674	$72,577	$68,021	$62,485	$100,720

(1)	Operations commenced during 2008 (See Note 1 to Financial Statements).

(2)	Operations commenced on May 2, 2007.

(3)	Formerly named OpCap Small Cap Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Account
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007
	Van Eck
	Worldwide Hard Assets

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$555	$84
Realized gain	19,974	7,794
Change in unrealized appreciation (depreciation) on investments	(143,566)	34,808

Net Increase (Decrease) in Net Assets Resulting from Operations	(123,037)	42,686

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	45,301	33,330
Transfers between variable and fixed accounts, net	93,381	64,225
Transfers—policy charges and deductions	(32,133)	(18,916)
Transfers—surrenders	(2,996)	(208)
Transfers—other	(10,174)	1,639

Net Increase in Net Assets Derived from Policy Transactions	93,379	80,070

NET INCREASE (DECREASE) IN NET ASSETS	(29,658)	122,756

NET ASSETS
Beginning of Year	182,364	59,608

End of Year	$152,706	$182,364

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
     A summary of accumulation unit values (“AUV”), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for each year or period ended December 31 are presented in the table below. The ratio of expenses to average daily net assets is 0.00% for all Variable Accounts.

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Small-Cap Growth (3)
2008	$5.42	29,129	$157,868	0.00%	(47.11%)
2007	10.25	20,842	213,578	0.00%	15.10%
2006	8.90	18,493	164,649	0.26%	5.07%
2005	8.47	18,081	153,212	0.22%	2.66%
2004	8.25	15,051	124,236	0.69%	18.94%

International Value
2008	$7.40	169,416	$1,253,595	3.08%	(47.78%)
2007	14.17	149,065	2,112,392	2.92%	6.24%
2006	13.34	58,270	777,218	1.65%	25.69%
2005	10.61	56,589	600,536	1.84%	9.43%
2004	9.70	52,487	509,010	1.54%	16.42%

Long/Short Large-Cap (4)
05/02/2008 - 12/31/2008	$6.60	11,175	$73,767	1.08%	(35.04%)

International Small-Cap
2008	$5.54	14,750	$81,764	2.74%	(47.84%)
2007	10.63	6,928	73,627	1.27%	4.73%
05/05/2006 - 12/31/2006	10.15	5,195	52,713	0.21%	1.47%

Equity Index
2008	$7.11	134,873	$959,110	2.00%	(37.35%)
2007	11.35	127,748	1,450,049	1.87%	5.23%
2006	10.79	136,263	1,469,853	1.80%	15.52%
2005	9.34	135,236	1,262,812	1.63%	4.67%
2004	8.92	100,338	895,158	1.95%	10.58%

Small-Cap Index
2008	$10.79	56,553	$609,958	2.01%	(35.03%)
2007	16.60	61,433	1,019,838	1.29%	(2.02%)
2006	16.94	58,003	982,694	1.44%	17.79%
2005	14.38	75,470	1,085,555	0.47%	4.38%
2004	13.78	60,351	831,677	0.86%	17.76%

Diversified Research
2008	$8.39	29,649	$248,878	1.19%	(39.07%)
2007	13.78	26,203	360,974	0.74%	1.19%
2006	13.61	25,599	348,504	0.69%	11.97%
2005	12.16	23,907	290,676	0.43%	5.24%
2004	11.55	25,653	296,377	1.18%	11.20%

Equity
2008	$4.92	16,611	$81,753	0.54%	(41.12%)
2007	8.36	16,004	133,780	0.26%	6.27%
2006	7.87	8,931	70,246	0.38%	8.65%
2005	7.24	11,104	80,390	0.30%	6.53%
2004	6.80	8,390	57,019	0.88%	5.14%

American Funds Growth-Income
2008	$8.09	44,237	$357,991	1.51%	(38.08%)
2007	13.07	36,082	471,564	1.33%	4.66%
2006	12.49	30,749	383,993	1.69%	14.77%
05/06/2005 - 12/31/2005	10.88	6,216	67,632	1.87%	8.80%

American Funds Growth
2008	$8.08	34,210	$276,553	0.73%	(44.19%)
2007	14.48	18,573	269,006	0.50%	11.93%
2006	12.94	14,912	192,959	0.57%	9.81%
05/06/2005 - 12/31/2005	11.78	7,752	91,353	0.77%	17.84%

Large-Cap Value
2008	$9.17	188,843	$1,732,414	1.84%	(34.80%)
2007	14.07	178,620	2,513,089	1.26%	3.54%
2006	13.59	162,919	2,213,817	1.54%	17.58%
2005	11.56	83,243	962,041	1.32%	6.16%
2004	10.89	93,768	1,020,835	1.57%	9.93%

Technology
2008	$4.56	26,008	$118,618	0.10%	(51.64%)
2007	9.43	24,493	230,982	0.05%	23.03%
2006	7.66	23,854	182,841	0.00%	9.34%
2005	7.01	21,854	153,195	0.00%	21.71%
2004	5.76	38,170	219,838	0.00%	3.66%

See Notes to Financial Statements	See explanation of references on page 23

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Short Duration Bond
2008	$10.73	48,726	$522,788	3.81%	(5.09%)
2007	11.31	44,980	508,497	4.53%	4.47%
2006	10.82	41,628	450,491	4.13%	4.27%
2005	10.38	38,525	399,849	3.09%	1.57%
2004	10.22	23,803	243,218	2.53%	1.21%

Floating Rate Loan
2008	$6.94	6,810	$47,256	7.11%	(29.28%)
05/04/2007 - 12/31/2007	9.81	5,003	49,090	6.30%	(1.89%)

Diversified Bond
2008	$9.81	21,181	$207,863	4.40%	(7.80%)
2007	10.64	13,026	138,654	4.99%	1.32%
05/05/2006 - 12/31/2006	10.51	5,806	60,995	4.63%	5.06%

Growth LT
2008	$4.77	86,675	$413,309	0.55%	(40.95%)
2007	8.08	75,327	608,313	0.44%	15.63%
2006	6.98	75,815	529,505	0.62%	9.72%
2005	6.37	75,437	480,202	0.26%	7.68%
2004	5.91	67,197	397,256	0.00%	10.40%

Focused 30
2008	$11.50	13,974	$160,717	0.04%	(50.14%)
2007	23.07	11,721	270,372	0.40%	31.84%
2006	17.50	10,986	192,211	0.07%	23.71%
2005	14.14	12,174	172,168	0.86%	22.07%
2004	11.59	13,742	159,208	0.07%	14.85%

Health Sciences
2008	$11.08	106,666	$1,182,256	1.23%	(28.16%)
2007	15.43	110,774	1,709,093	0.00%	16.47%
2006	13.25	32,721	433,440	0.00%	8.11%
2005	12.25	33,707	413,016	0.00%	15.28%
2004	10.63	27,013	287,112	0.00%	7.54%

Mid-Cap Equity (5)
2008	$12.53	76,504	$958,401	1.65%	(39.00%)
2007	20.54	69,388	1,424,978	0.52%	(2.15%)
2006	20.99	115,535	2,424,822	0.71%	14.97%
2005	18.25	103,278	1,885,331	0.59%	8.87%
2004	16.77	85,986	1,441,834	0.44%	25.08%

Large-Cap Growth (6)
2008	$5.00	234,734	$1,173,562	0.00%	(50.47%)
2007	10.09	224,870	2,270,063	0.00%	21.63%
2006	8.30	177,578	1,473,864	0.21%	(3.82%)
2005	8.63	153,517	1,324,721	0.40%	2.94%
2004	8.38	121,939	1,022,175	0.74%	4.65%

International Large-Cap
2008	$9.70	88,042	$853,923	2.27%	(35.35%)
2007	15.00	80,303	1,204,779	1.59%	9.26%
2006	13.73	81,318	1,116,571	2.85%	27.00%
2005	10.81	74,899	809,767	0.86%	12.70%
2004	9.59	69,006	662,002	1.17%	18.61%

Small-Cap Value
2008	$15.91	20,353	$323,793	2.51%	(28.23%)
2007	22.16	21,026	466,042	2.12%	3.14%
2006	21.49	18,990	408,109	2.43%	19.75%
2005	17.95	15,952	286,278	1.46%	13.65%
2004	15.79	12,114	191,288	2.36%	24.41%

Multi-Strategy
2008	$7.55	27,649	$208,792	0.15%	(44.98%)
2007	13.73	26,797	367,803	3.08%	4.34%
2006	13.15	23,774	312,736	2.62%	11.68%
2005	11.78	25,856	304,541	2.37%	3.78%
2004	11.35	23,275	264,157	1.91%	9.81%

Main Street Core
2008	$7.00	99,397	$695,968	1.49%	(38.87%)
2007	11.45	90,329	1,034,629	1.23%	4.40%
2006	10.97	73,634	807,870	1.28%	15.18%
2005	9.53	75,919	723,179	1.23%	5.99%
2004	8.99	64,810	582,475	1.42%	9.54%

See Notes to Financial Statements	See explanation of references on page 23

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Emerging Markets
2008	$20.13	28,796	$579,795	1.68%	(47.68%)
2007	38.49	24,981	961,431	0.74%	33.09%
2006	28.92	82,005	2,371,346	0.79%	24.40%
2005	23.25	80,490	1,871,038	1.09%	41.47%
2004	16.43	65,953	1,083,699	2.16%	34.62%

Money Market
2008	$12.70	109,491	$1,390,815	2.30%	2.36%
2007	12.41	81,086	1,006,243	4.85%	4.99%
2006	11.82	81,529	963,652	4.52%	4.69%
2005	11.29	183,854	2,075,751	2.80%	2.82%
2004	10.98	77,000	845,491	0.87%	1.01%

High Yield Bond
2008	$11.10	30,679	$340,625	8.35%	(22.20%)
2007	14.27	30,794	439,461	7.62%	2.44%
2006	13.93	28,433	396,089	7.39%	9.42%
2005	12.73	28,860	367,414	7.02%	2.37%
2004	12.44	32,871	408,790	7.23%	9.42%

Managed Bond
2008	$15.75	92,481	$1,456,258	4.50%	(1.71%)
2007	16.02	93,005	1,489,953	4.45%	8.53%
2006	14.76	88,435	1,305,374	4.04%	4.81%
2005	14.08	90,148	1,269,619	3.41%	2.63%
2004	13.72	70,185	963,082	3.02%	5.38%

Inflation Managed
2008	$14.97	63,457	$949,780	2.83%	(9.34%)
2007	16.51	56,496	932,715	4.28%	10.14%
2006	14.99	52,482	786,687	3.95%	0.52%
2005	14.91	55,364	825,601	3.12%	2.54%
2004	14.54	45,183	657,071	0.92%	8.90%

Comstock
2008	$7.75	54,466	$422,126	2.15%	(36.79%)
2007	12.26	47,965	588,126	1.40%	(3.01%)
2006	12.64	37,776	477,583	1.62%	16.33%
2005	10.87	30,445	330,856	1.72%	4.36%
2004	10.41	19,219	200,129	1.39%	17.17%

Mid-Cap Growth
2008	$6.20	149,415	$926,712	0.12%	(48.36%)
2007	12.01	151,580	1,820,545	0.76%	22.92%
2006	9.77	39,102	382,075	0.27%	8.93%
2005	8.97	20,236	181,517	0.00%	17.90%
2004	7.61	18,906	143,842	0.00%	21.59%

Real Estate
2008	$17.33	27,216	$471,553	3.78%	(39.99%)
2007	28.87	25,666	741,004	0.57%	(16.16%)
2006	34.44	64,328	2,215,155	3.19%	38.06%
2005	24.94	58,336	1,455,017	0.96%	16.79%
2004	21.36	52,194	1,114,695	3.04%	37.62%

Small-Cap Equity (7)
2008	$10.56	6,775	$71,536	0.66%	(26.11%)
2007	14.29	2,625	37,507	0.27%	6.04%
2006	13.48	1,163	15,668	0.77%	18.68%
05/06/2005 - 12/31/2005	11.36	782	8,885	1.11%	13.56%

I (4)
04/28/2008 - 12/31/2008	$7.25	868	$6,292	9.55%	(36.65%)

II
2008	$8.75	897	$7,852	0.02%	(48.97%)
2007	17.15	866	14,857	0.39%	22.43%
2006	14.01	889	12,461	0.60%	8.52%
2005	12.91	916	11,825	0.43%	13.92%
10/19/2004 - 12/31/2004	11.33	945	10,713	1.24%	13.33%

III
2008	$9.79	1,075	$10,533	0.00%	(42.03%)
2007	16.89	520	8,780	0.00%	11.92%
2006	15.10	534	8,056	0.00%	16.35%
2005	12.98	550	7,130	0.00%	15.13%
10/19/2004 - 12/31/2004	11.27	567	6,392	0.00%	12.70%

See Notes to Financial Statements	See explanation of references on page 23

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

V
2008	$9.71	900	$8,733	0.05%	(34.48%)
2007	14.81	866	12,831	0.64%	5.44%
2006	14.05	889	12,497	0.51%	13.89%
2005	12.34	916	11,299	0.63%	7.81%
10/19/2004 - 12/31/2004	11.44	945	10,816	2.68%	14.43%

BlackRock Basic Value V.I. Class III (8)
2008	$7.27	2,413	$17,536	3.39%	(36.91%)
2007	11.52	874	10,069	2.26%	1.53%
06/07/2006 - 12/31/2006	11.34	216	2,453	3.72%	13.44%

BlackRock Global Allocation V.I. Class III (8)
2008	$11.14	9,692	$107,968	3.64%	(19.67%)
2007	13.87	3,069	42,559	3.44%	16.75%
2006	11.88	2,402	28,527	4.18%	16.40%
11/29/2005 - 12/31/2005	10.20	458	4,675	See Note (9)	2.04%

Fidelity VIP Contrafund Service Class 2
2008	$8.19	24,889	$203,775	0.80%	(42.69%)
2007	14.29	21,435	306,229	0.85%	17.30%
2006	12.18	15,696	191,157	0.85%	11.43%
10/12/2005 - 12/31/2005	10.93	1,707	18,658	0.00%	9.29%

Fidelity VIP Freedom 2020 Service Class 2 (4)
12/01/2008 - 12/31/2008	$6.60	10,569	$69,786	See Note (9)	9.93%

Fidelity VIP Freedom 2030 Service Class 2 (4)
11/06/2008 - 12/31/2008	$6.03	860	$5,189	See Note (9)	0.31%

Fidelity VIP Growth Service Class 2
2008	$7.00	1,528	$10,700	0.73%	(47.31%)
2007	13.29	1,216	16,166	0.26%	26.66%
02/06/2006 - 12/31/2006	10.49	421	4,417	0.00%	4.94%

Fidelity VIP Mid Cap Service Class 2
2008	$7.79	12,120	$94,459	0.25%	(39.61%)
2007	12.90	10,519	135,747	0.57%	15.34%
2006	11.19	5,799	64,881	0.01%	12.40%
12/12/2005 - 12/31/2005	9.95	95	947	0.00%	(0.46%)

Fidelity VIP Value Strategies Service Class 2
2008	$5.74	755	$4,332	0.69%	(51.28%)
2007	11.79	539	6,356	0.47%	5.44%
02/10/2006 - 12/31/2006	11.18	31	341	0.00%	11.78%

International Growth Service Class
2008	$5.72	11,681	$66,782	1.13%	(52.23%)
05/02/2007 - 12/31/2007	11.97	5,213	62,382	0.71%	17.82%

INTECH Risk-Managed Core Service Class
2008	$6.41	471	$3,016	0.77%	(36.24%)
08/27/2007 - 12/31/2007	10.05	324	3,260	1.01%	4.41%

Mid Cap Growth Service Class
2008	$6.22	3,642	$22,647	0.10%	(43.86%)
08/27/2007 - 12/31/2007	11.08	304	3,371	0.09%	8.65%

Legg Mason Partners Variable Mid Cap Core — Class II (4)
06/23/2008 - 12/31/2008	$6.31	372	$2,349	0.00%	(34.32%)

MFS New Discovery Series Service Class (4)
07/17/2008 - 12/31/2008	$5.76	514	$2,964	0.00%	(33.97%)

MFS Utilities Series Service Class
2008	$6.93	15,280	$105,828	1.30%	(37.81%)
05/02/2007 - 12/31/2007	11.14	6,606	73,564	0.00%	10.21%

NACM Small Cap (4), (10)
03/17/2008 - 12/31/2008	$5.57	2,098	$11,674	0.00%	(32.23%)

T. Rowe Price Blue Chip Growth — II
2008	$6.99	10,376	$72,577	0.13%	(42.65%)
2007	12.20	5,577	68,021	0.12%	12.49%
2006	10.84	4,109	44,545	0.26%	9.33%
11/21/2005 - 12/31/2005	9.92	733	7,272	0.90%	(0.83%)

T. Rowe Price Equity Income — II
2008	$7.74	8,070	$62,485	1.98%	(36.26%)
2007	12.15	8,291	100,720	1.84%	3.03%
2006	11.79	2,585	30,474	1.65%	18.65%
11/29/2005 - 12/31/2005	9.94	158	1,574	5.23%	(0.62%)

See Notes to Financial Statements	See explanation of references on page 23

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Van Eck Worldwide Hard Assets
2008	$11.80	12,941	$152,706	0.25%	(46.12%)
2007	21.90	8,326	182,364	0.07%	45.36%
2006	15.07	3,956	59,608	0.01%	24.49%
10/20/2005 - 12/31/2005	12.10	492	5,957	0.00%	21.04%

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets. These ratios are before the deduction of mortality and expense risk (“M&E”) fees that are assessed against policyholder accounts. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The ratios for periods of less than one full year are annualized.

(2)	Total returns reflect changes in unit value of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any M&E fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns for periods of less than one full year are not annualized.

(3)	Prior to May 1, 2007, Small-Cap Growth Variable Account was named Fasciano Small Equity Variable Account, and prior to May 1, 2005, the variable account was named Aggressive Equity Variable Account.

(4)	Operations commenced during 2008 (See Note 1 to Financial Statements).

(5)	Prior to May 1, 2008, Mid-Cap Equity Variable Account was named Mid-Cap Value Variable Account.

(6)	Prior to January 1, 2006, Large-Cap Growth Variable Account was named Blue Chip Variable Account.

(7)	Prior to May 1, 2007, Small-Cap Equity Variable Account was named VN Small-Cap Value Variable Account.

(8)	Prior to October 1, 2006, BlackRock Basic Value V.I. Class III and BlackRock Global Allocation V.I. Class III Variable Accounts were named Mercury Basic Value V.I. Class III and Mercury Global Allocation V.I. Class III Variable Accounts, respectively.

(9)	Subsequent to its commencement of operations on November 29, 2005, the BlackRock Global Allocation V.I. Class III Variable Account received its annual investment income distribution. The annualized investment income ratio was 25.20%. Prior to annualization the ratio was 2.28%. Subsequent to its commencement of operations on December 1, 2008, the Fidelity VIP Freedom 2020 Service Class 2 Variable Account received its annual investment income distribution. The annualized investment income ratio was 42.33%. Prior to annualization the ratio was 3.59%. Subsequent to its commencement of operations on November 6, 2008, the Fidelity VIP Freedom 2030 Service Class 2 Variable Account received its annual investment income distribution. The annualized investment income ratio was 27.29%. Prior to annualization the ratio was 4.18%.

(10)	Prior to September 10, 2008, NACM Small Cap Variable Account was named OpCap Small Cap Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2008 is comprised of sixty-one subaccounts called Variable Accounts. The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund, M Fund, Inc., BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, MFS Variable Insurance Trust, Premier VIT, T. Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust (collectively, the “Funds”). Fifty-five of the sixty-one Variable Accounts are presented in the Schedule of Investments on page 1 of this brochure. The remaining six Variable Accounts (see below) had no investments as of December 31, 2008 and therefore are not presented in the Schedule of Investments.
     Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.
     The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) a new Variable Account named the Long/Short Large-Cap Variable Account that commenced operations on May 2, 2008.
     The following six Variable Accounts were organized prior to January 1, 2008 but commenced operations during the year:

Commenced
Variable Accounts	Operations on

I	April 28, 2008
Fidelity VIP Freedom 2020 Service Class 2	December 1, 2008
Fidelity VIP Freedom 2030 Service Class 2	November 6, 2008
Legg Mason Partners Variable Mid Cap Core — Class II	June 23, 2008
MFS New Discovery Series Service Class	July 17, 2008
NACM Small Cap	March 17, 2008
     There were no investments in the following five Variable Accounts as of December 31, 2008: Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, US Strategic Equity, and Legg Mason Partners Variable Aggressive Growth — Class II.
     On June 20, 2008, the net assets of the ETF 2010, ETF 2015, ETF 2020, ETF 2025, ETF 2030, and ETF 2040+ Portfolios of the XTF Advisors Trust, the underlying funds for the ETF 2010, ETF 2015, ETF 2020, ETF 2025, ETF 2030, and ETF 2040+ Variable Accounts, respectively, were liquidated. Because these variable accounts were liquidated prior to December 31, 2008, no other information for these variable accounts is presented in this report.
     The net assets of the Pacific Select Fund’s Concentrated Growth and Capital Opportunities Portfolios, the underlying portfolios for the Concentrated Growth and Capital Opportunities Variable Accounts, respectively, were transferred to the Pacific Select Fund’s Equity and Main Street Core Portfolios (the “Surviving Portfolios”), the underlying portfolios for the Equity and Main Street Core Variable Accounts, respectively, in exchange for shares of the Surviving Portfolios (the “Reorganization”). The Reorganization took place on April 30, 2007. In connection with the Reorganization, a total of 10,003 outstanding accumulation units (valued at $58,285) of the Concentrated Growth Variable Account were exchanged for 7,027 accumulation units with equal value of the Equity Variable Account; and a total of 20,888 outstanding accumulation units (valued at $226,949) of the Capital Opportunities Variable Account were exchanged for 19,733 accumulation units with equal value of the Main Street Core Variable Account.
     The Separate Account was established by Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”) on September 24, 1998 and commenced operations on August 15, 2000. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of PL&A. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of PL&A.
     The Separate Account funds individual flexible premium and last survivor flexible premium variable life insurance policies issued by PL&A. The assets of the Separate Account are carried at market value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
     A. Valuation of Investments and Fair Value Measurements
     Investments in shares of the Funds are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds are discussed in the notes to their financial statements.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
     The Separate Account adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), Fair Value Measurements, issued by the Financial Accounting Standards Board as of January 1, 2008. SFAS 157 clarifies the definition of fair value for financial reporting under U.S. GAAP, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Under SFAS 157, the Separate Account is required to characterize the value of its holdings as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical holdings
Level 2 — Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
Level 3 — Significant unobservable inputs that are not corroborated by observable market data
     The inputs or methodologies used for valuing the Separate Account’s holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2008, all of the Separate Account’s holdings as presented in the Schedule of Investments on page 1 of this brochure were characterized as Level 1 as defined in SFAS 157.
     B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Separate Account for its share of dividends are reinvested in additional full and fractional shares of the related Portfolios.
     C. Federal Income Taxes
     The operations of the Separate Account will be reported on the Federal income tax return of PL&A, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by PL&A with respect to the operations of the Separate Account. PL&A will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.
3. CHARGES AND EXPENSES
     With respect to variable life insurance policies funded by the Separate Account, PL&A makes certain deductions from premiums to help pay for costs of distributing the policies and to pay state and local premium taxes, any other taxes that may be imposed, and to compensate PL&A for certain costs or lost investment opportunities resulting from the amortization and delayed recognition of certain policy expenses for Federal income tax purposes. PL&A also makes certain deductions from the net assets of each Variable Account for charges for the mortality and expense risks and administrative expenses PL&A assumes, cost of insurance, charges for optional benefits and any withdrawal and surrender charges. The operating expenses of the Separate Account are paid by PL&A.
4. RELATED PARTY AGREEMENT
     Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
5. PURCHASES AND SALES OF INVESTMENTS
     The cost of purchases (excluding reinvestments of distributions) and proceeds from sales of investments for the year or periods ended December 31, 2008, were as follows:

Variable Accounts	Purchases	Sales

Small-Cap Growth	$110,484	$39,795
International Value	376,102	146,214
Long/Short Large-Cap (1)	111,200	3,404
International Small-Cap	83,573	16,945
Equity Index	199,553	122,054
Small-Cap Index	122,055	196,634
Diversified Research	111,781	69,127
Equity	37,263	32,075
American Funds Growth-Income	166,063	82,261
American Funds Growth	220,275	37,110
Large-Cap Value	293,319	163,821
Technology	45,589	34,289
Short Duration Bond	142,780	99,291
Floating Rate Loan	34,079	16,060
Diversified Bond	153,952	68,093
Growth LT	117,812	37,353
Focused 30	165,842	117,114
Health Sciences	142,184	194,359
Mid-Cap Equity (formerly named Mid-Cap Value)	317,647	184,707
Large-Cap Growth	163,074	87,634
International Large-Cap	213,977	113,692
Small-Cap Value	97,891	113,312
Multi-Strategy	26,838	17,299
Main Street Core	203,347	116,342
Emerging Markets	223,731	103,809
Money Market	2,472,774	2,112,904
High Yield Bond	72,783	70,966
Managed Bond	298,188	301,916
Inflation Managed	424,883	294,612
Comstock	217,477	139,527
Mid-Cap Growth	120,186	146,712
Real Estate	123,409	94,572
Small-Cap Equity	68,115	11,270
I (1)	8,792	821
II	1,468	745
III	8,211	1,021
V	1,471	781
BlackRock Basic Value V.I. Class III	17,983	2,268
BlackRock Global Allocation V.I. Class III	161,485	75,942
Fidelity VIP Contrafund Service Class 2	122,096	81,636
Fidelity VIP Freedom 2020 Service Class 2 (1)	67,645	148
Fidelity VIP Freedom 2030 Service Class 2 (1)	5,421	297
Fidelity VIP Growth Service Class 2	4,496	1,502
Fidelity VIP Mid Cap Service Class 2	36,759	20,487
Fidelity VIP Value Strategies Service Class 2	3,165	1,388
International Growth Service Class	69,070	3,664
INTECH Risk-Managed Core Service Class	2,248	1,043
Mid Cap Growth Service Class	37,125	1,273
Legg Mason Partners Variable Mid Cap Core — Class II (1)	2,529	59
MFS New Discovery Series Service Class (1)	11,152	4,417
MFS Utilities Series Service Class	96,476	11,408
NACM Small Cap (formerly named OpCap Small Cap) (1)	16,906	1,172
T. Rowe Price Blue Chip Growth — II	62,439	13,934
T. Rowe Price Equity Income — II	53,414	57,170
Van Eck Worldwide Hard Assets	135,736	42,357

(1)	Operations commenced during 2008 (See Note 1 to Financial Statements).

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
6. CHANGES IN UNITS OUTSTANDING
     The changes in units outstanding for the years or periods ended December 31, 2008 and 2007 were as follows:

	2008			2007
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Small-Cap Growth (formerly named Fasciano Small Equity)	16,047	(7,760)	8,287	8,892	(6,543)	2,349
International Value	42,873	(22,522)	20,351	105,073	(14,278)	90,795
Long/Short Large-Cap (1)	12,679	(1,504)	11,175
International Small-Cap	11,061	(3,239)	7,822	3,626	(1,893)	1,733
Equity Index	35,559	(28,434)	7,125	24,304	(32,819)	(8,515)
Small-Cap Index	15,553	(20,433)	(4,880)	16,574	(13,144)	3,430
Diversified Research	11,318	(7,872)	3,446	5,681	(5,077)	604
Equity	5,952	(5,345)	607	9,019	(1,946)	7,073
American Funds Growth-Income	19,381	(11,226)	8,155	12,575	(7,242)	5,333
American Funds Growth	22,708	(7,071)	15,637	10,445	(6,784)	3,661
Large-Cap Value	34,277	(24,054)	10,223	106,823	(91,122)	15,701
Technology	6,483	(4,968)	1,515	10,051	(9,412)	639
Short Duration Bond	18,362	(14,616)	3,746	13,509	(10,157)	3,352
Floating Rate Loan (2)	3,823	(2,016)	1,807	5,348	(345)	5,003
Diversified Bond	15,944	(7,789)	8,155	9,391	(2,171)	7,220
Growth LT	24,911	(13,563)	11,348	19,742	(20,230)	(488)
Focused 30	8,174	(5,921)	2,253	6,808	(6,073)	735
Health Sciences	11,441	(15,549)	(4,108)	95,239	(17,186)	78,053
Mid-Cap Equity (formerly named Mid-Cap Value)	24,454	(17,338)	7,116	247,990	(294,137)	(46,147)
Large-Cap Growth	30,425	(20,561)	9,864	163,991	(116,699)	47,292
International Large-Cap	26,290	(18,551)	7,739	24,559	(25,574)	(1,015)
Small-Cap Value	8,952	(9,625)	(673)	4,684	(2,648)	2,036
Multi-Strategy	3,676	(2,824)	852	5,556	(2,533)	3,023
Main Street Core	26,829	(17,761)	9,068	34,698	(18,003)	16,695
Emerging Markets	10,011	(6,196)	3,815	7,260	(64,284)	(57,024)
Money Market	83,532	(55,127)	28,405	153,156	(153,599)	(443)
High Yield Bond	11,067	(11,182)	(115)	8,090	(5,729)	2,361
Managed Bond	23,391	(23,915)	(524)	56,786	(52,216)	4,570
Inflation Managed	32,569	(25,608)	6,961	15,866	(11,852)	4,014
Comstock	24,957	(18,456)	6,501	23,579	(13,390)	10,189
Mid-Cap Growth	17,044	(19,209)	(2,165)	129,039	(16,561)	112,478
Real Estate	7,289	(5,739)	1,550	6,580	(45,242)	(38,662)
Small-Cap Equity (formerly named VN Small-Cap Value)	5,664	(1,514)	4,150	1,892	(430)	1,462
I (1)	962	(94)	868
II	96	(65)	31	—	(23)	(23)
III	635	(80)	555	—	(14)	(14)
V	100	(66)	34	—	(23)	(23)
BlackRock Basic Value V.I. Class III	1,903	(364)	1,539	762	(104)	658
BlackRock Global Allocation V.I. Class III	9,148	(2,525)	6,623	2,390	(1,723)	667
Fidelity VIP Contrafund Service Class 2	12,068	(8,614)	3,454	13,132	(7,393)	5,739
Fidelity VIP Freedom 2020 Service Class 2 (1)	10,630	(61)	10,569
Fidelity VIP Freedom 2030 Service Class 2 (1)	912	(52)	860
Fidelity VIP Growth Service Class 2	564	(252)	312	1,021	(226)	795
Fidelity VIP Mid Cap Service Class 2	4,178	(2,577)	1,601	8,097	(3,377)	4,720
Fidelity VIP Value Strategies Service Class 2	454	(238)	216	695	(187)	508
International Growth Service Class (3)	7,142	(674)	6,468	5,256	(43)	5,213
INTECH Risk-Managed Core Service Class (4)	271	(124)	147	366	(42)	324
Mid Cap Growth Service Class (4)	3,520	(182)	3,338	344	(40)	304
Legg Mason Partners Variable Mid Cap Core — Class II (1)	384	(12)	372
MFS New Discovery Series Service Class (1)	1,354	(840)	514
MFS Utilities Series Service Class (3)	10,066	(1,392)	8,674	6,660	(54)	6,606
NACM Small Cap (formerly named OpCap Small Cap) (1)	2,199	(101)	2,098
T. Rowe Price Blue Chip Growth — II	6,461	(1,662)	4,799	3,555	(2,087)	1,468
T. Rowe Price Equity Income — II	5,626	(5,847)	(221)	8,710	(3,004)	5,706
Van Eck Worldwide Hard Assets	8,088	(3,473)	4,615	6,073	(1,703)	4,370

(1)	Operations commenced during 2008 (See Note 1 to Financial Statements).

(2)	Operations commenced on May 4, 2007.

(3)	Operations commenced on May 2, 2007.

(4)	Operations commenced on August 27, 2007.

Deloitte & Touche LLP Suite 1200 695 Town Center Drive Costa Mesa, CA 92626-7188 USA

Tel: +1 714 436 7100
Fax: +1 714 436 7200
www.deloitte.com
INDEPENDENT AUDITORS’ REPORT
Pacific Life & Annuity Company:
We have audited the accompanying statements of financial condition of Pacific Life & Annuity Company (the Company) as of December 31, 2008 and 2007, and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements present fairly, in all material respects, the financial position of Pacific Life & Annuity Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the financial statements, in 2007 the Company changed its method of accounting and reporting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts.
March 5, 2009

Member of
Pacific Southwest: Carlsbad Costa Mesa Las Vegas Los Angeles Phoenix Reno San Diego	Deloitte Touche Tohmatsu

PLA-1

Pacific Life & Annuity Company
STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2008	2007
	(In Thousands)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$982,269	$994,344
Equity securities available for sale, at estimated fair value	6,284	15,791
Mortgage loans	156,185	93,628
Policy loans	2,105	2,371
Other investments	77,642	59,469

TOTAL INVESTMENTS	1,224,485	1,165,603
Cash and cash equivalents	142,796	63,408
Deferred policy acquisition costs	95,164	72,719
Accrued investment income	14,904	12,613
Other assets	71,373	36,147
Separate account assets	1,009,497	1,181,753

TOTAL ASSETS	$2,558,219	$2,532,243

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Future policy benefits	$1,098,093	$778,472
Policyholder account balances	95,399	91,129
Other liabilities	20,727	47,490
Separate account liabilities	1,009,497	1,181,753

TOTAL LIABILITIES	2,223,716	2,098,844

Commitments and contingencies (Note 14)

Stockholder’s Equity:
Common stock — $1 par value; 5 million shares authorized; 2.9 million shares issued and outstanding	2,900	2,900
Paid-in capital	134,577	134,451
Retained earnings	229,090	281,141
Accumulated other comprehensive income (loss)	(32,064)	14,907

TOTAL STOCKHOLDER’S EQUITY	334,503	433,399

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$2,558,219	$2,532,243

See Notes to Financial Statements

PLA-2

Pacific Life & Annuity Company
STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2008	2007	2006
	(In Thousands)
REVENUES
Insurance premiums	$242,734	$166,555	$144,402
Policy fees	37,087	24,073	15,710
Net investment income	75,516	73,154	64,156
Net realized investment gain (loss)	(108,992)	(9,465)	6,100
Other income	615	2,788	4,494

TOTAL REVENUES	246,960	257,105	234,862

BENEFITS AND EXPENSES
Policy benefits paid or provided	291,321	203,088	174,648
Interest credited to policyholder account balances	4,274	3,980	3,365
Commission expenses	21,003	15,350	15,808
Operating expenses	14,057	11,817	9,928

TOTAL BENEFITS AND EXPENSES	330,655	234,235	203,749

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	(83,695)	22,870	31,113
Provision (benefit) for income taxes	(31,944)	5,378	11,529

INCOME (LOSS) FROM CONTINUING OPERATIONS	(51,751)	17,492	19,584
Discontinued operations, net of taxes	(300)	(70)	(1,187)

NET INCOME (LOSS)	($52,051)	$17,422	$18,397

See Notes to Financial Statements

PLA-3

Pacific Life & Annuity Company
STATEMENTS OF STOCKHOLDER’S EQUITY

				Accumulated Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income (Loss)	Total
	(In Thousands)
BALANCES, JANUARY 1, 2006	$2,900	$134,542	$245,672	$26,900	$410,014
Comprehensive income (loss):
Net income			18,397		18,397
Unrealized loss on derivatives and securities available for sale, net				(2,622)	(2,622)

Total comprehensive income					15,775
Other equity adjustments		(33)			(33)

BALANCES, DECEMBER 31, 2006	2,900	134,509	264,069	24,278	425,756
Comprehensive income (loss):
Net income			17,422		17,422
Unrealized loss on derivatives and securities available for sale, net				(9,371)	(9,371)

Total comprehensive income					8,051
Cumulative effect of adoption of new accounting principle, net of tax			(350)		(350)
Other equity adjustments		(58)			(58)

BALANCES, DECEMBER 31, 2007	2,900	134,451	281,141	14,907	433,399
Comprehensive loss:
Net loss			(52,051)		(52,051)
Unrealized loss on derivatives and securities available for sale, net				(46,971)	(46,971)

Total comprehensive loss					(99,022)
Other equity adjustments		126			126

BALANCES, DECEMBER 31, 2008	$2,900	$134,577	$229,090	($32,064)	$334,503

See Notes to Financial Statements

PLA-4

Pacific Life & Annuity Company
STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2008	2007	2006
	(In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) excluding discontinued operations	($51,751)	$17,492	$19,584
Adjustments to reconcile net income (loss) excluding discontinued operations to net cash provided by operating activities:
Undistributed (income) loss from other investments	4,177	(1,545)	914
Net accretion on fixed maturity securities	(6,559)	(5,454)	(4,515)
Depreciation and other amortization	4	194	1,893
Deferred income taxes	(20,796)	4,605	8,539
Net realized investment (gain) loss	108,992	9,465	(6,100)
Net change in deferred policy acquisition costs	(21,698)	(26,648)	(12,295)
Interest credited to policyholder account balances	4,274	3,980	3,365
Change in accrued investment income	(2,291)	(2,166)	(1,652)
Change in future policy benefits	214,586	151,817	134,952
Other operating activities, net	(12,501)	(767)	7,595

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	216,437	150,973	152,280
Net cash provided by (used in) operating activities of discontinued operations	227	(4,004)	(21,865)

NET CASH PROVIDED BY OPERATING ACTIVITIES	216,664	146,969	130,415

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(140,813)	(212,697)	(325,190)
Sales	4,435	80,581	126,946
Maturities and repayments	50,317	38,401	70,003
Repayments of mortgage loans	1,704	194	49,014
Fundings of mortgage loans	(65,562)	(51,431)	(31,337)
Other investing activity, net	12,540	7,475	(888)

NET CASH USED IN INVESTING ACTIVITIES	(137,379)	(137,477)	(111,452)

(Continued)
See Notes to Financial Statements

PLA-5

Pacific Life & Annuity Company
STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2008	2007	2006
	(In Thousands)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$148,011	$138,800	$49,520
Withdrawals	(147,908)	(132,532)	(115,121)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	103	6,268	(65,601)

Net change in cash and cash equivalents	79,388	15,760	(46,638)
Cash and cash equivalents, beginning of year	63,408	47,648	94,286

CASH AND CASH EQUIVALENTS, END OF YEAR	$142,796	$63,408	$47,648

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received), net	($4,366)	$10,124	($4,259)
Interest paid	$0	$22	$31

See Notes to Financial Statements

PLA-6

Pacific Life & Annuity Company
NOTES TO FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS
Pacific Life & Annuity Company (the Company) is a stock life insurance company domiciled in the State of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life), a stock life insurance company domiciled in the state of Nebraska. The Company offers variable universal life insurance, universal life (UL) insurance, term insurance, structured settlement annuities, guaranteed interest contracts (GICs), and variable annuities. The Company is licensed to sell certain of its products in the state of New York.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The Company prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of Arizona (AZ DOI). These financial statements materially differ from those filed with regulatory authorities (Note 2).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as significant, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values

•	Investment impairments

•	The fair value of and accounting for derivatives

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes and the valuation of deferred income tax assets and liabilities and unrecognized tax benefits

•	Accounting for reinsurance transactions

•	Litigation and other contingencies
Certain reclassifications have been made to the 2007 and 2006 financial statements to conform to the 2008 financial statement presentation.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective December 31, 2008, the Company adopted Financial Accounting Standards Board (FASB) Staff Position (FSP) Financial Accounting Standards (FAS) No. 133-1 and FASB Interpretation No. (FIN) 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement of Financial Accounting Standard (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. This FSP also clarifies that the disclosures required by SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an Amendment of FASB Statement No. 133, will be incorporated upon adoption of SFAS No. 161 on January 1, 2009. The adoption of FSP FAS No. 133-1 and FIN 45-4 had no impact on the Company’s financial statements.

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Effective December 31, 2008, the Company adopted FSP Emerging Issues Task Force (EITF) Issue No. 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20, to revise guidance for beneficial interests in securitized financial assets that are within the scope of EITF Issue No. 99-20, Recognition of Interest income and Impairment of Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to achieve more consistent determination of whether an other than temporary impairment has occurred. The FSP also retains and emphasizes the objective of an other than temporary impairment assessment and the related disclosure requirements in SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and other related guidance. The adoption of the FSP had no impact on the Company’s financial statements. See Note 4 for information of the Company’s other than temporary impairments and expanded disclosures.

Effective January 1, 2008, the Company adopted FSP FIN 39-1, Amendment of FASB Interpretation No. 39. FSP FIN 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts, to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP FIN 39-1 also amends FIN 39 for certain terminology modifications. This statement permits offsetting of fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP FIN 39-1 did not have a material impact on the Company’s financial statements.

Effective January 1, 2008, the Company adopted SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115. This statement permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company did not elect the fair value option on any of the eligible assets or liabilities. Therefore, adoption of SFAS No. 159 had no impact on the Company’s financial statements.

Effective January 1, 2008, the Company adopted SFAS No. 157, Fair Value Measurements. This statement creates a common definition of fair value to be used throughout U.S. GAAP. SFAS No. 157 applies whenever another standard requires or permits assets or liabilities to be measured at fair value, with certain exceptions. The standard establishes a hierarchy for determining fair value, which requires the use of observable market data whenever available. The statement also requires expanded disclosures, which include the extent to which assets and liabilities are measured at fair value, the methods and assumptions used to measure fair value and the effect of fair value measures on earnings. The adoption of SFAS No. 157 did not have a material impact on the Company’s financial statements. See Note 8 for information on the Company’s fair value measurements and expanded disclosures.

In October 2008, the FASB issued FSP FAS 157-3 – Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active. This FSP clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. The FSP was effective at issuance. The adoption of this FSP had no impact on the Company’s financial statements. See Note 8 for information on the Company’s fair value measurements and expanded disclosure.

In February 2008, the FASB issued FSP FAS No. 157-2 – Effective Date of FASB Statement No. 157, which delays the effective date of SFAS No. 157 to January 1, 2009 for certain nonfinancial assets and nonfinancial liabilities. Examples of applicable nonfinancial assets and nonfinancial liabilities to which FSP FAS No. 157-2 applies include, but are not limited to:
•	Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination that are not subsequently remeasured at fair value;

•	Reporting units measured at fair value in the goodwill impairment test as described in SFAS No. 142, Goodwill and Other Intangible Assets, and nonfinancial assets and nonfinancial liabilities measured at fair value in the SFAS No. 142 goodwill impairment test, if applicable; and

•	Nonfinancial long-lived assets measured at fair value for impairment assessment under SFAS No. 144, Accounting for Impairment or Disposal of Long-Lived Assets.
As a result of this FSP, the Company has delayed until January 1, 2009 the implementation of SFAS No. 157 to the nonfinancial assets and nonfinancial liabilities within the scope of FSP FAS No. 157-2.

PLA-8

Effective January 1, 2007, the Company adopted FIN 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109. FIN 48 presents a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. There is a two-step evaluation process. The first step is recognition and a company must determine whether it is more likely than not that a tax position will be sustained. The second step is measurement. A tax position that meets the more likely than not recognition threshold should be measured at the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company’s policy is to recognize interest expense and penalties related to unrecognized tax benefits as a component of the provision for income taxes. The adoption of FIN 48 had no impact on the Company’s financial statements, and therefore, there was no cumulative effect related to the adoption of FIN 48.

Effective May 2, 2007, the Company adopted FSP FIN 48-1, Definition of Settlement in FASB Interpretation No. 48. This FSP amends FIN 48 to provide guidance on how to determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. This statement is effective upon the initial adoption of FIN 48 with retrospective application if the provisions of this FSP were not previously applied. The adoption of this FSP had no impact on the Company’s financial statements, and therefore, there was no retrospective adjustment.

Effective January 1, 2007, the Company adopted SFAS No. 155, Accounting for Certain Hybrid Instruments. SFAS No. 155 amends SFAS No. 133, and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125. SFAS No. 155 (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. The adoption of SFAS No. 155 did not have a material impact on the Company’s financial statements.

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. This SOP provides guidance on accounting for DAC on internal replacements on insurance and investment contracts other than those described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. In addition, in February 2007, the AICPA issued related Technical Practice Aids (TPAs) to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1. The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and the Company recorded a cumulative effect adjustment of $350,000, net of taxes, which was recorded as a reduction to retained earnings during the year ended December 31, 2007.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In April 2008, the FASB issued FSP FAS No. 142-3, Determination of the Useful Life of Intangible Assets. This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142. The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS No. 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS No. 141(R), Business Combinations, and other U.S. GAAP. This FSP will be applied prospectively to intangible assets acquired after the effective date. FSP FAS No. 142-3 is effective for the Company beginning January 1, 2009. Adoption of FSP FAS No. 142-3 is not expected to have any impact on the Company’s financial statements.

In March 2008, the FASB issued SFAS No. 161, which establishes the disclosure requirements for derivative instruments and for hedging activities. This statement amends and expands the disclosure requirements of SFAS No. 133 with the intent to disclose how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for and how derivative instruments and related hedged items affect a company’s financial position, financial performance and cash flows. SFAS No. 161 is effective for the Company beginning January 1, 2009. The Company expects to adopt SFAS No. 161 on January 1, 2009, which will result in expanded disclosures related to derivatives instruments and hedging activities.

PLA-9

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, which replaces SFAS No. 141, Business Combinations. SFAS No. 141(R) establishes principles and requirements for how the acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, recognizes and measures the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement is effective for the Company beginning January 1, 2009. SFAS No. 141(R) will be applied prospectively to business combinations occurring after the date of adoption.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC, recorded as a component of other comprehensive income (OCI). For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The Company’s available for sale securities are regularly assessed for other than temporary impairments. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, a charge to net realized investment gain (loss) is recorded equal to the difference between the estimated fair value and net carrying amount of the security.

The evaluation of other than temporary impairments is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has rigorous controls and procedures in place to monitor securities and identify those that are subject to greater analysis for other than temporary impairments. An investment impairment committee, comprised of investment and accounting professionals, reviews and evaluates securities for potential other than temporary impairments at least on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, or interest-rate related, including spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Given the recent turmoil and volatility in the financial markets and the severe economic recession, estimated fair values for most fixed maturity securities have declined significantly. Analysis of the probability that all cash flows will be collected under the contractual terms of the fixed maturity security and determination as to whether the Company has the intent and ability to hold the investment for a sufficient period of time to allow for recovery in value were key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, including residential and commercial mortgage-backed securities, scrutiny was placed on the performance of the underlying collateral and projected future cash flows. In projecting future cash flows and performance, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating perpetual preferred securities, which do not have final contractual cash flows, the Company applied other than temporary impairment considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant

PLA-10

“debt-like” characteristics, including periodic dividends, call features, and credit ratings and pricing similar to debt securities. The SEC Issues Letter Clarifying Other-Than-Temporary Impairment Guidance for Perpetual Preferred Securities issued on October 15, 2008 states that if an investor in a perpetual preferred security with an estimated fair value below cost that is not attributable to the credit deterioration of the issuer would not be required to recognize an other than temporary impairment by asserting that it has the intent and ability to continue holding the security for a sufficient period to allow for an anticipated recovery in market value.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, a write-down is taken for the difference between the carrying amount and the Company’s estimate of the present value of the expected future cash flows discounted at the current market rate and recorded in net realized investment gain (loss). The Company had no impairments during the years ended December 31, 2008, 2007 and 2006. Policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnership and joint venture interests, derivative instruments and non marketable equity securities. Partnership and joint venture interests where the Company does not have a controlling interest or a majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements (Note 5).

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. DAC related to internally replaced contracts (as defined by SOP 05-1), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. As of December 31, 2008 and 2007, the carrying value of DAC was $95.2 million and $72.7 million, respectively.

For UL, variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins and surrender charges over the estimated lives of the contracts. Actual gross margins or profits can vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to term insurance policies is amortized through earnings over

PLA-11

the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is amortized directly to equity through OCI.
Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.

A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change.

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 4.0% to 8.0% of each deposit. The capitalized sales inducement balances included in the DAC asset were $6.0 million and $4.4 million as of December 31, 2008 and 2007, respectively.

Components of DAC are as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Thousands)
Balance, January 1	$72,719	$47,020	$35,084
Cumulative pre-tax effect of adoption of new accounting principle		(538)
Additions:
Capitalized during the year	30,222	32,179	21,320
Amortization:
Allocated to commission expenses	(6,532)	(4,674)	(6,579)
Allocated to operating expenses	(1,992)	(857)	(2,446)

Total amortization	(8,524)	(5,531)	(9,025)

Allocated to OCI	747	(411)	(359)

Balance, December 31	$95,164	$72,719	$47,020

FUTURE POLICY BENEFITS

Future policy benefits, which consist primarily of structured settlement annuities, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age, and expenses (Note 6). Interest rate assumptions ranged from 3.00% to 7.73%.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

PLA-12

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and investment-type contracts, such as fixed account liabilities and GICs, are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments (Note 6). Interest credited to these contracts primarily ranged from 3.00% to 9.00%.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth, and assumed reinsurance agreements intended to offset reinsurance costs and increase risk spread. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term arrangements with this producer group’s reinsurance company.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Reinsurance accounting is followed for ceded and assumed transactions when the risk transfer provisions of SFAS No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance contracts. Reinsurance recoverables, included in other assets, include balances due from reinsurance companies for paid and unpaid losses. Amounts receivable and payable are offset only when a written legal right of offset exists.

Reinsurance receivables primarily include amounts associated with the reinsurance of a terminated block of long-term disability. Reinsurance receivables were $0.5 million and $1.1 million as of December 31, 2008 and 2007, respectively. Reinsurance payables were $5.2 million and $1.9 million as of December 31, 2008 and 2007, respectively.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance agreements, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for reserves and liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

DEPRECIATION AND AMORTIZATION

Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 10 years. Depreciation and amortization of certain other assets are included in operating expenses.

PLA-13

INCOME TAXES

The Company is taxed as a life insurance company for Federal income tax purposes and is included in the consolidated Federal income tax return of its ultimate parent, Pacific Mutual Holding Company (PMHC). The Company is allocated tax expense or benefit based principally on the effect of including its operations in the consolidated return under a tax sharing agreement. Amounts receivable under the tax sharing agreement as of December 31, 2008 and 2007, were $30.1 million and $4.6 million, respectively, and are included in other assets. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

CONTINGENCIES

The Company follows the requirements of SFAS No. 5, Accounting for Contingencies. This statement requires the Company to evaluate each contingent matter separately. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one number within the range of possible losses is more probable then any other, the Company records an estimated reserve at the low end of the range of losses. See Note 14.

SEPARATE ACCOUNTS

Separate accounts include variable annuity and life contracts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 4, 5, and 8, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

The Company prepares its regulatory statutory financial statements in accordance with accounting practices prescribed or permitted by the AZ DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis. The Company does not have any permitted statutory accounting practices.

STATUTORY NET INCOME (LOSS) AND SURPLUS

Statutory net income (loss) of the Company was ($115.6) million, $1.9 million and $5.8 million for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus of the Company was $287.8 million and $369.1 million as of December 31, 2008 and 2007, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and

PLA-14

risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2008 and 2007, the Company exceeded the minimum risk-based capital requirements.
DIVIDEND RESTRICTIONS

The maximum amount of ordinary dividends that can be paid by the Company to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and because the Company recorded a $115.6 million statutory net loss from operations for the year ended December 31, 2008, the Company will be unable to pay dividends to Pacific Life in 2009 without prior regulatory approval. No dividends were paid during 2008, 2007 and 2006.

OTHER

The Company has reinsurance contracts in place with a reinsurer whose financial stability has been deteriorating. In January 2009, the reinsurer’s domiciliary state regulator issued an order of supervision, which requires the regulator’s consent to any transaction outside the normal course of business. The Company will continue to monitor the events surrounding this reinsurer and evaluate its options to deal with any further deterioration of this reinsurer’s financial condition. As of December 31, 2008, statutory reserves ceded to this reinsurer were immaterial.

3.	DISCONTINUED OPERATIONS

On April 27, 2005 (Closing Date), the Company and Pacific Life sold their group insurance business to an unrelated third-party. The transaction is structured as a coinsurance arrangement whereby the Company and Pacific Life cedes to the buyer future premiums received for their existing group insurance business and the buyer assumes future claim liabilities following the Closing Date. Group insurance business liabilities arising prior to the Closing Date were not reinsured. The buyer also obtained renewal rights for the existing business as of the Closing Date.

Operating results of discontinued operations were as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Thousands)
Revenues	$1	$572	$4,701
Benefits and expenses	468	1,164	6,049

Loss from discontinued operations	(467)	(592)	(1,348)
Benefit from income taxes	(167)	(522)	(161)

Discontinued operations, net of taxes	($300)	($70)	($1,187)

Included in revenues from discontinued operations for the years ended December 31, 2008, 2007 and 2006 are direct premiums of zero, $0.9 million and $79.5 million, net of premiums ceded of zero, $0.9 million and $77.5 million, respectively.

Group insurance business liabilities consist of future policy benefits, such as reserves for group health and group life, of zero and $0.1 million, and other liabilities of $1.4 million and $0.7 million as of December 31, 2008 and 2007, respectively.

PLA-15

4.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary impairments and changes in the estimated fair value of fixed maturity securities. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques. See Note 8 for additional information on the Company’s fair value measurements.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
		(In Thousands)
December 31, 2008:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,113	$82		$6,195
Obligations of states and political subdivisions	32,005	286	$2,229	30,062
Corporate securities	764,577	29,877	61,611	732,843
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	217,623	4,784	55,193	167,214
Commercial mortgage-backed securities	36,429	510	1,987	34,952
Other asset-backed securities	9,995		1,314	8,681
Redeemable preferred securities	4,217		1,895	2,322

Total fixed maturity securities	$1,070,959	$35,539	$124,229	$982,269

Perpetual preferred securities	$11,319	$16	$5,057	$6,278
Other equity securities	3	6	3	6

Total equity securities	$11,322	$22	$5,060	$6,284

December 31, 2007:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,375	$107		$6,482
Obligations of states and political subdivisions	34,435	609	$138	34,906
Corporate securities	682,051	30,566	13,205	699,412
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	191,046	2,106	6,758	186,394
Commercial mortgage-backed securities	49,744	2,494	271	51,967
Other asset-backed securities	9,994		11	9,983
Redeemable preferred securities	5,590		390	5,200

Total fixed maturity securities	$979,235	$35,882	$20,773	$994,344

Perpetual preferred securities	$16,627	$265	$1,165	$15,727
Other equity securities	53	13	2	64

Total equity securities	$16,680	$278	$1,167	$15,791

PLA-16

The Company has investments in perpetual preferred securities that are primarily issued by European and U.S. banks. The net carrying amount and estimated fair value of the available for sale securities was $11.3 million and $6.3 million, respectively, as of December 31, 2008.

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2008, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Thousands)
Due in one year or less	$25,648	$131	$946	$24,833
Due after one year through five years	66,331	3,166	3,028	66,469
Due after five years through ten years	147,283	3,540	12,237	138,586
Due after ten years	567,650	23,408	49,524	541,534

	806,912	30,245	65,735	771,422
Mortgage-backed and asset-backed securities	264,047	5,294	58,494	210,847

Total	$1,070,959	$35,539	$124,229	$982,269

PLA-17

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other securities, which include equity securities available for sale, cost method investments, and non marketable securities.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Thousands)
December 31, 2008:
Obligations of states and political subdivisions	4	$15,980	$2,229
Corporate securities	118	425,808	61,611
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	37	125,098	55,193
Commercial mortgage-backed securities	3	32,906	1,987
Other asset-backed securities	1	8,681	1,314
Redeemable preferred securities	1	2,322	1,895

Total fixed maturity securities	164	610,795	124,229

Perpetual preferred securities	3	5,943	5,057
Other securities	3	1,592	243

Total other securities	6	7,535	5,300

Total	170	$618,330	$129,529

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Thousands)			(In Thousands)
December 31, 2008:
Obligations of states and political subdivisions	3	$11,739	$970	1	$4,241	$1,259
Corporate securities	57	227,751	22,596	61	198,057	39,015
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	14	59,544	22,476	23	65,554	32,717
Commercial mortgage-backed securities	1	14,452	44	2	18,454	1,943
Other asset-backed securities	1	8,681	1,314
Redeemable preferred securities				1	2,322	1,895

Total fixed maturity securities	76	322,167	47,400	88	288,628	76,829
Perpetual preferred securities	1	2,528	2,472	2	3,415	2,585
Other securities	1	1,469	225	2	123	18

Total other securities	2	3,997	2,697	4	3,538	2,603

Total	78	$326,164	$50,097	92	$292,166	$79,432

PLA-18

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Thousands)
December 31, 2007:
Obligations of states and political subdivisions	3	$11,033	$138
Corporate securities	117	329,829	13,205
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	29	130,973	6,758
Commercial mortgage-backed securities	2	34,794	271
Other asset-backed securities	1	9,982	11
Redeemable preferred securities	1	3,825	390

Total fixed maturity securities	153	520,436	20,773
Perpetual preferred securities	3	8,835	1,165
Other securities	7	1,522	633

Total other securities	10	10,357	1,798

Total	163	$530,793	$22,571

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Thousands)			(In Thousands)
December 31, 2007:
Obligations of states and political subdivisions	1	$5,435	$65	2	$5,598	$73
Corporate securities	55	229,506	8,552	62	100,323	4,653
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	23	78,397	2,627	6	52,576	4,131
Commercial mortgage-backed securities				2	34,794	271
Other asset-backed securities				1	9,982	11
Redeemable preferred securities				1	3,825	390

Total fixed maturity securities	79	313,338	11,244	74	207,098	9,529

Perpetual preferred securities	3	8,835	1,165
Other securities	4	1,068	519	3	454	114

Total other securities	7	9,903	1,684	3	454	114

Total	86	$323,241	$12,928	77	$207,552	$9,643

Gross unrealized losses as of December 31, 2008 have increased significantly from December 31, 2007. General spread widening on fixed maturity investments caused by the recent disruption in the financial markets have led to decreases in their estimated fair values. The Company has evaluated fixed maturity and other securities with gross unrealized losses and determined that the unrealized losses are temporary and that the Company has the ability and intent to hold the securities until recovery.

PLA-19

Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The slowing U.S. housing market, greater use of affordability mortgage products and relaxed underwriting standards for some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.

The table below illustrates the breakdown of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2008.

	Net		Rating as % of	Vintage Breakdown
	Carrying	Estimated	Net Carrying	2003 and
Rating	Amount	Fair Value	Amount	Prior	2004	2005	2006	2007	2008
($ In Thousands)
Prime RMBS:
AAA	$130,632	$92,686	82%	18%	8%	33%	19%	4%
AA	13,844	8,453	9%			2%	7%
A	5,140	2,239	3%				3%
BAA	5,449	3,056	3%					3%
BA	3,965	1,126	3%			2%	1%

Total	$159,030	$107,560	100%	18%	8%	37%	30%	7%	0%

Alt-A RMBS:
AAA	$16,740	$13,478	100%		35%	35%	14%	16%

Total	$16,740	$13,478	100%	0%	35%	35%	14%	16%	0%

Sub-prime RMBS:
AAA	$4,520	$4,059	100%	100%

Total	$4,520	$4,059	100%	100%	0%	0%	0%	0%	0%

CMBS:
AAA	$36,429	$34,952	100%	56%	40%			4%

Total	$36,429	$34,952	100%	56%	40%	0%	0%	4%	0%

Monoline insurers guarantee the timely payment of principal and interest of certain securities. Municipalities will often purchase monoline insurance to wrap a security issuance in order to benefit from better market execution. The Company’s net carrying amount and estimated fair value of total monoline insured securities was $38.0 million and $34.2 million, respectively, as of December 31, 2008. Included in these amounts are monoline insured municipal securities with a net carrying amount and estimated fair value of $30.0 million and $27.5 million, respectively, as of December 31, 2008. Of the net carrying value of the municipal bond portfolio, 62% of the overall credit quality of the municipal bond portfolio, including the benefits of monoline insurance, was rated AA and 38% was rated BAA by independent rating agencies. As of December 31, 2008, the Company had no direct investments in monoline insurers.

PL&A is a member of Federal Home Loan Bank of San Francisco (FHLB). As of December 31, 2008, no assets are pledged as collateral. As of December 31, 2008, the Company holds $3.0 million of FHLB stock.

PLA-20

Major categories of investment income and related investment expenses are summarized as follows:

	Years Ended December 31,
	2008	2007	2006

	(In Thousands)
Fixed maturity securities	$62,211	$56,684	$46,342
Equity securities	963	765	875
Mortgage loans	8,288	4,718	2,962
Policy loans	73	78	64
Partnerships and joint ventures	2,433	9,826	12,801
Other	3,280	2,539	2,016

Gross investment income	77,248	74,610	65,060
Investment expense	1,732	1,456	904

Net investment income	$75,516	$73,154	$64,156

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2008	2007	2006

	(In Thousands)
Fixed maturity securities:
Gross gains on sales	$684	$570	$4,574
Gross losses on sales	(392)	(2,626)	(2,486)
Other than temporary impairments	(1,532)	(2,917)
Other	344	(3)	129

Total fixed maturity securities	(896)	(4,976)	2,217

Equity securities:
Gross gains on sales		482	502
Gross losses on sales			(25)
Other than temporary impairments	(5,358)

Total equity securities	(5,358)	482	477

Variable annuity guaranteed living benefit embedded derivatives	(105,035)	(8,111)	795
Variable annuity guaranteed living benefit policy fees	4,292	3,642	2,697
Other derivatives	(365)	(66)	(137)
Mortgage loans	500	(145)	(18)
Trading securities	(8)	(60)	4
Other investments — other than temporary impairments	(1,691)
Other	(431)	(231)	65

Total	($108,992)	($9,465)	$6,100

PLA-21

During the years ended December 31, 2008, 2007 and 2006, the Company recorded other than temporary impairments of $8.6 million, $2.9 million and zero, respectively. The table below summarizes the other than temporary impairments by type:

	Years Ended December 31,
	2008	2007	2006

	(In Thousands)
Corporate debt:
Financial institutions	$732	$2,600
Other	800	317
Equities:
Financial institutions	3,937
Other	1,421
Private equity	1,249
Other investments	442

Total other than temporary impairments	$8,581	$2,917	$0

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	December 31,
	2008	2007	2006

	(In Thousands)
Available for sale securities:
Fixed maturity	($103,799)	($13,866)	($6,041)
Equity	(4,149)	(1,818)	211

Total	($107,948)	($15,684)	($5,830)

Trading securities	$33	($33)	$ 0

Trading securities totaled zero and $0.1 million as of December 31, 2008 and 2007, respectively. The Company had no cumulative unrealized loss on trading securities held as of December 31, 2008 and 2007.

The Company had no fixed maturity securities that have been non-income producing for the twelve months preceding December 31, 2008 and 2007.

As of December 31, 2008 and 2007, fixed maturity securities of $6.2 million and $6.5 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $156.2 million and $93.6 million as of December 31, 2008 and 2007, respectively. Mortgage loans are collateralized by real estate properties primarily located throughout the U.S. As of December 31, 2008, approximately 37%, 16%, 15% and 11% of the collateral properties were located in California, Illinois, Nevada and Texas, respectively. As of December 31, 2008, 5% of the collateral properties were located in Canada. There were no defaults during the years ended December 31, 2008, 2007 and 2006. The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2008 and 2007.

As of December 31, 2008, the fair value of fixed maturity investments issued by one common credit exceeded 10% of stockholder’s equity. The fair value of these investments was $34.0 million as of December 31, 2008.

PLA-22

5.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts, caps, floors, and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.

The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

The following table summarizes the notional amount and estimated fair value by hedge designation and derivative type. Collateral received from or pledged to counterparties is not included in the amounts below.

			Estimated Fair Value
	Notional Amount		Asset/(Liability)
	December 31,		December 31,
	2008	2007	2008	2007

	(In Thousands)		(In Thousands)
Cash flow hedges:
Foreign currency interest rate swaps	$7,639	$7,842	$1,037	($1,031)
Forward starting interest rate swap agreements	160,000	200,000	29,705	3,063
Interest rate swaps	10,000	10,000	4,478	695

Total cash flow hedges	177,639	217,842	35,220	2,727

Derivatives not designated as hedging instruments:
Variable annuity guaranteed living benefit embedded derivatives	838,524	854,565	(111,609)	(6,575)
Credit default swaps	10,000		(296)
Other	2,333	1,350	(20)	(68)

Total derivatives not designated as hedging instruments	850,857	855,915	(111,925)	(6,643)

Total	$1,028,496	$1,073,757	($76,705)	($3,916)

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

PLA-23

The following table summarizes the asset and liability values of the Company’s derivative instruments and are calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received or pledged, in accordance with legally enforceable counterparty master netting agreements. Net cash collateral received from counterparties was $7.0 million and zero as of December 31, 2008 and 2007, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments. If the net estimated fair value exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net estimated fair value exposure to the counterparty is negative, the estimated fair value is included in future policy benefits or other liabilities, depending on the nature of the derivative.

	Asset Value		Liability Value
	December 31,		December 31,
	2008	2007	2008	2007

	(In Thousands)		(In Thousands)
Other investments	$28,200	$2,726
Future policy benefits			$111,609	$6,574
Other liabilities			316	68

Total	$28,200	$2,726	$111,925	$6,642

CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 22 years of the inception of the hedge.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals; calculated using agreed upon rates and the exchanged principal amounts. The main currency that the Company hedges is the Canadian Dollar.

Forward starting interest rate swaps are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recorded in net realized investment gain (loss). For the year ended December 31, 2008, the net gain related to the ineffective portion of designated cash flow hedges was $0.5 million, and was insignificant for the years ended December 31, 2007 and 2006. No component of the hedging instrument’s fair value is excluded from the determination of

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effectiveness. The Company has not discontinued any cash flow hedges due to forecasted transactions that are no longer probable of occurring. Over the next twelve months, the Company anticipates that $0.2 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the years ended December 31, 2008, 2007 and 2006, all of the Company’s hedged forecasted transactions were determined to be probable of occurring.
DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company has certain insurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity guaranteed living benefits (GLBs) are considered embedded derivatives and are recorded in future policy benefits.

CREDIT EXPOSURE

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2008 and 2007 was $28.3 million and $2.7 million, respectively.

For all derivative contracts other than GLBs, the Company enters into master agreements that may include a termination event clause associated with the Company’s insurer financial strength rating. If the Company’s insurer financial strength rating falls below a specified level assigned by certain rating agencies or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2008, the Company’s insurer financial strength rating was above the specified level.

The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

6.	POLICYHOLDER LIABILITIES

FUTURE POLICY BENEFITS

Future policy benefits, primarily comprised of structured settlement annuity reserves, were $1,098.1 million and $778.5 million as of December 31, 2008 and 2007, respectively.

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POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2008	2007

	(In Thousands)
Fixed account liabilities	$80,436	$78,843
Variable universal life	14,963	12,286

Total	$95,399	$91,129

7.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of guaranteed minimum death benefit (GMDB) and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 5.

The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified time period (10 years) selected by the contract holder at the issuance of the variable annuity contract. In general, the GMIB requires a minimum allocation to guaranteed term options or adherence to limitations required by an approved asset allocation strategy. The GMIB is a living benefit that provides the contract holder with a guaranteed annuitization value.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2008	2007

	($ In Thousands)
Return of net deposits
Separate account value	$929,593	$1,088,590
Net amount at risk (1)	327,516	6,582
Average attained age of contract holders	59 years	59 years

Anniversary contract value
Separate account value	$364,416	$434,125
Net amount at risk (1)	160,394	4,915
Average attained age of contract holders	59 years	59 years

(1)	Represents the amount of death benefit in excess of the current account balance as of December 31.

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Information regarding GMIB features outstanding is as follows:

	December 31,
	2008	2007
	($ In Thousands)
Separate account value	$4,882	$6,803
Average attained age of contract holders	59 years	59 years
The determination of GMDB and GMIB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the GMDB and GMIB liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,
	2008	2007	2008	2007
	GMDB		GMIB
	(In Thousands)		(In Thousands)
Balance, beginning of year	$1,120	$782	$15	$782
Changes in reserves	1,956	755	72	(767)
Benefits paid	(899)	(417)

Balance, end of year	$2,177	$1,120	$87	$15

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2008	2007
	(In Thousands)
Asset type
Domestic equity	$455,246	$570,461
International equity	153,136	215,040
Bonds	309,129	297,209
Money market	12,082	5,880

Total	$929,593	$1,088,590

8.	FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 157

SFAS No. 157 establishes a hierarchy that prioritizes the inputs of valuation methods used to measure fair value for financial assets and financial liabilities that are carried at fair value. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.
Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments would include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments on inactive markets; and model-derived valuations for which all significant inputs are observable market data. Level 2 instruments include most corporate debt securities and U.S. government

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and agency mortgage-backed securities that are valued by models using inputs that are derived principally from or corroborated by observable market data.
Level 3	Valuations derived from valuation techniques in which one or more significant inputs are unobservable. Level 3 instruments include less liquid securities for which significant inputs are not observable in the market, such as structured securities and variable annuity rider embedded derivatives that require significant management assumptions or estimation in the fair value measurement.
This hierarchy requires the use of observable market data when available.

The following table presents, by fair value hierarchy level, the Company’s financial assets and financial liabilities that are carried at fair value as of December 31, 2008.

	Level 1	Level 2	Level 3	Total

	(In Thousands)
Assets:
Fixed maturity securities		$690,054	$292,215	$982,269
Equity securities		6,006	278	6,284
Cash equivalents	$142,100			142,100
Other investments			2,958	2,958
Derivatives		35,220		35,220
Separate account assets (1)	996,829		10,602	1,007,431

Total	$1,138,929	$731,280	$306,053	$2,176,262

Liabilities:
Derivatives		$296	$111,629	$111,925

Total		$296	$111,629	$111,925

(1)	Separate account assets are measured at fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets as prescribed by SOP 03-1. Separate account assets as presented in the table above differ from the amounts presented in the statement of financial condition because cash and receivables for securities are not subject to SFAS No. 157.
FAIR VALUE MEASUREMENT

SFAS No. 157 defines fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

FIXED MATURITY AND EQUITY SECURITIES

The fair values of fixed maturity securities available for sale and equity securities available for sale are determined by management after considering external pricing sources and internal valuation techniques.

For publicly traded securities with sufficient trading volume, prices are obtained from third-party pricing services. For structured or complex securities that are traded infrequently, prices are obtained from independent brokers or are valued internally using various valuation techniques. Such techniques include matrix model pricing and internally developed models, which incorporate observable market data, where available. Matrix model pricing measures fair value using cash flows, which are discounted using observable

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market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life and rating.
Where matrix model pricing is not used, particularly for RMBS and asset-backed securities, other internally derived valuation models are utilized. The inputs used to measure fair value in the internal valuations include, but are not limited to, benchmark yields, issuer spreads, bids, offers, reported trades, estimated cash flows and prepayment speeds.

Prices obtained from independent third-parties are generally evaluated based on the inputs indicated above. The Company’s management analyzes and evaluates these prices and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, and development of internal models utilizing observable market data of comparable securities. Based on this analysis, prices received from third-parties may be adjusted if the Company determines that there is a more appropriate fair value based on available market information.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the inputs used in determining their fair values are market observable and appropriate. Other externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third-parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3.

CASH EQUIVALENTS

Cash equivalents include, but are not limited to, corporate discount notes and money market mutual funds instruments. The fair value of cash equivalents is measured at amortized cost due to the short-term, highly liquid nature of these securities, which have original maturities of three months or less. These securities are classified as Level 1.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models, which utilize market data inputs or independent broker quotations. Excluding embedded derivatives, as of December 31, 2008, 99% of derivatives based upon notional values were priced by valuation models, which utilize independent market data. The remaining derivatives were priced by broker quotations. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates and credit spreads and correlations. In compliance with SFAS No. 157, a Credit Valuation Analysis (CVA) was performed for all derivative positions to measure the risk that one of the counterparties to the transaction will be unable to perform under the contractual terms. As of December 31, 2008 the CVA for derivatives was immaterial.

The Company performs a monthly analysis on derivative valuations, which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analyzing the impacts of changes in the market environment, and review of changes in market value for each derivative including those derivatives priced by brokers.

Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

Derivative instruments classified as Level 3 include embedded derivatives in certain insurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs and, to a lesser extent, broker quotations. A derivative instrument containing Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

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OTHER INVESTMENTS

Other investments include non marketable equity securities that do not have readily determinable fair values. Certain significant inputs used in determining the fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These securities are classified as Level 3 assets.

SEPARATE ACCOUNT ASSETS

Separate account assets are primarily invested in mutual funds. Separate account assets are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity securities available for sale and equity securities available for sale of the Company. Mutual funds are included in Level 1. Most fixed maturity and equity securities are included in Level 2. Level 3 assets include less liquid securities and any investments where fair value is determined by management based on broker quotes.

VARIABLE ANNUITY GLBs

Fair values for variable annuity GLBs classified as derivatives, and related reinsurance, are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, GLB derivatives and related reinsurance are categorized as Level 3. Below is a description of the Company’s fair value methodologies for relevant GLBs, and related reinsurance.

Prior to January 1, 2008, the Company used the guidance prescribed in SFAS No. 133 and other related accounting literature on fair value, which represented the amount for which a financial instrument could be exchanged in a current transaction between knowledgeable, unrelated, and willing parties (the Pre-SFAS No. 157 definition of fair value) using assumptions, which include capital market and policyholder behavior inputs.

The Company’s SFAS No. 157 fair value is calculated as an aggregation of the Pre-SFAS No. 157 definition of fair value and additional risk margins including, Behavior Risk Margin, Mortality Risk Margin and Credit Standing Adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.
•	Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the Pre-SFAS No. 157 definition of fair value model could differ from actual experience.

•	Mortality Risk Margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•	Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).

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LEVEL 3 RECONCILIATION

The table below presents a reconciliation of the beginning and ending balances of the Level 3 financial assets and financial liabilities that have been measured at fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses			Purchases,
			Included in	Transfers	Sales,
			Other	In and/or	Issuances,		Unrealized
	January 1,	Included in	Comprehensive	Out of	and	December 31,	Losses
	2008	Earnings	Income (Loss)	Level 3	Settlements	2008	Still Held(1)
	(In Thousands)
Assets:
Fixed maturity securities	$95,923	$161	($16,560)	$195,035	$17,656	$292,215
Equity securities	1,760	(1,421)	(61)			278
Other investments	2,592	(442)			808	2,958
Derivatives, net	(6,643)	(104,986)				(111,629)	($104,986)
Separate account assets(2)	9,622	(3,278)			4,258	10,602	(3,867)

Total	$103,254	($109,966)	($16,621)	$195,035	$22,722	$194,424	($108,853)

(1)	Represents the net amount of total gains or losses for the period, included in earnings, attributable to the change in unrealized losses relating to assets and liabilities classified as Level 3 that are still held as of December 31, 2008.

(2)	The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company.
Transfers in Level 3 primarily relate to RMBS previously priced by an independent third-party pricing service that were transferred from Level 2 to Level 3. The Company valued many RMBS internally based upon internal models due to the housing market crisis’ impact on RMBS valuations and the absence of trading activity. The internal valuation models included detailed evaluations of the performance of the underlying collateral of specific securities across the entire RMBS portfolio with significant judgment in determining discount rates including liquidity premiums, default and prepayment assumptions, loss severity and other inputs.

SFAS No. 107

The carrying amount and estimated fair value of the Company’s financial instruments under SFAS No. 107, Disclosure about Fair Value of Financial Instruments, that are not carried at fair value are as follows:

	December 31, 2008		December 31, 2007
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In Thousands)
Assets:
Mortgage loans	$156,185	$161,245	$93,628	$101,335
Policy loans	2,105	2,105	2,371	2,371
Other invested assets	5,194	7,546	6,785	8,446
Collateral received	(7,020)	(7,020)
Liabilities:
Fixed account liabilities	80,436	80,436	78,843	78,843

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The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2008 and 2007:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

The estimated fair value of private equity investments is based on the ownership percentage of the underlying equity of the investments.

COLLATERAL RECEIVED

The carrying value of cash collateral received approximates fair value due to the short-term maturities of this instrument.

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include fixed annuity liabilities. The estimated fair value of fixed annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

9.	COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components in the statements of stockholder’s equity. The disclosure of the gross components of other comprehensive income (loss) and related taxes are as follows:

	Years Ended December 31,
	2008	2007	2006

	(In Thousands)
Gross holding loss:
Securities available for sale	($114,644)	($20,178)	($3,137)
Derivatives	34,998	1,853	2,335
Income tax benefit	27,877	6,414	279
Reclassification adjustment — realized (gain) loss:
Sale of securities available for sale	6,696	4,494	(2,693)
Derivatives	(182)	(175)	(175)
Income tax expense (benefit)	(2,280)	(1,512)	1,003
Allocation of holding (gain) loss to DAC	747	(411)	(359)
Allocation of holding (gain) loss to future policy benefits	122
Income tax expense (benefit)	(305)	144	125

Total other comprehensive loss, net	($46,971)	($9,371)	($2,622)

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10.	INCOME TAXES

The provision (benefit) for income taxes is as follows:

	Years Ended December 31,
	2008	2007	2006

	(In Thousands)
Current	($11,148)	$773	$2,990
Deferred	(20,796)	4,605	8,539

Provision (benefit) for income taxes from continuing operations	(31,944)	5,378	11,529
Benefit from income taxes from discontinued operations	(167)	(522)	(161)

Total	($32,111)	$4,856	$11,368

A reconciliation of the provision (benefit) for income taxes from continuing operations based on the Federal corporate statutory tax rate of 35% to the provision (benefit) for income taxes from continuing operations reflected in the statements of operations is as follows:

	Years Ended December 31,
	2008	2007	2006

	(In Thousands)
Provision (benefit) for income taxes at the statutory rate	($29,293)	$8,004	$10,889
Separate account dividends received deduction	(2,573)	(2,290)	(525)
Nontaxable investment income	(744)	(526)	(47)
Amounts related to prior periods	686	190	1,212
Other	(20)

Provision (benefit) for income taxes from continuing operations	($31,944)	$5,378	$11,529

Upon adoption of FIN 48 on January 1, 2007 (Note 1), the Company had an immaterial amount of unrecognized tax benefits, which relate entirely to an uncertain tax position regarding refund claims for the impact of short-term capital gains on computing dividends received deductions relating to the Company’s separate accounts (DRD), which may be realized during the next twelve months.

All realized tax benefits and related interest will be recorded as a discrete item that will impact the effective tax rate in the accounting period in which the uncertain DRD tax position is ultimately settled.

The Company did not recover or release any unrecognized tax benefits during the years ended December 31, 2008 and 2007.

During the year ended December 31, 2007, the Company paid an immaterial amount of interest and penalties to state tax authorities.

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The deferred tax asset (liability), net, included in other assets and other liabilities as of December 31, 2008 and 2007, respectively, is comprised of the following tax effected temporary differences:

	December 31,
	2008	2007

	(In Thousands)
Deferred tax assets:
Investment valuation	$49,022	$10,329
Tax net operating loss carryforward	34,491
Policyholder reserves		3,364
Hedging		2,174
Deferred compensation		1,347
Retirement benefits		941

Total deferred tax assets	83,513	18,155

Deferred tax liabilities:
Policyholder reserves	(36,875)
DAC	(26,138)	(20,138)
Partnership income	(6,097)	(7,409)
Hedge	(3,310)
Other	(429)	(740)

Total deferred tax liabilities	(72,849)	(28,287)

Deferred tax asset (liability) from continuing operations, net	10,664	(10,132)
Deferred taxes on cumulative change in accounting principle	106	188
Deferred taxes on other comprehensive income and other	19,292	(6,000)

Deferred tax asset (liability), net	$30,062	($15,944)

The tax net operating loss carryforward relates to Federal tax losses incurred in 2008 with a 15-year carryforward.

SFAS No. 109, Accounting for Income Taxes, requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that deferred tax assets will be realized through future taxable earnings.

PMHC and its subsidiaries file income tax returns in U.S. Federal and various state jurisdictions and have tax years open by statute, or valid extension thereof, for tax years after 1997. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS and state taxing authorities have completed audits of PMHC’s tax returns through the tax years ended December 31, 2003 and are currently auditing the tax years ended December 31, 2005 and 2004. The Company does not expect the Federal and state audits to result in any material assessments.

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11.	SEGMENT INFORMATION

The Company has three operating segments: Investment Management, Annuities and Life Insurance. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.

The Investment Management segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries. The Investment Management segment also offers structured settlement annuities through a nationwide network of brokers.

The Annuities segment offers variable annuities to individuals and small businesses through independent financial planning firms, regional and national wirehouses, and financial institutions.

The Life Insurance segment offers UL and other life insurance products to individuals, small businesses and corporations through independent producers working through a network of distribution channels.

The Corporate and Other segment primarily includes investment income, expenses and assets not attributable to the operating segments. The Corporate and Other segment also includes the elimination of intersegment transactions. The group insurance business is included in the Corporate and Other segment as discontinued operations (Note 3).

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate (debenture) return on their allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2008 and 2007, the Company had foreign investments with an estimated fair value of $156.8 million and $136.8 million, respectively.

Depreciation expense and capital expenditures were substantially all attributable to the group insurance business. Depreciation expense for the group insurance business was zero, zero and $1.3 million for the years ended December 31, 2008, 2007 and 2006, respectively, which is included in discontinued operations. There were no capital expenditures during the years ended December 31, 2008, 2007 and 2006.

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The following is segment information as of and for the year ended December 31, 2008:

	Investment		Life	Corporate
	Management	Annuities	Insurance	and Other	Total

REVENUES	(In Thousands)
Insurance premiums	$239,448		$3,286		$242,734
Policy fees	4,026	$17,908	15,153		37,087
Net investment income	55,025	1,775	1,879	$16,837	75,516
Net realized investment loss	(2,767)	(100,743)	(1,800)	(3,682)	(108,992)
Other income	43	(66)	638		615

Total revenues	295,775	(81,126)	19,156	13,155	246,960

BENEFITS AND EXPENSES
Policy benefits	282,674	2,027	6,620		291,321
Interest credited		3,659	615		4,274
Commission expenses	10,109	3,960	6,934		21,003
Operating expenses	3,315	5,808	3,771	1,163	14,057

Total benefits and expenses	296,098	15,454	17,940	1,163	330,655

Income (loss) from continuing operations before provision (benefit) for income taxes	(323)	(96,580)	1,216	11,992	(83,695)
Provision (benefit) for income taxes	(464)	(35,958)	412	4,066	(31,944)

Income (loss) from continuing operations	141	(60,622)	804	7,926	(51,751)
Discontinued operations, net of taxes				(300)	(300)

Net income (loss)	$141	($60,622)	$804	$7,626	($52,051)

Total assets	$1,006,093	$1,091,939	$150,963	$309,224	$2,558,219
DAC	2,141	78,581	14,442		95,164
Separate account assets		929,785	79,712		1,009,497
Policyholder and contract liabilities	958,231	194,547	40,714		1,193,492
Separate account liabilities		929,785	79,712		1,009,497

PLA-36

     The following is segment information as of and for the year ended December 31, 2007:

	Investment		Life	Corporate
	Management	Annuities	Insurance	and Other	Total

REVENUES	(In Thousands)
Insurance premiums	$166,392		$163		$166,555
Policy fees	1,828	$15,034	7,211		24,073
Net investment income	43,891	2,755	1,367	$25,141	73,154
Net realized investment loss	(4,357)	(4,469)		(639)	(9,465)
Other income	37	2,545	87	119	2,788

Total revenues	207,791	15,865	8,828	24,621	257,105

BENEFITS AND EXPENSES
Policy benefits	201,378	351	1,359		203,088
Interest credited		3,539	441		3,980
Commission expenses	6,737	6,871	1,742		15,350
Operating expenses	2,564	6,728	13	2,512	11,817

Total benefits and expenses	210,679	17,489	3,555	2,512	234,235

Income (loss) from continuing operations before provision (benefit) for income taxes	(2,888)	(1,624)	5,273	22,109	22,870
Provision (benefit) for income taxes	(1,119)	(2,654)	1,565	7,586	5,378

Income (loss) from continuing operations	(1,769)	1,030	3,708	14,523	17,492
Discontinued operations, net of taxes				(70)	(70)

Net income (loss)	($1,769)	$1,030	$3,708	$14,453	$17,422

Total assets	$810,685	$1,213,993	$163,888	$343,677	$2,532,243
DAC	2,260	56,881	13,578		72,719
Separate account assets		1,088,666	93,087		1,181,753
Policyholder and contract liabilities	740,663	86,887	42,051		869,601
Separate account liabilities		1,088,666	93,087		1,181,753

PLA-37

     The following is segment information for the year ended December 31, 2006:

	Investment		Life	Corporate
	Management	Annuities	Insurance	and Other	Total

REVENUES	(In Thousands)
Insurance premiums	$143,915		$487		$144,402
Policy fees	1,834	$8,671	5,205		15,710
Net investment income	34,153	4,769	864	$24,370	64,156
Net realized investment gain	3,022	3,020		58	6,100
Other income	26	4,285	183		4,494

Total revenues	182,950	20,745	6,739	24,428	234,862

BENEFITS AND EXPENSES
Policy benefits	170,537	178	3,933		174,648
Interest credited	34	2,996	335		3,365
Commission expenses	5,819	8,067	1,922		15,808
Operating expenses	1,346	7,368	(690)	1,904	9,928

Total benefits and expenses	177,736	18,609	5,500	1,904	203,749

Income from continuing operations before provision for income taxes	5,214	2,136	1,239	22,524	31,113
Provision for income taxes	1,698	207	406	9,218	11,529

Income from continuing operations	3,516	1,929	833	13,306	19,584
Discontinued operations, net of taxes				(1,187)	(1,187)

Net income	$3,516	$1,929	$833	$12,119	$18,397

12.	TRANSACTIONS WITH AFFILIATES

Pacific Life provides general administrative and investment management services to the Company under an administrative services agreement and product contract services relating to the Company’s variable universal life insurance, other life insurance, variable annuities and investment management products under a separate services agreement. Amounts charged by Pacific Life to the Company for these services were $15.2 million, $16.5 million and $18.1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

On May 1, 2007, Pacific Life and the Company formed a two member limited liability company, Pacific Life Fund Advisors LLC (PLFA), which became the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners. Prior to May 1, 2007, Pacific Life served in this capacity and the Company provided certain investment options and other administrative services under a services agreement for which the Company earned a service fee from Pacific Life. PLFA is owned 99% by Pacific Life and 1% by the Company.

Prior to May 1, 2007, service fees earned by the Company of $2.6 million and related expenses of $0.7 million, included in amounts paid to Pacific Life under the administrative services agreement described above, were recorded directly in the books of the Company. For the year ended December 31, 2006, the fees earned and related expenses were $4.5 million and $1.5 million, respectively. Subsequent to May 1, 2007, these revenues and expenses are being recorded at either PLFA or Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary of Pacific Life and distributor of the Company’s variable life insurance and variable annuity products. Earnings from PLFA to the Company, included in net investment income, for the year ended December 31, 2008 and the period May 1, 2007 to December 31, 2007, amounted $2.1 million and to $1.3 million, respectively. Revenues

PLA-38

earned by PSD are passed onto the Company as a reduction of commission expense paid to PSD on the Company’s variable annuity and variable life insurance products. Commission expense reductions amounted to $2.2 million and $1.4 million for the year ended December 31, 2008 and the period May 1, 2007 to December 31, 2007, respectively.
The Company has an agreement with Pacific Life to borrow up to $20 million at variable interest rates. The Company did not utilize this borrowing facility during 2008 and 2007.

During 2008, the Company transferred $5.6 million of deferred compensation and postretirement liabilities to Pacific Life that related to the group insurance employees (Note 3).

13.	DEBT

The Company maintains a $40 million reverse repurchase line of credit with a commercial bank. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with this line of credit as of December 31, 2008 and 2007.

The Company is a member of the FHLB. The Company is eligible to borrow from the FHLB amounts based on a percentage of statutory capital and surplus and could borrow amounts up to $99 million. Of this amount, half, or $49.5 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2008 and 2007, the Company had no debt outstanding with the FHLB.

14.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Thousands):

Years Ending December 31:
2009	$17,824
2010 through 2013	1,744
2014 and thereafter	10,000

Total	$29,568

The Company leased office facilities under various noncancelable operating leases prior to the sale of the group insurance business (Note 3). Substantially all operating leases were transferred to the buyer. The Company is contingently liable until September 2009 for future rent and expense obligations, not to exceed $16 million, related to one of these leases. Rent expense, which was included in discontinued operations, was insignificant for the years ended December 31, 2008, 2007 and 2006.

CONTINGENCIES — LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s financial statements.

PLA-39

CONTINGENCIES — IRS REVENUE RULING

On August 16, 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the Company’s DRD. On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that has been added to the IRS’ priority guidance plan. If, after public notice and comment, the IRS regulation project ultimately adopts the IRS’ interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s financial statements.

CONTINGENCIES — OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not made any payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

See Note 5 for discussion of contingencies related to derivative instruments.

See Note 10 for discussion of other contingencies related to income taxes.

PLA-40

Supplement dated May 1, 2009 to Prospectus Dated May 1, 2009 for
Pacific Select Exec II – NY, Pacific Select Exec III – NY,
Pacific Select Exec IV – NY, and Pacific Select Exec V – NY
Flexible Premium Variable Life Insurance Policies
and Pacific Select Estate Preserver – NY Last Survivor
Flexible Premium Variable Life Insurance Policy (each a “policy”)
Issued by Pacific Life & Annuity Company

In this supplement, you and your mean the Policyholder or Owner. PL&A, we, us, and our refer to Pacific Life & Annuity Company. M Fund refers to M Fund, Inc. You’ll find an explanation of what terms used in this supplement mean in the accompanying variable life insurance prospectus or the M Fund prospectus.

The M Fund is described in detail in its prospectus and in its Statement of Additional Information (SAI).

Each Policy is described in detail in its accompanying variable life insurance prospectus. Except as described below, all features and procedures of each Policy described in its prospectus remain intact.

This supplement provides information about four additional Variable Investment Options offered under your Policy. Each of these Investment Options is set up as a Variable Account under our Separate Account, and invests in a corresponding portfolio of the M Fund: Brandes International Equity Variable Account (“Variable Account I”), Turner Core Growth Variable Account (“Variable Account II”), Frontier Capital Appreciation Variable Account (“Variable Account III”), and Business Opportunity Value Variable Account (“Variable Account V”).

Variable Account I:  Brandes International Equity Fund
Variable Account II: Turner Core Growth Fund
Variable Account III: Frontier Capital Appreciation Fund
Variable Account V:  Business Opportunity Value Fund

You can allocate Net Premium and transfer Accumulated Value to these Variable Investment Options, as well as to the other Investment Options described in the accompanying variable life insurance prospectus, subject to any allocation and transfer limitations described in that prospectus. Additionally, only 2 transfers in any calendar month may involve Variable Account I.

About the Variable Investment Options
The following chart is a summary of the M Fund portfolios. Each M Fund portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds and returns are not guaranteed. You’ll find detailed descriptions of the portfolios, including the risks associated with investing in the portfolios, in the accompanying M Fund prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the M Fund prospectus carefully before investing.

Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen.

The Portfolio’s
Portfolio	Investment Goal	The Portfolio’s Main Investments	Portfolio Manager

Brandes International Equity	Long-term capital appreciation.	Equity securities of foreign issuers. Focuses on stocks with capitalizations of $1 billion or more.	Brandes Investment Partners, L.P.
Turner Core Growth	Long-term capital appreciation.	Common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.	Turner Investment Partners, Inc.
Frontier Capital Appreciation	Maximum capital appreciation.	Common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500.	Frontier Capital Management Company, LLC
Business Opportunity Value	Long-term capital appreciation	Equity securities of U.S. issuers in the large-to-medium-capitalization segment of the U.S. stock market.	Iridian Asset Management LLC

M Financial Investment Advisers, Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the portfolios. The MFIA and the M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.

We are not responsible for the operation of the M Fund or any of its portfolios. We also are not responsible for ensuring that the M Fund and its portfolios comply with any laws that apply.

The section Fee Tables: Total annual Fund operating expenses is replaced with the following:

Total annual Fund operating expenses1
This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you indirectly pay during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) paid by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2008, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	4.21%

	Minimum	Maximum

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	1.64%

[1]	Pacific Life Fund Advisors, LLC, adviser to Pacific Select Fund, and M Financial Investment Advisers, adviser to M Fund, and other advisers and/or other service providers to the other Funds have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2010. There can be no assurance that expense waivers or reimbursement contracts will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

Statements and Reports We’ll Send You
We’ll send you financial statements that we receive from M Fund.

Voting Rights
We’re the legal owner of the shares of the M Fund that are held by the variable accounts. The voting rights we describe in the Voting Rights section of the accompanying variable life insurance prospectus and how we’ll exercise them also apply to the M Fund.

The Separate Account
The rights we describe in the accompanying variable life insurance prospectus under Making changes to the Separate Account also apply to the M Fund.

Form No. 85-25735-06

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C. OTHER INFORMATION

Item 27. Exhibits

(1)	(a)	Minutes of Action of Board of Directors of PM Group Life Insurance Company (PL&A) dated July 1, 1998[1]

	(b)	Memorandum Establishing Separate Account[1]

(2)	Inapplicable

(3)	(a)	Form of Distribution Agreement Between PL&A and Pacific Select Distributors, Inc.[1]

	(b)	Form of Selling Agreement Between Pacific Select Distributors, Inc. and Various Broker-Dealers[1]

(4)	(a)	Flexible Premium Variable Life Insurance Policy (Form P0156-NY)[2]

	(b)	Last Survivor Added Protection Benefit Rider (Form R01LST-NY)[2]

	(c)	Individual Annual Renewable Term Rider (Form R01IRT-NY)[2]

	(d)	Policy Split Option Rider (Form R94PSO-NY)[2]

	(e)	Accelerated Living Benefit Rider (Form R92ALB-NY)[1]

	(f)	Estate Tax Repeal Rider (Form R01ETR-NY)[1]

(5)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire[2]

(6)	(a)	Bylaws of PL&A1

	(b)	Articles of Incorporation of PM Group Life Insurance Company[1]

	(c)	Amended & Restated Articles of Incorporation for PM Group Life Insurance Company[1]

(7)	Form of Reinsurance Contract[4]

(8)	(a)	Form of Participation Agreement between PL&A and Pacific Select Fund[1]

	(b)	Administrative Agreement Between PL&A and Pacific Life Insurance Company (Pacific Life)[1]

	(c)	Addendum to Participation Agreement between PL&A and Pacific Select Fund 1/1/02[3]

	(d)	M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company[5]

	(e)	Participation Agreement between PL&A, PSD, American Funds Insurance Series, American Funds Distributors and Capital Research And Management Company[6]

	(f)	Addendum to Participation Agreement with Merrill Lynch Variable Series Funds, Inc. and FAM Distributors, Inc.[7]

	(g)	Participation Agreement with Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Fidelity Distributors Corporation[8]

	(h)	Participation Agreement with Merrill Lynch Variable Series Fund, Inc. and FAM Distributors, Inc.[9]

	(i)	Participation Agreement with T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc.[10]

	(j)	Participation Agreement with Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Corporation[11]

	(k)	Addendums to M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company[12]

	(l)	Participation Agreement with Janus Aspen Series[13]

	(m)	Distribution and Shareholder Service Agreement with Janus Capital Management LLC[14]

	(n)	Administrative Services Agreement with Janus Distributors LLC[15]

	(o)	Participation Agreement with Lazard Retirement Series, Inc.[16]

	(p)	Service Agreement with Lazard Asset Management Securities LLC[17]

	(q)	Participation Agreement with Legg Mason Partners III[18]

	(r)	Service Agreement with Legg Mason Investor Services, LLC[19]

	(s)	Participation Agreement with MFS Variable Insurance Trust[20]

	(t)	Service Agreement with Massachusetts Financial Services Company[21]

	(u)	Participation Agreement with Premier VIT[22]

	(v)	Service Agreement with OpCap Advisors LLC[23]

	(w)	Participation Agreement with XTF Advisors Trust[24]

	(x)	Service Agreement with XTF Advisors L.P.[25]

	(y)	Form of Amendment to Participation Agreement[26]

	(z)	Form of Amendment to Service Agreement[27]

	(aa)	Form of Amendment to Service Contract[28]

(9)	Inapplicable

(10)	Inapplicable

(11)	Form of Opinion and consent of legal officer of PL&A as to legality of Policies being registered[1]

(12)	Inapplicable

(13)	Inapplicable

(14)	(a)	Consent of Independent Registered Public Accounting Firm

	(b)	Consent of Independent Auditors

(15)	Inapplicable

(16)	Inapplicable

(17)	Memorandum Describing Issuance, Transfer and Redemption Procedures[1]

(18)	Powers of Attorney

[1]	Filed as part of Registration Statement on Form S-6 via EDGAR on June 6, 2001, File No. 333-62446, Accession Number 0001017062-01-500429.

[2]	Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed via EDGAR on December 27, 2001, File No. 333-62446, Accession Number 0001017062-01-500983.

[3]	Filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed via EDGAR on April 22, 2002, File No. 333-62446, Accession Number 0001017062-02-000855.

[4]	Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed via EDGAR on February 21, 2003, File No. 333-62446, Accession No. 0001017062-03-000292.

[5]	Filed as part of Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 filed via EDGAR on January 26, 2004, File No. 333-62446, Accession No. 0001193125-04-008908.

[6]	Filed as Exhibit 8(f) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 via EDGAR on April 18, 2005, File No. 333-71081, Accession No. 0000892569-05-000248.

[7]	Filed as Exhibit 8(h) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, File No. 333-80825, Accession No. 0000892569-05-000557.

[8]	Filed as Exhibit 8(i) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, File No. 333-80825, Accession No. 0000892569-05-000557.

[9]	Filed as Exhibit 8(j) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, File No. 333-80825, Accession No. 0000892569-05-000557.

[10]	Filed as Exhibit 8(k) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, File No. 333-80825, Accession No. 0000892569-05-000557.

[11]	Filed as Exhibit 8(l) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, File No. 333-80825, Accession No. 0000892569-05-000557.

[12]	Filed as Exhibit 8(j) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 via EDGAR on February 28, 2007, File No. 333-138906, Accession No. 0000892569-07-000175.

[13]	Filed as Exhibit 8(k) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[14]	Filed as Exhibit 8(l) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[15]	Filed as Exhibit 8(m) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[16]	Filed as Exhibit 8(n) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[17]	Filed as Exhibit 8(o) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[18]	Filed as Exhibit 8(p) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[19]	Filed as Exhibit 8(q) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[20]	Filed as Exhibit 8(r) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[21]	Filed as Exhibit 8(s) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[22]	Filed as Exhibit 8(t) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[23]	Filed as Exhibit 8(u) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[24]	Filed as Exhibit 8(v) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[25]	Filed as Exhibit 8(w) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[26]	Filed as Exhibit 8(y) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 filed via EDGAR on September 28, 2007, File No. 333-118913, Accession No. 0000892569-07-001219.

[27]	Filed as Exhibit 8(z) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 filed via EDGAR on September 28, 2007, File No. 333-118913, Accession No. 0000892569-07-001219.

[28]	Filed as Exhibit 8(aa) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 filed via EDGAR on September 28, 2007, File No. 333-118913, Accession No. 0000892569-07-001219.

2

Item 28. Directors and Officers of Pacific Life

Name and Address	Positions and Offices with Pacific Life

James T. Morris	Chairman of the Board, President and Chief Executive Officer
Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer
Sharon A. Cheever	Director, Senior Vice President and General Counsel
Audrey L. Milfs	Director, Vice President and Corporate Secretary
Mark W. Holmlund	Director, Executive Vice President and Chief Investment Officer
Michael A. Bell	Executive Vice President
Edward R. Byrd	Senior Vice President and Chief Accounting Officer
Denis P. Kalscheur	Vice President and Treasurer
Brian D. Klemens	Vice President and Controller

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 29. Persons Controlled by or Under Common Control with Pacific Life Insurance Company (Pacific Life) or Pacific Select Exec Separate Account.
Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a California Mutual Holding Company).

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

	Jurisdiction of	Percentage of
	Incorporation or	Ownership by its
	Organization	Immediate Parent
Pacific Mutual Holding Company	Nebraska
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Select Distributors, Inc.	California	100
Pacific Select, LLC	Delaware	100
Pacific Asset Holding LLC	Delaware	100
Pacific TriGuard Partners LLC #	Delaware	100
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
CW Atlanta, LLC	Delaware	100
City Walk Towers, LLC	Delaware	100
Kierland One, LLC	Delaware	100
Kinzie Member, LLC	Delaware	100
Parcel B Owner LLC	Delaware	88
Kinzie Parcel A Member, LLC	Delaware	100
Parcel A Owner LLC	Delaware	90
PL/KBS Fund Member, LLC	Delaware	100
KBS/PL Properties, L.P. #	Delaware	99.9
Wildflower Member, LLC	Delaware	100
Epoch-Wildflower, LLC	Florida	99
Confederation Life Insurance and Annuity Company	Georgia	100
Pacific Life Fund Advisors LLC +	Delaware	100
Pacific Alliance Reinsurance Company of Vermont	Vermont	100
Pacific Mezzanine Associates L.L.C.	Delaware	67
Pacific Mezzanine Investors L.L.C. #	Delaware	100
College Savings Bank	New Jersey	100
Pacific Asset Funding, LLC	Delaware	100
PL Trading Company, LLC	Delaware	100
Pacific Life Trade Services, Limited	Hong Kong	100
Pacific Life & Annuity Services, Inc.	Colorado	100
Bella Sera Holdings, LLC	Delaware	100
Pacific Life Re Holdings LLC	Delaware	100
Pacific Life Re Holdings Limited	U.K.	100
Pacific Life Re Services Limited	U.K.	100
Pacific Life Re Limited	U.K.	100
Pacific Alliance Reinsurance Ltd.	Bermuda	100
Aviation Capital Group Corp.	Delaware	100
ACG Acquisition Corporation V	Delaware	100
ACG Acquisition 41 LLC	Delaware	100
ACG Acquisition 42 LLC	Delaware	100
ACG International Ltd.	Bermuda	100
ACG Acquisition Ireland III Limited	Ireland	100
ACG Acquisition Ireland IV Ltd.	Ireland	100
ACG Acquisition Ireland V Ltd.	Ireland	100
ACG Investment Capital Partners LLC	Delaware	50
MAPF Holdings LLC	Delaware	33
ACG Acquisition VI LLC	Nevada	50
ACG Acquisition XIX LLC	Delaware	20
ACG XIX Holding LLC	Delaware	100
Aviation Capital Group Trust	Delaware	100
ACG Acquisition XV LLC	Delaware	100
ACG Acquisition XX LLC	Delaware	100
ACG Acquisition Ireland Limited	Ireland	100
ACG Acquisition Labuan Ltd.	Labuan	100
ACG Acquisitions Sweden AB	Sweden	100
ACG Acquisition (Bermuda) Ltd.	Bermuda	100
ACG Acquisition XXI LLC	Delaware	100
ACG Trust 2004 -1 Holding LLC	Delaware	100
ACG Funding Trust 2004-1	Delaware	100
ACG Acquisition 30746 LLC	Delaware	100
ACG Trust II Holding LLC	Delaware	100
Aviation Capital Group Trust II	Delaware	100
ACG Acquisition XXV LLC	Delaware	100
ACG Acquisition 37 LLC	Delaware	100
ACG Acquisition 38 LLC	Delaware	100
ACG Acquisition Ireland II Limited	Ireland	100
ACG Acquisition (Bermuda) II Ltd.	Bermuda	100
ACG Acquisition XXIX LLC	Delaware	100
ACG Acquisition XXX LLC	Delaware	100
ACG Acquisition 31 LLC	Delaware	100
ACG Acquisition 32 LLC	Delaware	100
ACG Acquisition 33 LLC	Delaware	100
ACG Acquisition 34 LLC	Delaware	100
ACG Acquisition 36 LLC	Delaware	100
ACG Acquisition 39 LLC	Delaware	100
ACGFS LLC	Delaware	100
ACG Acquisition 35 LLC	Delaware	100
Boullioun Aviation Services Inc.	Washington	100
Boullioun Aviation Services (International) Inc.	Washington	100
Boullioun Aircraft Holding Company, Inc.	Washington	100
Boullioun Portfolio Finance III LLC	Nevada	100
ACG Funding 2005-1 Holding LLC	Delaware	100
ACG Funding Trust 2005-1	Delaware	100
ACG III Holding LLC	Delaware	100
ACG Trust III	Delaware	100
RAIN I LLC	Delaware	100
RAIN II LLC	Delaware	100
RAIN III LLC	Delaware	100
RAIN IV LLC	Delaware	100
RAIN V LLC	Delaware	100
RAIN VI LLC	Delaware	100
RAIN VII LLC	Delaware	100
RAIN VIII LLC	Delaware	100
ACG Acquisition 30271 LLC	Delaware	100
ACG Acquisition 30286 LLC	Delaware	100
ACG Acquisition 30744 LLC	Delaware	100
ACG Acquisition 30745 LLC	Delaware	100
ACG Acquisition 30289 LLC	Delaware	100
ACG Acquisition 30293 LLC	Delaware	100
ACG Acquisition 1176 LLC	Delaware	100
0168 Statutory Trust	Connecticut	100
0179 Statutory Trust	Connecticut	100
Bellevue Aircraft Leasing Limited	Ireland	100
Rainier Aircraft Leasing (Ireland) Limited	Ireland	100
ACG Acquisition (Cyprus) Ltd.	Cyprus	100
ACG Acquisition (Bermuda) III Ltd.	Bermuda	100
ACG 2006-ECA LLC	Delaware	100
ACG Acquisition 2692 LLC	Delaware	100
ACG ECA-2006 Ireland Limited	Ireland	100
ACG Acquisition 2987 LLC	Delaware	100
ACG Acquisition 3141 LLC	Delaware	100
ACG Acquisition Aruba NV	Aruba	100
ACG Trust 2006-1 Holding LLC	Delaware	100
ACG Funding Trust 2006-1	Delaware	100
ACG Capital Partners LLC	Delaware	50
Bellevue Coastal Leasing LLC	Washington	100
ACG Capital Partners Ireland Limited	Ireland	100
ACG Acquisition 30288 LLC	Delaware	100
ACGCP Acquisition 979 LLC	Delaware	100

#	Abbreviated structure

+	A Division of Pacific Life Fund Advisors LLC does business as Pacific Asset Management

Item 30. Indemnification

(a)	The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 31. Principal Underwriters

(a)	Other Activity.

PSD (formerly Pacific Mutual Distributors, Inc.) also acts as principal underwriter for Pacific Select Separate Account of Pacific Life, Pacific Select Variable Annuity Separate Account of Pacific Life, Pacific Corinthian Variable Separate Account of Pacific Life, Separate Account A of Pacific Life, Separate Account B of Pacific Life, Pacific Select Exec Separate Account of PL&A, Separate Account A of PL&A and Pacific Select Fund.

(b)	Management.

Name	Positions and Offices with Underwriter

Adrian S. Griggs	Director, SVP, Chief Financial Officer
Gerald W. Robinson	Director, Chairman, Chief Executive Officer
Michael A. Bell	Director, EVP
Dewey Bushaw	SVP
Robert C. Hsu	SVP, Chief Information Officer
Richard J. Schindler	SVP
Edward R. Byrd	SVP
Martha A. Gates	SVP
Thomas Gibbons	VP, Tax
Brian D. Klemens	VP, Treasurer
Audrey L. Milfs	VP, Secretary
Alyce F. Peterson	VP
Gail Cobin Moscoso	VP
S. Kendrick Dunn	AVP, Compliance
Jane M. Guon	AVP, Assistant Secretary
Gail H. McKinney	Assistant Secretary
Julia C. McIntosh	Assistant Secretary
Michael T. McLaughlin	Assistant Secretary
Cheryl L. Tobin	Assistant Secretary
Stephen J. Toretto	Assistant Secretary

The principal business address of each of the above individuals is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

(c)	Compensation from the Registrant.

(1)	(2)	(3)	(4)	(5)
Compensation on
Events Occasioning
Name of	Net Underwriting	the Deduction of a	Brokerage	Other
Principal Underwriter	Discounts and Commissions	Deferred Sales Load	Commissions	Compensation

PSD	N/A	N/A	N/A	N/A

Item 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 33. Management Services

Not applicable

Item 34. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 19 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 27th day of April, 2009.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
(Registrant)

		BY:	PACIFIC LIFE & ANNUITY COMPANY
(Depositor)

By:

James T. Morris* Chairman of the Board, President and Chief Executive Officer

*By:	/s/ SHARON A. CHEEVER

Sharon A. Cheever as attorney-in-fact

(Powers of Attorney are contained in this Registration Statement, as Exhibit 18.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

James T. Morris*	Chairman of the Board, President and Chief Executive Officer	April 27, 2009

Khanh T. Tran*	Director, Executive Vice President and Chief Financial Officer	April 27, 2009

Sharon A. Cheever*	Director, Senior Vice President and General Counsel	April 27, 2009

Audrey L. Milfs*	Director, Vice President and Corporate Secretary	April 27, 2009

Mark W. Holmlund*	Director, Executive Vice President and Chief Investment Officer	April 27, 2009

Michael A. Bell*	Executive Vice President	April 27, 2009

Edward R. Byrd*	Senior Vice President and Chief Accounting Officer	April 27, 2009

Denis P. Kalscheur*	Vice President and Treasurer	April 27, 2009

Brian D. Klemens*	Vice President and Controller	April 27, 2009

*By:	/s/ SHARON A. CHEEVER	April 27, 2009

Sharon A. Cheever as attorney-in-fact

     (Powers of Attorney are contained in this Registration Statement, as Exhibit 18.)